As Filed with the Securities and Exchange Commission on May 1, 2020

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 20	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 45	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

John D. Piller, Sr. Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, North Carolina 28262-8500	Charlotte, North Carolina 28262-8500
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2020

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Single Premium Immediate Variable Annuity Contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the Fund prospectus, and keep it for future reference.

The Contracts are designed to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts:

∎ Growth Equity Fund	∎ Real Estate Securities Fund
∎ Growth & Income Fund	∎ Small Cap Equity Fund
∎ International Equity Fund	∎ Social Choice Equity Fund
∎ Large-Cap Value Fund	∎ Stock Index Fund

As with all variable annuities, your variable annuity payments will increase or decrease; depending on how well the Investment Account’s underlying Fund investment performs over time. TIAA Life doesn’t guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the Funds listed above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the portfolios annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on the fund’s website and/or TIAA’s website (TIAA.org), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive these electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from the funds electronically anytime by updating your account settings at TIAA.org/eDelivery.

You may elect to continue to receive all future reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 877 694-0305 during regular business hours. Your election to receive reports in paper will apply to all funds available under your Contract.

More information about the separate account and the Contracts is on file with the SEC in a “Statement of Additional Information” (“SAI”) dated May 1, 2020. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (Attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the SPIAs issued by TIAA Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Single Premium Immediate Annuities Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

1940 Act. The Investment Company Act of 1940, as amended.

Annuitant. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit. A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary. The person or institution selected by the Contract owner to become the new Contract owner if the Contract owner dies while any annuity payments remain due.

Business Day. Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year.

Commuted Value. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity SPIA Contracts.

Contract owner. The person (or persons) who controls all the rights and benefits under a contract.

Current Value. The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund. An investment company that is registered with the SEC in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account. All of TIAA Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Good Order. An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process any changes or transaction must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction

Income Change Method. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option. The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account. A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC. The Internal Revenue Code of 1986, as amended.

Issue Date. The day that the contract is issued and becomes effective.

NYSE. The New York Stock Exchange.

Premium. The amount you invest in the contract.

Present Value. The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant. The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA Life. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day. Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

2	Prospectus Single Premium Immediate Annuities

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA Life’s SPIAs allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of Contracts we offer are:

•	One-Life Annuity, which pays income as long as the Annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•

Two-Life Annuity, which pays income as long as either the Annuitant or the second Annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an Annuitant, continues at either the same or a reduced level for the life of the other Annuitant; and

•	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the Contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Accounts you may have allocated to perform over time. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable Investment Accounts which invest in the following Funds of the TIAA-CREF Life Funds:

• Growth Equity Fund	• Real Estate Securities Fund
• Growth & Income Fund	• Small Cap Equity Fund
• International Equity Fund	• Social Choice Equity Fund
• Large-Cap Value Fund	• Stock Index Fund

TIAA Life doesn’t guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 1.0%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable Investment Account are calculated, i.e., you may change your Income Change Method. For more details on transfers and changing your Income Change Method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. This first table lists certain categories of Contract owner transaction expenses for comparative purposes. State Premium taxes may be deducted depending on your state.

CONTRACT OWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of Premiums)	None

Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None

Nonqualified Premium taxes (as a percentage of Premiums, if applicable)[1]	1.0–3.5%

Surrender fees (as a percentage of amount surrendered)	None

Exchange fee	None

[1]	Only applicable in certain states. Where TIAA Life is required to pay this Premium tax, we may deduct the amount of the Premium tax paid from any Premium payment.

Single Premium Immediate Annuities Prospectus	3

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees[1]	Fee Waiver[1]	Current

Charges[1]

Annual Contract Fees	None	None	None

Mortality and expense risk charge	1.00%	0.60%	0.40%

Administrative expense charge	0.20%	0.00%	0.20%

Total separate account annual charges	1.20%	0.60%	0.60%

[1]

TIAA Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of Fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these Funds for the year ended December 31, 2019. The next table provides greater detail on the total operating expenses charged by each Fund, and shows the total separate account and Fund annual expenses. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from Fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses[1]	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses[8]

Growth Equity Fund[2]	0.45%	0.00%	0.12%	0.57%	-0.05%	0.52%	1.12%

Growth & Income Fund[2]	0.45%	0.00%	0.10%	0.55%	-0.03%	0.52%	1.12%

International Equity Fund[3]	0.50%	0.00%	0.21%	0.71%	-0.11%	0.60%	1.20%

Large-Cap Value Fund[2]	0.45%	0.00%	0.17%	0.62%	-0.10%	0.52%	1.12%

Real Estate Securities Fund[4]	0.50%	0.00%	0.13%	0.63%	-0.06%	0.57%	1.17%

Small-Cap Equity Fund[5]	0.46%	0.00%	0.26%	0.72%	-0.19%	0.53%	1.13%

Social Choice Equity Fund[6]	0.15%	0.00%	0.16%	0.31%	-0.09%	0.22%	0.82%

Stock Index Fund[7]	0.06%	0.00%	0.04%	0.10%	-0.01%	0.09%	0.69%

[1]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

4	Prospectus Single Premium Immediate Annuities

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2021, unless changed with approval of the Board of Trustees.

[8]

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and Fund expenses would be 1.72% for the Growth Equity, 1.72% for the Growth & Income, 1.80% for the International Equity, 1.72% for the Large-Cap Value, 1.73% for the Small-Cap Equity, 1.29% for the Stock Index, 1.42% for the Social Choice Equity, and 1.77% for the Real Estate Securities.

Fund expenses are deducted from each underlying Fund before TIAA-CREF Life is provided with the Fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner transaction expenses, separate account annual expenses, and maximum Fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the Funds. The example assumes that the Fund’s expense reimbursement agreement will remain in place for one year but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LIFE FUNDS—SPIA EXPENSE-TABLE WITHOUT SEPARATE ACCT AND FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$180	$557	$959	$2,084
Growth & Income Fund	$178	$551	$949	$2,062
International Equity Fund	$194	$600	$1,032	$2,233
Large-Cap Value Fund	$185	$573	$985	$2,137
Real Estate Securities Fund	$186	$576	$990	$2,148
Small-Cap Equity Fund	$195	$603	$1,037	$2,243
Social Choice Equity Fund	$154	$477	$824	$1,802
Stock Index Fund	$132	$412	$713	$1,568

LIFE FUNDS—SPIA EXPENSE TABLE-WITH FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$114	$367	$639	$1,416
Growth & Income Fund	$114	$362	$630	$1,395
International Equity Fund	$122	$404	$708	$1,569
Large-Cap Value Fund	$114	$377	$661	$1,468
Real Estate Securities Fund	$119	$384	$670	$1,483
Small-Cap Equity Fund	$115	$400	$705	$1,574
Social Choice Equity Fund	$84	$281	$495	$1,111
Stock Index Fund	$70	$223	$389	$870

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

Single Premium Immediate Annuities Prospectus	5

For condensed financial information pertaining to each Investment Account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a Contract, you must complete an application and make a Premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the Current Value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the Current Value of your contract may be less than your Premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your Premium, we’ll refund the greater of your contract value or your full Premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any Premium taxes and expense charges deducted from the Premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual SPIAs offered by TIAA Life. The rights and benefits under the Contracts are summarized below. However, the descriptions you read here are qualified entirely by the Contracts themselves.

The Contracts are approved in all states including the District of Columbia.

Under the SPIA Contracts, TIAA Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the Contracts to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The Contracts include both fixed and variable components—that is, you can allocate your single premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA Life over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on the performance of the Funds underlying the Investment Account. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive in Good Order at our Administrative Office your complete and accurate application, Premium and all other information necessary to process your application. Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check. The Premium must be for at least $25,000. Additional Premiums are not permitted. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your Premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in Good Order.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

6	Prospectus Single Premium Immediate Annuities

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the Contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See “Changing Investment Accounts and Income Change Methods.”

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract). Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the Contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

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Over the life of the Contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request in Good Order. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more information on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the

8	Prospectus Single Premium Immediate Annuities

switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

To request a transfer or to switch your Income Change Method, call Retirement Services, toll-free at 800-842-2252, or write the TIAA Life home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this Contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contract owners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed- Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACT OWNER

If you (the Owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the product of the

Single Premium Immediate Annuities Prospectus	9

Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a contract is generally determined on the contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. Annuity Unit valuations for each Investment Account will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds but may add other Funds in the future.

Note that not all of the ten Funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds listed below.

The Funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing

10	Prospectus Single Premium Immediate Annuities

primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, LLC (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the TIAA Life General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 1.0%. Your first payment may not reflect participation in the variable Investment Accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any increase.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA Life’s expense risk is the possibility that TIAA Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the  Contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA -CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund,

Single Premium Immediate Annuities Prospectus	11

under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of nonqualified Premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner who is not a natural person should discuss these potential exceptions with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions

12	Prospectus Single Premium Immediate Annuities

(e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult your tax advisor for more information.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Enacted Tax Legislation.

Secure Act—2019. In December 2019, Congress passed the SECURE Act, a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The new law was generally effective on January 1, 2020. Most of the Act’s provisions do not apply to your non-qualified contract. However, the Act does impact contracts owned by certain children. In 2017, the Tax Cuts and Jobs Act modified the so-called “Kiddie Tax” by generally imposing tax at the trusts and estates tax rates on a child’s unearned income. The SECURE Act restored taxation of such income at the parent’s tax rate.

Cares Act—2020. On March 27, 2020, Congress enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) to provide emergency assistance and health care response for individuals, families and businesses affected by the 2020 coronavirus pandemic. The CARES Act includes a number of tax provisions, but none that directly affect your Contract. Please contact your tax advisor for further details on how the CARES Act affects other aspects of your tax matters.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Contract.

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2020, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11,580,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will

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generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company (“TIAA Life”), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA Life established TIAA-CREF Life Separate Account VA-1 as a separate account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA Life, the separate account is also subject to regulation by the New York Department of Financial Services and the insurance departments of some other jurisdictions in which the Contracts are offered (see the SAI).

Although TIAA Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA Life separate account or other business activity TIAA Life may undertake.

The separate account currently has eight subaccounts, or variable Investment Accounts, which invest in shares of the Funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. Following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the Fixed Account, see your contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is

14	Prospectus Single Premium Immediate Annuities

considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contract owners. In addition, transfers of Accumulation Value from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. TIAA Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a Contract owner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contract owner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We don’t guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA Life may transfer the separate account assets to another separate account or account of TIAA Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other

Single Premium Immediate Annuities Prospectus	15

Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims- paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office. You can ask questions by calling toll-free 800 842 2252.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842 2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

16	Prospectus Single Premium Immediate Annuities

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800 842 2252; or 24 hours a day via our website www.tiaa.org.

SPECIAL RISKS RELATED TO CYBER SECURITY AND CERTAIN BUSINESS CONTINUITY RISKS

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

Other disruptive events, including (but not limited to) natural disaster and public health crises, may adversely affect our ability to conduct business, including if our employees or the employees of our service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with our processing of contract transactions (including the processing of orders from our website or with the underlying funds), impact our ability to calculate unit values, or cause other operations issues.

Single Premium Immediate Annuities Prospectus	17

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values

B-2	Tax Status of the Contract

B-3	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-4	Legal Matters

B-4	Experts

B-4	Additional Information

B-4	Financial Statements

B-5	Index to Financial Statements

18	Prospectus Single Premium Immediate Annuities

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable Investment Accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

CONDENSED FINANCIAL INFORMATION

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Growth Equity Sub-Account
2019	885	$42.21	$54.85	$55,792	0.41%	0.60%	29.95%
2018	1,030	$42.55	$42.21	$48,412	0.34%	0.60%	(0.81)%
2017	1,085	$31.82	$42.55	$50,488	0.00%	0.60%	33.74%
2016	1,147	$32.32	$31.82	$40,015	0.55%	0.60%	(1.55)%
2015	1,247	$29.65	$32.32	$43,719	0.22%	0.60%	9.01%
2014	1,258	$26.81	$29.65	$39,994	0.30%	0.60%	10.59%
2013	1,324	$19.27	$26.81	$37,777	0.28%	0.60%	39.10%
2012	1,353	$16.57	$19.27	$27,451	0.71%	0.60%	16.29%
2011	1,426	$16.37	$16.57	$24,877	0.27%	0.60%	1.22%
2010	1,450	$14.52	$16.37	$24,804	0.47%	0.60%	12.74%

TIAA-CREF Life Growth & Income Equity Sub-Account
2019	807	$63.39	$81.98	$81,983	1.00%	0.60%	29.32%
2018	890	$68.76	$63.39	$68,515	0.90%	0.60%	(7.81)%
2017	962	$55.82	$68.76	$77,609	0.00%	0.60%	23.17%
2016	1,046	$51.71	$55.82	$67,649	1.34%	0.60%	7.95%
2015	1,125	$50.34	$51.71	$65,811	1.08%	0.60%	2.72%
2014	1,176	$45.59	$50.34	$66,424	0.99%	0.60%	10.42%
2013	1,189	$34.13	$45.59	$60,823	1.08%	0.60%	33.58%
2012	1,227	$29.49	$34.13	$46,469	1.78%	0.60%	15.73%
2011	1,268	$28.82	$29.49	$40,088	1.07%	0.60%	2.32%
2010	1,342	$25.56	$28.82	$40,422	1.29%	0.60%	12.73%

TIAA-CREF Life International Equity Sub-Account
2019	804	$27.40	$33.52	$30,700	2.04%	0.60%	22.34%
2018	908	$36.07	$27.40	$27,703	1.03%	0.60%	(24.04)%
2017	1,003	$27.28	$36.07	$39,646	1.16%	0.60%	32.19%
2016	1,026	$27.16	$27.28	$30,471	1.50%	0.60%	0.45%
2015	1,113	$27.59	$27.16	$32,926	1.29%	0.60%	(1.57)%
2014	1,187	$30.14	$27.59	$35,523	1.27%	0.60%	(8.45)%
2013	1,260	$24.42	$30.14	$40,974	2.44%	0.60%	23.41%
2012	1,285	$18.72	$24.42	$33,558	1.74%	0.60%	30.49%
2011	1,423	$24.74	$18.72	$28,003	1.54%	0.60%	(24.33)%
2010	1,618	$20.80	$24.74	$41,512	1.28%	0.60%	18.92%

TIAA-CREF Life Large-Cap Value Sub-Account
2019	171	$78.13	$99.93	$20,874	1.73%	0.60%	27.89%
2018	208	$91.54	$78.13	$19,283	1.36%	0.60%	(14.65)%
2017	235	$81.97	$91.54	$25,062	0.00%	0.60%	11.67%
2016	264	$69.45	$81.97	$25,008	1.82%	0.60%	18.03%
2015	273	$73.54	$69.45	$21,601	1.56%	0.60%	(5.57)%
2014	301	$67.89	$73.54	$24,690	1.79%	0.60%	8.33%
2013	300	$50.85	$67.89	$22,732	1.99%	0.60%	33.51%
2012	292	$42.58	$50.85	$16,543	1.91%	0.60%	19.42%
2011	321	$45.55	$42.58	$14,932	1.47%	0.60%	(6.52)%
2010	354	$38.71	$45.55	$17,099	1.56%	0.60%	17.65%

Single Premium Immediate Annuities Prospectus	19

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Real Estate Securities Sub-Account
2019	258	$100.13	$130.72	$39,274	1.94%	0.60%	30.55%
2018	272	$105.19	$100.13	$30,709	1.98%	0.60%	(4.80)%
2017	292	$94.21	$105.19	$34,189	0.00%	0.60%	11.65%
2016	313	$91.17	$94.21	$32,514	2.70%	0.60%	3.34%
2015	324	$87.88	$91.17	$32,640	2.61%	0.60%	3.74%
2014	333	$68.82	$87.88	$32,271	1.72%	0.60%	27.70%
2013	324	$67.95	$68.82	$24,504	1.66%	0.60%	1.28%
2012	352	$57.06	$67.95	$25,720	1.90%	0.60%	19.07%
2011	353	$53.79	$57.06	$21,199	1.22%	0.60%	6.08%
2010	366	$41.25	$53.79	$20,662	2.36%	0.60%	30.38%

TIAA-CREF Life Small-Cap Equity Sub-Account
2019	124	$101.55	$124.89	$18,972	0.55%	0.60%	22.98%
2018	153	$116.16	$101.55	$18,234	0.60%	0.60%	(12.58)%
2017	169	$101.70	$116.16	$22,773	0.00%	0.60%	14.21%
2016	187	$85.36	$101.70	$22,068	0.84%	0.60%	19.15%
2015	238	$86.00	$85.36	$22,418	0.60%	0.60%	(0.74)%
2014	253	$80.97	$86.00	$23,507	0.70%	0.60%	6.21%
2013	279	$58.24	$80.97	$24,203	0.71%	0.60%	39.03%
2012	258	$51.38	$58.24	$16,104	1.11%	0.60%	13.34%
2011	288	$53.98	$51.38	$15,621	0.52%	0.60%	(4.82)%
2010	317	$42.57	$53.98	$17,661	0.83%	0.60%	26.78%

TIAA-CREF Life Social Choice Sub-Account
2019	342	$59.67	$77.93	$30,473	1.54%	0.60%	30.60%
2018	355	$63.56	$59.67	$24,433	1.66%	0.60%	(6.11)%
2017	383	$52.86	$63.56	$27,330	0.01%	0.60%	20.24%
2016	412	$46.91	$52.86	$23,916	2.37%	0.60%	12.67%
2015	419	$48.50	$46.91	$21,383	2.48%	0.60%	(3.28)%
2014	440	$43.97	$48.50	$23,251	1.81%	0.60%	10.31%
2013	465	$32.98	$43.97	$22,151	1.64%	0.60%	33.33%
2012	451	$29.10	$32.98	$16,020	1.91%	0.60%	13.33%
2011	476	$29.29	$29.10	$14,675	1.72%	0.60%	(0.65)%
2010	487	$25.40	$29.29	$14,877	1.85%	0.60%	15.32%

TIAA-CREF Life Stock Index Sub-Account
2019	1,954	$74.64	$97.06	$229,942	1.63%	0.60%	30.03%
2018	2,196	$79.28	$74.64	$191,216	1.60%	0.60%	(5.85)%
2017	2,361	$65.90	$79.28	$216,064	0.00%	0.60%	20.29%
2016	2,626	$58.82	$65.90	$191,984	2.15%	0.60%	12.04%
2015	2,777	$58.92	$58.82	$179,018	1.91%	0.60%	(0.17)%
2014	2,928	$52.71	$58.92	$186,911	1.89%	0.60%	11.79%
2013	2,973	$39.74	$52.71	$167,268	1.90%	0.60%	32.63%
2012	3,056	$34.36	$39.74	$128,944	2.15%	0.60%	15.65%
2011	3,214	$34.24	$34.36	$116,331	1.82%	0.60%	0.35%
2010	3,362	$29.50	$34.24	$120,888	1.81%	0.60%	16.09%

20	Prospectus Single Premium Immediate Annuities

concluded

(a)	Does not include expenses of Underlying Fund.
(b)

These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as administrative expenses and mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Account invests.

(c)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administrative expenses and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund have been excluded.

(d)

These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract owners total returns may not be within the ranges presented.

Single Premium Immediate Annuities Prospectus	21

For more information about Single Premium Immediate Annuity

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI or to request other information about the Contract, please call or write to us at our Administrative Office 800 842-2252.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A10861

(5/20)

Statement of Additional Information

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

And

TIAA-CREF Life Insurance Company

MAY 1, 2020

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2020 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Legal matters	B-4

Experts	B-4

Additional information	B-4

Financial statements	B-4

Index to financial statements	B-5

Calculating annuity unit values

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractholders’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

Tax status of the contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life Insurance Company (“TIAA Life”) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ∎ Single Premium Immediate Annuities

Statements and reports

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General matters

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

Financial support agreement

The Contracts are issued by TIAA Life. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (“TIAA”).

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA Life with recourse to TIAA.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2019, 2018, and 2017 TIAA Life provided total compensation for product administrative services of $5,643,860, $5,682,692, and $6,059,118 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2019, 2018, and 2017, TIAA Life paid custody fees of $397,872, $395,325, and $392,512. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2019, 2018, and 2017, and 2016, TIAA Life provided compensation for trade settlement services of $56,704, $56,645, and $55,105.

State regulation

TIAA Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-3

Legal matters

All matters of applicable state law pertaining to the Contracts, including TIAA Life’s right to issue the Contracts, have been passed upon by Kenneth Reitz General Counsel of TIAA Life.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA-CREF Life Separate Account VA-1 as of December 31, 2019 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 100 East Pratt Street, Baltimore, Maryland 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company statutory basis financial statements

The statutory basis financial statements as of December 31, 2019, 2018 and 2017 and for each of the three years in the period ended December 31, 2019 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2019, 2018 and 2017 and for each of the three years in the period ended December 31, 2019 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the separate account and TIAA Life, and TIAA follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Single Premium Immediate Annuities

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-5

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VA-1

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the TIAA-CREF Life Separate Account VA-1 as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	Matson Money U.S. Equity VI Portfolio(1)

TIAA-CREF Life Bond(1)	MFS Global Equity Series—Initial Class(1)

TIAA-CREF Life Growth Equity(1)	MFS Growth Series—Initial Class(1)

TIAA-CREF Life Growth & Income(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

TIAA-CREF Life International Equity(1)	MFS Utilities Series—Initial Class(1)

TIAA-CREF Life Large-Cap Value(1)	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class(2)

TIAA-CREF Life Money Market(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Real Estate Securities(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class(3)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class(1)

TIAA-CREF Life Stock Index(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

Calamos Growth and Income Portfolio(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

ClearBridge Variable Aggressive Growth Portfolio—Class I(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	PVC Equity Income Account—Class 1(1)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	PVC MidCap Account—Class 1(1)

Delaware VIP Diversified Income Series—Standard Class(1)	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II(1)

Delaware VIP International Value Equity Series—Standard Class(1)	Prudential Series Fund—Natural Resources Portfolio—Class II(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	Prudential Series Fund—Value Portfolio—Class II(1)

DFA VA Equity Allocation Portfolio(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

DFA VA Global Bond Portfolio(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

DFA VA Global Moderate Allocation Portfolio(1)	T. Rowe Price Health Sciences Portfolio I(1)

DFA VA International Small Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

DFA VA International Value Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF Real Estate Index Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Small Company Growth Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	VY Clarion Global Real Estate Portfolio—Class I(1)

Janus Henderson Mid Cap Value Portfolio—Institutional Shares(1)	Wanger International(1)

John Hancock Emerging Markets Value Trust(1)	Wanger Select(1)

Matson Money Fixed Income VI Portfolio(1)	Wanger USA(1)

Matson Money International Equity VI Portfolio(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and December 31, 2018.
(2)

Statement of operations for the period January 1, 2019 through April 30, 2019 and statement of changes in net assets for the period January 1, 2019 through April 30, 2019 and the year ended December 31, 2018.

(3)	Statement of operations and statement of changes in net assets for the period April 30, 2019 (commencement of operations) through December 31, 2019

Basis for opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the TIAA-CREF Life Separate Account VA-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the sub-accounts in the TIAA-CREF Life Separate Account VA-1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

B-6	Statement of Additional Information ∎ Single Premium Immediate Annuities

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 29, 2020

We have served as the auditor of one or more of the sub-accounts in TIAA-CREF Life Separate Account VA-1 since 2005.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$65,422,271	$162,200,145	$96,280,361	$142,666,157	$85,476,770

Total assets	$65,422,271	$162,200,145	$96,280,361	$142,666,157	$85,476,770

NET ASSETS

Accumulation fund	$65,422,271	$162,200,145	$89,006,064	$126,835,497	$81,734,856

Annuity fund	—	—	7,274,297	15,830,660	3,741,914

Net assets	$65,422,271	$162,200,145	$96,280,361	$142,666,157	$85,476,770

Investments, at cost	$58,131,583	$156,396,846	$74,819,724	$118,741,100	$78,892,515

Shares held in corresponding Funds	5,254,801	15,316,350	5,877,922	7,580,561	10,526,696

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$54.85	$81.98	$33.52

Lifetime Variable Select Annuity	—	43.60	54.88	81.94	33.52

Intelligent Variable Annuity

Band 1	35.13	44.13	55.53	82.94	33.91

Band 2	35.44	44.94	56.55	84.46	34.53

Band 3	35.65	45.48	57.23	85.48	34.95

Band 4	35.97	46.31	58.28	87.04	35.59

Band 5	34.93	43.60	54.87	81.95	33.50

Band 6	35.24	44.40	55.87	83.45	34.11

Band 7	35.44	44.94	56.55	84.46	34.53

Band 8	35.76	45.76	57.58	86.00	35.16

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,288,014	$4,693,607	$382,684	$1,341,957	$1,609,724

Expenses

Administrative expenses	60,481	189,203	163,426	228,856	119,722

Mortality and expense risk charges	133,818	387,253	320,594	456,577	236,454

Guaranteed minimum death benefits	30,868	49,995	9,191	13,158	11,527

Total expenses	225,167	626,451	493,211	698,591	367,703

Net investment income (loss)	1,062,847	4,067,156	(110,527)	643,366	1,242,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,025,291	819,923	9,320,176	6,260,848	2,262,093

Capital gain distributions	1,332,586	—	7,672,712	7,997,476	3,594,820

Net realized gain (loss)	2,357,877	819,923	16,992,888	14,258,324	5,856,913

Net change in unrealized appreciation (depreciation) on investments	6,567,674	8,904,925	7,494,338	18,370,898	8,482,341

Net realized and unrealized gain (loss) on investments	8,925,551	9,724,848	24,487,226	32,629,222	14,339,254

Net increase (decrease) in net assets from operations	$9,988,398	$13,792,004	$24,376,699	$33,272,588	$15,581,275

B-8	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$64,670,390	$85,267,275	$78,902,106	$48,297,530	$68,159,299

Total assets	$64,670,390	$85,267,275	$78,902,106	$48,297,530	$68,159,299

NET ASSETS

Accumulation fund	$60,913,869	$85,267,275	$73,359,613	$44,873,818	$64,335,390

Annuity fund	3,756,521	—	5,542,493	3,423,712	3,823,909

Net assets	$64,670,390	$85,267,275	$78,902,106	$48,297,530	$68,159,299

Investments, at cost	$61,258,701	$85,267,275	$68,198,103	$51,231,438	$58,068,635

Shares held in corresponding Funds	4,334,477	85,267,275	5,057,827	3,678,410	4,069,212

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$99.93	$—	$130.72	$124.89	$77.93

Lifetime Variable Select Annuity	99.94	11.45	130.81	124.96	78.22

Intelligent Variable Annuity

Band 1	101.11	11.60	132.30	126.38	78.84

Band 2	102.96	11.81	134.71	128.69	80.28

Band 3	104.21	11.96	136.35	130.25	81.25

Band 4	106.11	12.17	138.84	132.63	82.74

Band 5	99.90	11.46	130.71	124.87	77.89

Band 6	101.72	11.67	133.10	127.15	79.31

Band 7	102.96	11.81	134.71	128.69	80.28

Band 8	104.84	12.03	137.17	131.04	81.74

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,066,134	$1,662,650	$1,438,342	$263,530	$957,319

Expenses

Administrative expenses	97,271	92,803	129,305	81,767	100,037

Mortality and expense risk charges	190,766	183,872	258,022	160,781	203,584

Guaranteed minimum death benefits	11,738	27,028	4,982	4,018	7,858

Total expenses	299,775	303,703	392,309	246,566	311,479

Net investment income (loss)	766,359	1,358,947	1,046,033	16,964	645,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,043,506	—	2,598,399	107,766	1,633,710

Capital gain distributions	2,824,490	—	1,310,033	6,466,509	8,375,423

Net realized gain (loss)	3,867,996	—	3,908,432	6,574,275	10,009,133

Net change in unrealized appreciation (depreciation) on investments	10,039,899	—	13,887,872	2,935,224	5,560,374

Net realized and unrealized gain (loss) on investments	13,907,895	—	17,796,304	9,509,499	15,569,507

Net increase (decrease) in net assets from operations	$14,674,254	$1,358,947	$18,842,337	$9,526,463	$16,215,347

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$491,861,398	$3,996,001	$32,114,278	$4,333,015	$165,341

Total assets	$491,861,398	$3,996,001	$32,114,278	$4,333,015	$165,341

NET ASSETS

Accumulation fund	$451,623,122	$3,996,001	$32,114,278	$4,333,015	$165,341

Annuity fund	40,238,276	—	—	—	—

Net assets	$491,861,398	$3,996,001	$32,114,278	$4,333,015	$165,341

Investments, at cost	$331,987,771	$3,640,586	$30,479,431	$4,381,021	$173,961

Shares held in corresponding Funds	17,553,940	234,921	1,142,857	157,335	45,052

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$97.06	$—	$—	$—	$—

Lifetime Variable Select Annuity	97.01	—	—	—	—

Intelligent Variable Annuity

Band 1	98.21	30.73	44.43	48.82	16.36

Band 2	100.00	31.29	45.24	49.72	16.51

Band 3	101.22	31.67	45.79	50.32	16.61

Band 4	103.06	32.25	46.62	51.24	16.77

Band 5	97.03	30.36	43.89	48.24	16.26

Band 6	98.80	30.92	44.69	49.12	16.41

Band 7	100.00	31.29	45.24	49.72	—

Band 8	101.83	31.86	46.06	50.62	—

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$7,390,056	$66,429	$291,502	$—	$1,388

Expenses

Administrative expenses	701,910	4,048	29,664	4,545	157

Mortality and expense risk charges	1,398,051	7,111	69,977	9,921	376

Guaranteed minimum death benefits	67,188	1,807	14,222	1,464	44

Total expenses	2,167,149	12,966	113,863	15,930	577

Net investment income (loss)	5,222,907	53,463	177,639	(15,930)	811

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	28,253,267	152,301	90,573	(367,715)	(2,613)

Capital gain distributions	3,372,522	73,664	548,606	406,533	—

Net realized gain (loss)	31,625,789	225,965	639,179	38,818	(2,613)

Net change in unrealized appreciation (depreciation) on investments	76,543,866	611,483	5,662,751	1,068,755	10,292

Net realized and unrealized gain (loss) on investments	108,169,655	837,448	6,301,930	1,107,573	7,679

Net increase (decrease) in net assets from operations	$113,392,562	$890,911	$6,479,569	$1,091,643	$8,490

B-10	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

ASSETS

Investments, at value	$63,592,337	$44,763,296	$29,919,349	$29,124,174	$58,438,020

Total assets	$63,592,337	$44,763,296	$29,919,349	$29,124,174	$58,438,020

NET ASSETS

Accumulation fund	$63,592,337	$44,763,296	$29,919,349	$29,124,174	$58,438,020

Net assets	$63,592,337	$44,763,296	$29,919,349	$29,124,174	$58,438,020

Investments, at cost	$61,615,755	$42,540,248	$28,938,402	$26,341,112	$59,516,473

Shares held in corresponding Funds	5,937,660	3,636,336	781,184	2,487,120	5,576,147

UNIT VALUE

Intelligent Variable Annuity

Band 1	$17.40	$16.59	$77.20	$30.80	$28.37

Band 2	17.72	16.89	78.61	30.92	28.69

Band 3	17.94	17.10	79.56	31.00	28.91

Band 4	18.26	17.41	81.02	31.11	29.25

Band 5	17.19	16.39	76.27	30.73	28.15

Band 6	17.51	16.69	77.66	30.84	28.47

Band 7	17.72	16.89	78.61	30.92	28.69

Band 8	18.04	17.20	80.04	—	29.03

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,512,088	$947,464	$286,714	$492,104	$1,456,651

Expenses

Administrative expenses	55,544	43,192	27,682	25,462	53,490

Mortality and expense risk charges	119,673	100,145	61,621	45,039	100,711

Guaranteed minimum death benefits	21,386	18,786	11,426	8,196	17,356

Total expenses	196,603	162,123	100,729	78,697	171,557

Net investment income (loss)	1,315,485	785,341	185,985	413,407	1,285,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(84,585)	418,616	7,106	245,675	(215,053)

Capital gain distributions	—	737,720	2,141,375	194,750	—

Net realized gain (loss)	(84,585)	1,156,336	2,148,481	440,425	(215,053)

Net change in unrealized appreciation (depreciation) on investments	3,846,186	5,372,142	4,284,536	4,767,567	885,173

Net realized and unrealized gain (loss) on investments	3,761,601	6,528,478	6,433,017	5,207,992	670,120

Net increase (decrease) in net assets from operations	$5,077,086	$7,313,819	$6,619,002	$5,621,399	$1,955,214

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS

Investments, at value	$36,601,973	$46,597,652	$81,784,392	$71,891,215	$57,260,626

Total assets	$36,601,973	$46,597,652	$81,784,392	$71,891,215	$57,260,626

NET ASSETS

Accumulation fund	$36,601,973	$46,597,652	$81,784,392	$71,891,215	$57,260,626

Net assets	$36,601,973	$46,597,652	$81,784,392	$71,891,215	$57,260,626

Investments, at cost	$34,390,427	$46,613,490	$81,100,586	$72,186,676	$53,954,468

Shares held in corresponding Funds	2,749,960	3,721,857	6,670,831	7,048,158	2,085,997

UNIT VALUE

Intelligent Variable Annuity

Band 1	$34.56	$43.97	$36.23	$25.78	$60.89

Band 2	34.88	44.48	36.65	26.08	61.60

Band 3	35.10	44.82	36.93	26.28	62.07

Band 4	35.42	45.34	37.36	26.59	62.79

Band 5	34.35	43.63	35.95	25.59	60.43

Band 6	34.67	44.14	36.37	25.88	61.13

Band 7	34.88	44.48	36.65	26.08	61.60

Band 8	—	44.99	37.07	26.38	62.31

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$807,211	$1,179,167	$2,731,511	$1,617,173	$1,154,324

Expenses

Administrative expenses	34,126	41,842	66,064	70,036	53,266

Mortality and expense risk charges	68,772	92,076	138,436	152,198	115,685

Guaranteed minimum death benefits	15,575	16,191	23,778	25,905	19,581

Total expenses	118,473	150,109	228,278	248,139	188,532

Net investment income (loss)	688,738	1,029,058	2,503,233	1,369,034	965,792

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,221,725	287,344	572,523	122,266	1,071,549

Capital gain distributions	265,488	523,430	—	—	585,808

Net realized gain (loss)	1,487,213	810,774	572,523	122,266	1,657,357

Net change in unrealized appreciation (depreciation) on investments	3,352,939	6,982,744	6,339,618	(4,502)	9,239,714

Net realized and unrealized gain (loss) on investments	4,840,152	7,793,518	6,912,141	117,764	10,897,071

Net increase (decrease) in net assets from operations	$5,528,890	$8,822,576	$9,415,374	$1,486,798	$11,862,863

B-12	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account

ASSETS

Investments, at value	$32,306,888	$10,059,477	$2,177,071	$9,923,954	$12,706,752

Total assets	$32,306,888	$10,059,477	$2,177,071	$9,923,954	$12,706,752

NET ASSETS

Accumulation fund	$32,306,888	$10,059,477	$2,177,071	$9,923,954	$12,706,752

Net assets	$32,306,888	$10,059,477	$2,177,071	$9,923,954	$12,706,752

Investments, at cost	$33,399,417	$9,757,650	$2,220,100	$9,638,497	$11,530,410

Shares held in corresponding Funds	1,796,824	608,927	113,448	502,733	286,317

UNIT VALUE

Intelligent Variable Annuity

Band 1	$53.59	$32.65	$36.16	$57.36	$117.09

Band 2	54.21	33.24	36.83	58.40	119.23

Band 3	54.63	33.65	37.27	59.11	120.67

Band 4	55.26	34.26	37.95	60.19	122.88

Band 5	53.18	32.25	35.73	56.67	115.68

Band 6	53.80	32.84	36.38	57.70	117.80

Band 7	54.21	33.24	36.83	58.40	119.23

Band 8	54.84	33.85	37.50	59.47	121.40

	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account

INVESTMENT INCOME

Dividends	$447,111	$529,144	$42,726	$—	$16,495

Expenses

Administrative expenses	28,550	9,787	2,040	8,966	10,739

Mortality and expense risk charges	57,650	18,939	3,139	17,959	19,188

Guaranteed minimum death benefits	9,903	4,318	1,112	3,307	2,819

Total expenses	96,103	33,044	6,291	30,232	32,746

Net investment income (loss)	351,008	496,100	36,435	(30,232)	(16,251)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(356,394)	144,809	(56,182)	8,913	340,771

Capital gain distributions	785,630	152,205	198,196	1,126,399	802,688

Net realized gain (loss)	429,236	297,014	142,014	1,135,312	1,143,459

Net change in unrealized appreciation (depreciation) on investments	4,729,750	637,085	232,530	933,876	1,959,469

Net realized and unrealized gain (loss) on investments	5,158,986	934,099	374,544	2,069,188	3,102,928

Net increase (decrease) in net assets from operations	$5,509,994	$1,430,199	$410,979	$2,038,956	$3,086,677

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

ASSETS

Investments, at value	$1,688,977	$9,264,329	$38,803,667	$28,585,294	$19,016,581

Total assets	$1,688,977	$9,264,329	$38,803,667	$28,585,294	$19,016,581

NET ASSETS

Accumulation fund	$1,688,977	$9,264,329	$38,803,667	$28,585,294	$19,016,581

Net assets	$1,688,977	$9,264,329	$38,803,667	$28,585,294	$19,016,581

Investments, at cost	$1,484,090	$8,872,669	$38,367,883	$28,457,765	$19,375,581

Shares held in corresponding Funds	50,735	553,755	4,063,211	1,144,327	783,866

UNIT VALUE

Intelligent Variable Annuity

Band 1	$62.50	$38.97	$30.13	$25.92	$28.11

Band 2	63.65	39.68	30.36	26.14	28.36

Band 3	64.42	40.16	30.52	26.30	28.53

Band 4	65.60	40.90	30.75	—	28.78

Band 5	61.75	38.50	29.98	25.76	27.95

Band 6	62.88	39.21	30.21	25.99	28.20

Band 7	63.65	39.68	30.36	26.14	28.36

Band 8	64.81	40.41	30.59	—	—

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$28,542	$98,497	$1,120,955	$471,140	$395,240

Expenses

Administrative expenses	1,503	8,336	32,277	27,839	17,270

Mortality and expense risk charges	2,215	16,761	74,900	68,143	42,995

Guaranteed minimum death benefits	283	3,054	14,501	10,743	5,662

Total expenses	4,001	28,151	121,678	106,725	65,927

Net investment income (loss)	24,541	70,346	999,277	364,415	329,313

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	40,039	(126,997)	523,799	(20,647)	78,385

Capital gain distributions	—	627,633	—	—	427,442

Net realized gain (loss)	40,039	500,636	523,799	(20,647)	505,827

Net change in unrealized appreciation (depreciation) on investments	296,197	1,581,105	1,894,390	776,993	1,896,140

Net realized and unrealized gain (loss) on investments	336,236	2,081,741	2,418,189	756,346	2,401,967

Net increase (decrease) in net assets from operations	$360,777	$2,152,087	$3,417,466	$1,120,761	$2,731,280

B-14	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS

Investments, at value	$25,680,641	$5,505,614	$889,045	$8,442,282	$3,495,757

Total assets	$25,680,641	$5,505,614	$889,045	$8,442,282	$3,495,757

NET ASSETS

Accumulation fund	$25,680,641	$5,505,614	$889,045	$8,442,282	$3,495,757

Net assets	$25,680,641	$5,505,614	$889,045	$8,442,282	$3,495,757

Investments, at cost	$25,639,763	$5,105,702	$726,210	$7,658,232	$3,158,763

Shares held in corresponding Funds	886,150	241,580	14,967	373,883	99,368

UNIT VALUE

Intelligent Variable Annuity

Band 1	$36.71	$34.68	$83.83	$36.18	$69.85

Band 2	37.04	35.31	85.36	36.84	71.12

Band 3	37.25	35.74	86.39	37.28	71.99

Band 4	—	36.39	87.97	37.97	73.30

Band 5	36.50	34.26	82.82	35.74	69.01

Band 6	36.82	34.89	84.33	36.40	70.27

Band 7	37.04	35.31	85.36	36.84	71.12

Band 8	—	35.96	86.92	37.51	72.42

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

INVESTMENT INCOME

Dividends	$205,454	$55,337	$—	$43,686	$121,891

Expenses

Administrative expenses	23,504	4,983	821	6,401	3,020

Mortality and expense risk charges	58,342	9,644	1,578	12,755	5,794

Guaranteed minimum death benefits	7,887	1,600	183	3,367	1,493

Total expenses	89,733	16,227	2,582	22,523	10,307

Net investment income (loss)	115,721	39,110	(2,582)	21,163	111,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	232,590	172,955	68,203	443,587	227,077

Capital gain distributions	1,180,235	310,166	70,456	583,624	8,951

Net realized gain (loss)	1,412,825	483,121	138,659	1,027,211	236,028

Net change in unrealized appreciation (depreciation) on investments	3,120,711	733,600	130,594	902,641	291,823

Net realized and unrealized gain (loss) on investments	4,533,536	1,216,721	269,253	1,929,852	527,851

Net increase (decrease) in net assets from operations	$4,649,257	$1,255,831	$266,671	$1,951,015	$639,435

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account†	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account

ASSETS

Investments, at value	$—	$39,998,588	$2,247,522	$4,818,506	$1,574,436

Total assets	$—	$39,998,588	$2,247,522	$4,818,506	$1,574,436

NET ASSETS

Accumulation fund	—	$39,998,588	$2,247,522	$4,818,506	$1,574,436

Net assets	$—	$39,998,588	$2,247,522	$4,818,506	$1,574,436

Investments, at cost	$—	$43,032,847	$2,169,896	$4,633,194	$1,649,853

Shares held in corresponding Funds	—	2,498,350	83,582	441,660	246,391

UNIT VALUE

Intelligent Variable Annuity

Band 1	$—	$31.72	$38.71	$19.73	$16.73

Band 2	—	32.30	39.42	20.09	16.89

Band 3	—	32.70	39.89	20.34	16.99

Band 4	—	33.29	40.62	20.71	17.15

Band 5	—	31.34	38.24	19.50	16.63

Band 6	—	31.92	38.94	19.85	16.79

Band 7	—	32.30	39.42	20.09	16.89

Band 8	—	32.89	40.14	20.46	17.05

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account†	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account‡	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$51,506	$276,153	$8,745	$137,967	$77,463

Expenses

Administrative expenses	839	37,896	1,480	4,468	1,699

Mortality and expense risk charges	1,644	89,053	2,728	9,164	3,559

Guaranteed minimum death benefits	382	17,533	518	1,277	521

Total expenses	2,865	144,482	4,726	14,909	5,779

Net investment income (loss)	48,641	131,671	4,019	123,058	71,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(483,879)	(3,217)	(8,695)	24,532	(89,549)

Capital gain distributions	559,222	4,491,823	116,446	—	—

Net realized gain (loss)	75,343	4,488,606	107,751	24,532	(89,549)

Net change in unrealized appreciation (depreciation) on investments	142,504	878,587	77,626	340,696	208,007

Net realized and unrealized gain (loss) on investments	217,847	5,367,193	185,377	365,228	118,458

Net increase (decrease) in net assets from operations	$266,488	$5,498,864	$189,396	$488,286	$190,142

†	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class merged operations with Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class on April 30, 2019.
‡	For the period April 30, 2019 (commencement of operations) to December 31, 2019.

B-16	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

ASSETS

Investments, at value	$38,844,903	$4,866,816	$103,983,980	$92,710,861	$7,511,573

Total assets	$38,844,903	$4,866,816	$103,983,980	$92,710,861	$7,511,573

NET ASSETS

Accumulation fund	$38,844,903	$4,866,816	$103,983,980	$92,710,861	$7,511,573

Net assets	$38,844,903	$4,866,816	$103,983,980	$92,710,861	$7,511,573

Investments, at cost	$37,363,305	$5,004,279	$101,424,155	$80,544,242	$7,101,010

Shares held in corresponding Funds	2,945,027	428,794	$8,226,581	3,288,785	125,318

UNIT VALUE

Intelligent Variable Annuity

Band 1	$32.56	$18.92	$18.44	$47.31	$59.39

Band 2	32.86	19.26	18.77	48.17	60.47

Band 3	33.07	19.49	19.00	48.76	61.21

Band 4	33.37	19.85	19.35	49.65	62.32

Band 5	32.36	18.69	18.22	46.74	58.68

Band 6	32.66	19.03	18.55	47.59	59.75

Band 7	32.86	19.26	18.77	48.17	60.47

Band 8	33.17	19.61	19.12	49.05	61.58

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$1,683,012	$133,666	$1,879,173	$1,636,397	$19,415

Expenses

Administrative expenses	36,838	5,128	103,853	84,718	6,928

Mortality and expense risk charges	86,120	9,217	235,727	193,084	13,170

Guaranteed minimum death benefits	16,079	965	43,003	35,956	2,463

Total expenses	139,037	15,310	382,583	313,758	22,561

Net investment income (loss)	1,543,975	118,356	1,496,590	1,322,639	(3,146)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	97,913	(117,306)	(459,979)	2,914,454	63,810

Capital gain distributions	—	—	—	2,289,683	987,343

Net realized gain (loss)	97,913	(117,306)	(459,979)	5,204,137	1,051,153

Net change in unrealized appreciation (depreciation) on investments	3,272,535	297,575	7,140,528	14,479,645	1,295,395

Net realized and unrealized gain (loss) on investments	3,370,448	180,269	6,680,549	19,683,782	2,346,548

Net increase (decrease) in net assets from operations	$4,914,423	$298,625	$8,177,139	$21,006,421	$2,343,402

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

ASSETS

Investments, at value	$21,419,888	$1,586,143	$7,723,080	$511,038	$7,238,674

Total assets	$21,419,888	$1,586,143	$7,723,080	$511,038	$7,238,674

NET ASSETS

Accumulation fund	$21,419,888	$1,586,143	$7,723,080	$511,038	$7,238,674

Net assets	$21,419,888	$1,586,143	$7,723,080	$511,038	$7,238,674

Investments, at cost	$16,675,860	$1,664,020	$6,223,149	$525,819	$7,528,023

Shares held in corresponding Funds	592,200	67,668	219,094	52,414	883,843

UNIT VALUE

Intelligent Variable Annuity

Band 1	$41.19	$36.52	$48.70	$21.72	$21.59

Band 2	41.94	37.19	49.59	22.12	21.98

Band 3	42.45	37.64	50.20	22.39	22.25

Band 4	43.23	38.33	51.11	22.80	22.66

Band 5	40.69	36.08	48.12	21.46	21.33

Band 6	41.44	36.74	49.00	21.85	21.72

Band 7	41.94	37.19	49.59	—	21.98

Band 8	42.71	37.87	50.50	22.52	22.39

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$—	$—	$47,027

Expenses

Administrative expenses	20,144	1,600	6,449	576	6,434

Mortality and expense risk charges	43,342	3,007	13,268	1,111	13,119

Guaranteed minimum death benefits	7,054	531	2,039	216	1,939

Total expenses	70,540	5,138	21,756	1,903	21,492

Net investment income (loss)	(70,540)	(5,138)	(21,756)	(1,903)	25,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,347,382	(80,236)	593,635	(118,447)	(28,859)

Capital gain distributions	—	—	—	45,901	843,991

Net realized gain (loss)	2,347,382	(80,236)	593,635	(72,546)	815,132

Net change in unrealized appreciation (depreciation) on investments	2,583,826	242,598	867,696	187,995	282,725

Net realized and unrealized gain (loss) on investments	4,931,208	162,362	1,461,331	115,449	1,097,857

Net increase (decrease) in net assets from operations	$4,860,668	$157,224	$1,439,575	$113,546	$1,123,392

B-18	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$5,309,388	$49,144,335	$16,856,069	$14,047,449	$110,047,931

Total assets	$5,309,388	$49,144,335	$16,856,069	$14,047,449	$110,047,931

NET ASSETS

Accumulation fund	$5,309,388	$49,144,335	$16,856,069	$14,047,449	$110,047,931

Net assets	$5,309,388	$49,144,335	$16,856,069	$14,047,449	$110,047,931

Investments, at cost	$4,921,389	$48,740,209	$13,756,812	$12,435,189	$89,847,076

Shares held in corresponding Funds	106,571	10,091,239	1,560,747	344,638	2,307,085

UNIT VALUE

Intelligent Variable Annuity

Band 1	$41.27	$26.68	$18.41	$45.04	$43.32

Band 2	41.58	26.99	18.75	45.38	43.65

Band 3	41.79	27.20	18.98	45.61	43.87

Band 4	42.11	27.53	19.32	45.96	44.21

Band 5	41.06	26.47	18.19	44.81	43.10

Band 6	41.37	26.78	18.53	45.15	43.43

Band 7	41.58	26.99	18.75	45.38	43.65

Band 8	41.90	27.38	19.09	45.73	43.98

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$1,145,563	$192,997	$138,351	$1,626,903

Expenses

Administrative expenses	4,619	47,801	15,504	12,809	90,827

Mortality and expense risk charges	9,472	110,880	34,031	23,707	135,748

Guaranteed minimum death benefits	2,271	21,935	5,594	2,038	14,779

Total expenses	16,362	180,616	55,129	38,554	241,354

Net investment income (loss)	(16,362)	964,947	137,868	99,797	1,385,549

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	26,668	(92,713)	988,042	431,779	4,419,558

Capital gain distributions	219,291	—	—	338,165	2,130,175

Net realized gain (loss)	245,959	(92,713)	988,042	769,944	6,549,733

Net change in unrealized appreciation (depreciation) on investments	899,432	975,682	2,523,752	2,086,267	16,169,409

Net realized and unrealized gain (loss) on investments	1,145,391	882,969	3,511,794	2,856,211	22,719,142

Net increase (decrease) in net assets from operations	$1,129,029	$1,847,916	$3,649,662	$2,956,008	$24,104,691

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2019

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$49,592,278	$69,007,082	$28,007,533	$20,052,285	$187,720,537

Total assets	$49,592,278	$69,007,082	$28,007,533	$20,052,285	$187,720,537

NET ASSETS

Accumulation fund	$49,592,278	$69,007,082	$28,007,533	$20,052,285	$187,720,537

Net assets	$49,592,278	$69,007,082	$28,007,533	$20,052,285	$187,720,537

Investments, at cost	$47,661,012	$64,002,195	$25,482,966	$19,340,385	$180,007,263

Shares held in corresponding Funds	6,055,223	2,871,705	2,038,394	868,816	15,374,327

UNIT VALUE

Intelligent Variable Annuity

Band 1	$32.77	$39.06	$35.06	$41.75	$28.10

Band 2	33.02	39.36	35.33	42.06	28.31

Band 3	33.19	39.56	35.50	42.28	28.46

Band 4	33.44	39.86	35.77	42.60	28.67

Band 5	32.60	38.86	34.88	41.54	27.96

Band 6	32.85	39.16	35.15	41.85	28.17

Band 7	33.02	39.36	35.33	42.06	28.31

Band 8	33.27	39.66	35.59	42.38	28.53

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the year ended December 31, 2019

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$2,551,516	$809,672	$697,529	$81,949	$3,589,651

Expenses

Administrative expenses	45,334	58,303	26,200	17,825	154,596

Mortality and expense risk charges	103,352	126,824	56,108	36,221	334,704

Guaranteed minimum death benefits	19,699	23,268	9,846	6,673	59,905

Total expenses	168,385	208,395	92,154	60,719	549,205

Net investment income (loss)	2,383,131	601,277	605,375	21,230	3,040,446

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	155,447	909,457	(127,870)	(195,841)	(16,299)

Capital gain distributions	—	4,173,669	1,260,597	1,780,832	—

Net realized gain (loss)	155,447	5,083,126	1,132,727	1,584,991	(16,299)

Net change in unrealized appreciation (depreciation) on investments	3,678,021	8,936,920	4,466,583	2,537,805	8,655,405

Net realized and unrealized gain (loss) on investments	3,833,468	14,020,046	5,599,310	4,122,796	8,639,106

Net increase (decrease) in net assets from operations	$6,216,599	$14,621,323	$6,204,685	$4,144,026	$11,679,552

B-20	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

concluded

	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$8,431,071	$13,399,590	$2,107,931	$2,601,059	$14,453,928

Total assets	$8,431,071	$13,399,590	$2,107,931	$2,601,059	$14,453,928

NET ASSETS

Accumulation fund	$8,431,071	$13,399,590	$2,107,931	$2,601,059	$14,453,928

Net assets	$8,431,071	$13,399,590	$2,107,931	$2,601,059	$14,453,928

Investments, at cost	$7,713,229	$13,426,769	$2,120,570	$2,494,031	$14,366,225

Shares held in corresponding Funds	643,102	515,369	115,250	116,849	2,007,490

UNIT VALUE

Intelligent Variable Annuity

Band 1	$47.06	$71.90	$62.50	$102.36	$18.76

Band 2	47.75	73.21	63.64	104.23	19.10

Band 3	48.21	74.10	64.41	105.49	19.33

Band 4	48.92	75.45	65.59	107.42	19.69

Band 5	46.61	71.04	61.75	101.13	18.53

Band 6	47.29	72.33	62.88	102.98	18.87

Band 7	47.75	73.21	63.64	104.23	19.10

Band 8	48.45	74.55	64.80	106.13	19.45

	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$236,319	$101,490	$1,707	$6,874	$752,688

Expenses

Administrative expenses	8,307	12,201	2,252	2,482	14,442

Mortality and expense risk charges	18,224	27,004	4,471	4,042	31,266

Guaranteed minimum death benefits	3,074	4,770	784	787	5,928

Total expenses	29,605	43,975	7,507	7,311	51,636

Net investment income (loss)	206,714	57,515	(5,800)	(437)	701,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	75,115	(381,989)	(172,022)	(455,184)	(69,289)

Capital gain distributions	—	1,113,464	313,238	465,108	—

Net realized gain (loss)	75,115	731,475	141,216	9,924	(69,289)

Net change in unrealized appreciation (depreciation) on investments	1,487,384	2,357,964	460,079	548,662	1,239,417

Net realized and unrealized gain (loss) on investments	1,562,499	3,089,439	601,295	558,586	1,170,128

Net increase (decrease) in net assets from operations	$1,769,213	$3,146,954	$595,495	$558,149	$1,871,180

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-21

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Bond Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$1,062,847	$(208,760)	$4,067,156	$3,453,622

Net realized gain (loss)	2,357,877	1,131,329	819,923	(1,302,665)

Net change in unrealized appreciation (depreciation) on investments	6,567,674	(4,241,381)	8,904,925	(4,163,344)

Net increase (decrease) in net assets from operations	9,988,398	(3,318,812)	13,792,004	(2,012,387)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,088,733	3,746,085	3,714,632	6,178,763

Net contractowner transfers	888,676	(1,614,650)	(2,465,914)	(5,206,413)

Withdrawals and death benefits (b)	(1,452,754)	(1,707,410)	(8,132,419)	(7,937,331)

Net increase (decrease) in net assets resulting from contractowner transactions	1,524,655	424,025	(6,883,701)	(6,964,981)

Net increase (decrease) in net assets	11,513,053	(2,894,787)	6,908,303	(8,977,368)

NET ASSETS

Beginning of period	53,909,218	56,804,005	155,291,842	164,269,210

End of period	$65,422,271	$53,909,218	$162,200,145	$155,291,842

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,803,598	1,789,929	3,791,209	3,968,124

Units purchased	62,423	117,781	86,140	152,449

Units sold/transferred	(18,443)	(104,112)	(254,123)	(329,364)

End of period	1,847,578	1,803,598	3,623,226	3,791,209

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$(110,527)	$(173,544)	$643,366	$473,810

Net realized gain (loss)	16,992,888	12,938,727	14,258,324	16,409,604

Net change in unrealized appreciation (depreciation) on investments	7,494,338	(13,408,379)	18,370,898	(26,370,784)

Net increase (decrease) in net assets from operations	24,376,699	(643,196)	33,272,588	(9,487,370)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,600,847	5,211,782	7,282,421	7,971,460

Net contractowner transfers	(4,854,218)	2,347,272	(1,576,071)	(1,109,707)

Annuity payments	(1,160,182)	(767,788)	(2,636,126)	(2,027,952)

Withdrawals and death benefits (b)	(9,549,923)	(5,739,308)	(9,092,761)	(10,368,176)

Net increase (decrease) in net assets resulting from contractowner transactions	(10,963,476)	1,051,958	(6,022,537)	(5,534,375)

Net increase (decrease) in net assets	13,413,223	408,762	27,250,051	(15,021,745)

NET ASSETS

Beginning of period	82,867,138	82,458,376	115,416,106	130,437,851

End of period	$96,280,361	$82,867,138	$142,666,157	$115,416,106

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,829,633	1,824,929	1,617,415	1,718,969

Units purchased	53,883	78,297	62,880	57,815

Units sold/transferred	(278,061)	(73,593)	(149,243)	(159,369)

End of period	1,605,455	1,829,633	1,531,052	1,617,415

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$1,242,021	$467,898	$766,359	$567,754

Net realized gain (loss)	5,856,913	2,101,485	3,867,996	6,740,612

Net change in unrealized appreciation (depreciation) on investments	8,482,341	(24,470,821)	10,039,899	(16,668,200)

Net increase (decrease) in net assets from operations	15,581,275	(21,901,438)	14,674,254	(9,359,834)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,701,972	4,015,665	1,760,106	4,195,934

Net contractowner transfers	1,017,137	(2,136,187)	(442,795)	(2,081,514)

Annuity payments	(596,189)	(625,026)	(745,863)	(654,060)

Withdrawals and death benefits (b)	(5,374,361)	(4,745,191)	(4,993,859)	(4,752,541)

Net increase (decrease) in net assets resulting from contractowner transactions	748,559	(3,490,739)	(4,422,411)	(3,292,181)

Net increase (decrease) in net assets	16,329,834	(25,392,177)	10,251,843	(12,652,015)

NET ASSETS

Beginning of period	69,146,936	94,539,113	54,418,547	67,070,562

End of period	$85,476,770	$69,146,936	$64,670,390	$54,418,547

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,391,887	2,500,857	650,927	688,683

Units purchased	159,904	93,213	12,243	38,656

Units sold/transferred	(152,767)	(202,183)	(61,919)	(76,412)

End of period	2,399,024	2,391,887	601,251	650,927

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$1,358,947	$910,275	$1,046,033	$972,534

Net realized gain (loss)	—	—	3,908,432	3,204,591

Net change in unrealized appreciation (depreciation) on investments	—	—	13,887,872	(7,449,530)

Net increase (decrease) in net assets from operations	1,358,947	910,275	18,842,337	(3,272,405)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	67,667,078	96,416,994	3,509,526	2,244,660

Net contractowner transfers	(43,029,665)	(43,489,133)	605,757	(3,644,607)

Annuity payments	—	—	(681,701)	(628,999)

Withdrawals and death benefits (b)	(21,947,494)	(36,862,862)	(6,108,555)	(4,582,682)

Net increase (decrease) in net assets resulting from contractowner transactions	2,689,919	16,064,999	(2,674,973)	(6,611,628)

Net increase (decrease) in net assets	4,048,866	16,975,274	16,167,364	(9,884,033)

NET ASSETS

Beginning of period	81,218,409	64,243,135	62,734,742	72,618,775

End of period	$85,267,275	$81,218,409	$78,902,106	$62,734,742

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	7,020,667	5,648,389	587,417	652,885

Units purchased	5,889,078	8,516,701	16,538	14,094

Units sold/transferred	(5,679,103)	(7,144,423)	(48,271)	(79,562)

End of period	7,230,642	7,020,667	555,684	587,417

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$16,964	$31,877	$645,840	$658,551

Net realized gain (loss)	6,574,275	7,216,127	10,009,133	5,254,897

Net change in unrealized appreciation (depreciation) on investments	2,935,224	(13,199,398)	5,560,374	(9,232,622)

Net increase (decrease) in net assets from operations	9,526,463	(5,951,394)	16,215,347	(3,319,174)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,050,201	1,993,412	1,620,990	3,458,403

Net contractowner transfers	(1,404,195)	(2,009,261)	(405,911)	(1,264,320)

Annuity payments	(626,301)	(613,976)	(571,500)	(515,433)

Withdrawals and death benefits (b)	(3,730,566)	(3,996,055)	(2,302,888)	(3,425,927)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,710,861)	(4,625,880)	(1,659,309)	(1,747,277)

Net increase (decrease) in net assets	5,815,602	(10,577,274)	14,556,038	(5,066,451)

NET ASSETS

Beginning of period	42,481,928	53,059,202	53,603,261	58,669,712

End of period	$48,297,530	$42,481,928	$68,159,299	$53,603,261

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	388,157	426,581	834,895	868,088

Units purchased	12,306	10,595	19,750	39,209

Units sold/transferred	(45,035)	(49,019)	(39,685)	(72,402)

End of period	355,428	388,157	814,960	834,895

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$5,222,907	$4,483,933	$53,463	$35,210

Net realized gain (loss)	31,625,789	25,559,924	225,965	242,728

Net change in unrealized appreciation (depreciation) on investments	76,543,866	(52,770,192)	611,483	(454,017)

Net increase (decrease) in net assets from operations	113,392,562	(22,726,335)	890,911	(176,079)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	39,884,815	34,254,763	58,348	28,295

Net contractowner transfers	8,603,902	2,850,096	(422,346)	(289,565)

Annuity payments	(4,764,513)	(3,889,131)	—	—

Withdrawals and death benefits (b)	(37,187,555)	(28,086,280)	(87,283)	(104,158)

Net increase (decrease) in net assets resulting from contractowner transactions	6,536,649	5,129,448	(451,281)	(365,428)

Net increase (decrease) in net assets	119,929,211	(17,596,887)	439,630	(541,507)

NET ASSETS

Beginning of period	371,932,187	389,529,074	3,556,371	4,097,878

End of period	$491,861,398	$371,932,187	$3,996,001	$3,556,371

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,565,419	4,508,995	141,976	156,585

Units purchased	354,490	369,490	1,986	1,067

Units sold/transferred	(337,044)	(313,066)	(17,280)	(15,676)

End of period	4,582,865	4,565,419	126,682	141,976

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$177,639	$68,480	$(15,930)	$(17,081)

Net realized gain (loss)	639,179	2,116,316	38,818	1,368,802

Net change in unrealized appreciation (depreciation) on investments	5,662,751	(4,700,446)	1,068,755	(1,651,374)

Net increase (decrease) in net assets from operations	6,479,569	(2,515,650)	1,091,643	(299,653)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	976,220	1,961,125	108,230	180,053

Net contractowner transfers	(427,794)	5,426	(1,618,575)	2,466,496

Withdrawals and death benefits (b)	(1,028,213)	(1,134,628)	(390,732)	(357,429)

Net increase (decrease) in net assets resulting from contractowner transactions	(479,787)	831,923	(1,901,077)	2,289,120

Net increase (decrease) in net assets	5,999,782	(1,683,727)	(809,434)	1,989,467

NET ASSETS

Beginning of period	26,114,496	27,798,223	5,142,449	3,152,982

End of period	$32,114,278	$26,114,496	$4,333,015	$5,142,449

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	722,822	702,643	130,761	82,738

Units purchased	24,559	47,973	2,298	3,977

Units sold/transferred	(35,030)	(27,794)	(45,960)	44,046

End of period	712,351	722,822	87,099	130,761

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account		Delaware VIP Diversified Income Series— Standard Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$811	$4,910	$1,315,485	$1,283,352

Net realized gain (loss)	(2,613)	3,290	(84,585)	(801,803)

Net change in unrealized appreciation (depreciation) on investments	10,292	(27,601)	3,846,186	(1,636,839)

Net increase (decrease) in net assets from operations	8,490	(19,401)	5,077,086	(1,155,290)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,912	25,298	10,015,906	2,782,362

Net contractowner transfers	29,701	(105,299)	3,838,402	1,432,419

Withdrawals and death benefits (b)	—	—	(2,941,490)	(2,050,362)

Net increase (decrease) in net assets resulting from contractowner transactions	32,613	(80,001)	10,912,818	2,164,419

Net increase (decrease) in net assets	41,103	(99,402)	15,989,904	1,009,129

NET ASSETS

Beginning of period	124,238	223,640	47,602,433	46,593,304

End of period	$165,341	$124,238	$63,592,337	$47,602,433

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	8,030	12,687	2,960,276	2,828,484

Units purchased	180	1,420	591,587	175,039

Units sold/transferred	1,812	(6,077)	33,957	(43,247)

End of period	10,022	8,030	3,585,820	2,960,276

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Delaware VIP International Value Equity Series—Standard Class Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$785,341	$1,062,713	$185,985	$131,794

Net realized gain (loss)	1,156,336	375,824	2,148,481	2,646,381

Net change in unrealized appreciation (depreciation) on investments	5,372,142	(9,813,415)	4,284,536	(7,582,810)

Net increase (decrease) in net assets from operations	7,313,819	(8,374,878)	6,619,002	(4,804,635)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,128,318	2,037,427	1,451,677	1,407,073

Net contractowner transfers	(410,669)	775,256	(319,614)	(929,813)

Withdrawals and death benefits (b)	(1,982,882)	(1,554,591)	(1,347,268)	(965,831)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,265,233)	1,258,092	(215,205)	(488,571)

Net increase (decrease) in net assets	6,048,586	(7,116,786)	6,403,797	(5,293,206)

NET ASSETS

Beginning of period	38,714,710	45,831,496	23,515,552	28,808,758

End of period	$44,763,296	$38,714,710	$29,919,349	$23,515,552

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,734,993	2,655,961	382,947	389,518

Units purchased	71,284	124,247	20,987	19,270

Units sold/transferred	(150,231)	(45,215)	(22,909)	(25,841)

End of period	2,656,046	2,734,993	381,025	382,947

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA Equity Allocation Portfolio Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$413,407	$337,957	$1,285,094	$2,075,864

Net realized gain (loss)	440,425	439,076	(215,053)	(127,069)

Net change in unrealized appreciation (depreciation) on investments	4,767,567	(3,603,404)	885,173	(1,252,779)

Net increase (decrease) in net assets from operations	5,621,399	(2,826,371)	1,955,214	696,016

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,285,128	2,513,932	5,443,633	5,103,352

Net contractowner transfers	1,570,860	3,247,261	4,578,782	7,969,771

Withdrawals and death benefits (b)	(601,981)	(302,157)	(1,759,183)	(2,192,335)

Net increase (decrease) in net assets resulting from contractowner transactions	2,254,007	5,459,036	8,263,232	10,880,788

Net increase (decrease) in net assets	7,875,406	2,632,665	10,218,446	11,576,804

NET ASSETS

Beginning of period	21,248,768	18,616,103	48,219,574	36,642,770

End of period	$29,124,174	$21,248,768	$58,438,020	$48,219,574

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	861,765	668,385	1,741,955	1,342,183

Units purchased	45,478	89,673	194,579	189,164

Units sold/transferred	33,785	103,707	94,935	210,608

End of period	941,028	861,765	2,031,469	1,741,955

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$688,738	$581,559	$1,029,058	$555,137

Net realized gain (loss)	1,487,213	599,970	810,774	2,837,590

Net change in unrealized appreciation (depreciation) on investments	3,352,939	(3,545,072)	6,982,744	(12,289,731)

Net increase (decrease) in net assets from operations	5,528,890	(2,363,543)	8,822,576	(8,897,004)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,292,198	2,890,495	1,783,331	6,439,623

Net contractowner transfers	(1,036,243)	4,169,913	1,285,045	1,811,516

Withdrawals and death benefits (b)	(4,556,120)	(993,564)	(1,650,470)	(1,533,402)

Net increase (decrease) in net assets resulting from contractowner transactions	699,835	6,066,844	1,417,906	6,717,737

Net increase (decrease) in net assets	6,228,725	3,703,301	10,240,482	(2,179,267)

NET ASSETS

Beginning of period	30,373,248	26,669,947	36,357,170	38,536,437

End of period	$36,601,973	$30,373,248	$46,597,652	$36,357,170

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,024,797	834,758	1,010,270	855,747

Units purchased	196,552	91,265	44,750	147,470

Units sold/transferred	(172,216)	98,774	(7,001)	7,053

End of period	1,049,133	1,024,797	1,048,019	1,010,270

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$2,503,233	$1,312,130	$1,369,034	$842,834

Net realized gain (loss)	572,523	1,287,619	122,266	9,298

Net change in unrealized appreciation (depreciation) on investments	6,339,618	(12,093,652)	(4,502)	70,748

Net increase (decrease) in net assets from operations	9,415,374	(9,493,903)	1,486,798	922,880

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	13,882,086	13,128,396	4,047,336	9,655,940

Net contractowner transfers	10,143,323	5,317,740	1,278,593	5,362,408

Withdrawals and death benefits (b)	(2,007,629)	(2,338,320)	(3,829,204)	(3,746,610)

Net increase (decrease) in net assets resulting from contractowner transactions	22,017,780	16,107,816	1,496,725	11,271,738

Net increase (decrease) in net assets	31,433,154	6,613,913	2,983,523	12,194,618

NET ASSETS

Beginning of period	50,351,238	43,737,325	68,907,692	56,713,074

End of period	$81,784,392	$50,351,238	$71,891,215	$68,907,692

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,586,547	1,137,889	2,700,866	2,253,739

Units purchased	408,582	366,744	157,690	385,610

Units sold/transferred	235,060	81,914	(102,231)	61,517

End of period	2,230,189	1,586,547	2,756,325	2,700,866

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$965,792	$978,171	$351,008	$185,828

Net realized gain (loss)	1,657,357	2,874,153	429,236	2,465,304

Net change in unrealized appreciation (depreciation) on investments	9,239,714	(10,429,224)	4,729,750	(7,214,439)

Net increase (decrease) in net assets from operations	11,862,863	(6,576,900)	5,509,994	(4,563,307)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,969,166	10,945,519	2,275,372	5,140,621

Net contractowner transfers	(1,535,978)	2,967,774	1,982,776	1,671,981

Withdrawals and death benefits (b)	(2,293,474)	(4,553,578)	(857,928)	(893,105)

Net increase (decrease) in net assets resulting from contractowner transactions	(860,286)	9,359,715	3,400,220	5,919,497

Net increase (decrease) in net assets	11,002,577	2,782,815	8,910,214	1,356,190

NET ASSETS

Beginning of period	46,258,049	43,475,234	23,396,674	22,040,484

End of period	$57,260,626	$46,258,049	$32,306,888	$23,396,674

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	941,942	774,554	526,735	415,849

Units purchased	54,757	197,003	45,901	96,459

Units sold/transferred	(67,200)	(29,615)	22,536	14,427

End of period	929,499	941,942	595,172	526,735

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Franklin Income VIP Fund—Class 1 Sub-Account		Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$496,100	$446,619	$36,435	$52,573

Net realized gain (loss)	297,014	164,792	142,014	81,930

Net change in unrealized appreciation (depreciation) on investments	637,085	(1,019,477)	232,530	(311,609)

Net increase (decrease) in net assets from operations	1,430,199	(408,066)	410,979	(177,106)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	410,081	405,289	13,058	26,944

Net contractowner transfers	(280,538)	(667,554)	(34,391)	(257,112)

Withdrawals and death benefits (b)	(383,670)	(432,517)	(55,749)	(40,411)

Net increase (decrease) in net assets resulting from contractowner transactions	(254,127)	(694,782)	(77,082)	(270,579)

Net increase (decrease) in net assets	1,176,072	(1,102,848)	333,897	(447,685)

NET ASSETS

Beginning of period	8,883,405	9,986,253	1,843,174	2,290,859

End of period	$10,059,477	$8,883,405	$2,177,071	$1,843,174

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	310,019	333,519	61,177	69,346

Units purchased	13,676	13,818	392	809

Units sold/transferred	(22,097)	(37,318)	(3,014)	(8,978)

End of period	301,598	310,019	58,555	61,177

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Franklin Small-Mid Cap Growth VIP Fund— Class 1 Sub-Account		Janus Henderson Forty Portfolio— Institutional Shares Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$(30,232)	$(25,330)	$(16,251)	$(34,259)

Net realized gain (loss)	1,135,312	430,928	1,143,459	2,317,351

Net change in unrealized appreciation (depreciation) on investments	933,876	(739,021)	1,959,469	(2,040,196)

Net increase (decrease) in net assets from operations	2,038,956	(333,423)	3,086,677	242,896

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,170,316	362,207	1,584,167	309,856

Net contractowner transfers	1,047,226	(226,516)	777,175	(2,227,168)

Withdrawals and death benefits (b)	(477,752)	(282,176)	(845,712)	(558,277)

Net increase (decrease) in net assets resulting from contractowner transactions	1,739,790	(146,485)	1,515,630	(2,475,589)

Net increase (decrease) in net assets	3,778,746	(479,908)	4,602,307	(2,232,693)

NET ASSETS

Beginning of period	6,145,208	6,625,116	8,104,445	10,337,138

End of period	$9,923,954	$6,145,208	$12,706,752	$8,104,445

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	138,344	141,113	92,579	120,359

Units purchased	21,698	7,555	16,903	3,460

Units sold/transferred	9,491	(10,324)	(3,626)	(31,240)

End of period	169,533	138,344	105,856	92,579

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account		Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$24,541	$22,825	$70,346	$62,984

Net realized gain (loss)	40,039	23,737	500,636	662,628

Net change in unrealized appreciation (depreciation) on investments	296,197	(292,174)	1,581,105	(1,896,583)

Net increase (decrease) in net assets from operations	360,777	(245,612)	2,152,087	(1,170,971)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	38,948	25,712	162,905	111,145

Net contractowner transfers	(14,258)	(42,561)	420,131	(1,121,725)

Withdrawals and death benefits (b)	(58,544)	(41,180)	(733,899)	(537,117)

Net increase (decrease) in net assets resulting from contractowner transactions	(33,854)	(58,029)	(150,863)	(1,547,697)

Net increase (decrease) in net assets	326,923	(303,641)	2,001,224	(2,718,668)

NET ASSETS

Beginning of period	1,362,054	1,665,695	7,263,105	9,981,773

End of period	$1,688,977	$1,362,054	$9,264,329	$7,263,105

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	26,895	28,079	237,717	281,297

Units purchased	682	443	4,670	3,231

Units sold/transferred	(1,405)	(1,627)	(9,594)	(46,811)

End of period	26,172	26,895	232,793	237,717

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	John Hancock Emerging Markets Value Trust Sub-Account		Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$999,277	$653,261	$364,415	$516,714

Net realized gain (loss)	523,799	1,312,278	(20,647)	(113,434)

Net change in unrealized appreciation (depreciation) on investments	1,894,390	(5,919,022)	776,993	(339,187)

Net increase (decrease) in net assets from operations	3,417,466	(3,953,483)	1,120,761	64,093

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,395,156	6,068,140	4,432,586	4,262,358

Net contractowner transfers	3,686,835	2,067,677	(1,903,259)	539,840

Withdrawals and death benefits (b)	(1,059,080)	(896,017)	(2,590,568)	(3,701,444)

Net increase (decrease) in net assets resulting from contractowner transactions	8,022,911	7,239,800	(61,241)	1,100,754

Net increase (decrease) in net assets	11,440,377	3,286,317	1,059,520	1,164,847

NET ASSETS

Beginning of period	27,363,290	24,076,973	27,525,774	26,360,927

End of period	$38,803,667	$27,363,290	$28,585,294	$27,525,774

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	997,268	756,258	1,098,760	1,053,995

Units purchased	190,274	201,432	173,344	172,667

Units sold/transferred	91,804	39,578	(176,991)	(127,902)

End of period	1,279,346	997,268	1,095,113	1,098,760

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$329,313	$200,706	$115,721	$113,595

Net realized gain (loss)	505,827	889,295	1,412,825	2,392,331

Net change in unrealized appreciation (depreciation) on investments	1,896,140	(4,628,055)	3,120,711	(5,330,913)

Net increase (decrease) in net assets from operations	2,731,280	(3,538,054)	4,649,257	(2,824,987)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,739,913	3,410,327	3,678,432	4,484,690

Net contractowner transfers	(438,294)	1,727,054	(852,340)	(248,452)

Withdrawals and death benefits (b)	(1,253,674)	(1,813,972)	(1,804,248)	(2,648,988)

Net increase (decrease) in net assets resulting from contractowner transactions	1,047,945	3,323,409	1,021,844	1,587,250

Net increase (decrease) in net assets	3,779,225	(214,645)	5,671,101	(1,237,737)

NET ASSETS

Beginning of period	15,237,356	15,452,001	20,009,540	21,247,277

End of period	$19,016,581	$15,237,356	$25,680,641	$20,009,540

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	629,471	512,875	661,805	613,672

Units purchased	105,032	119,801	108,486	128,653

Units sold/transferred	(63,033)	(3,205)	(75,867)	(80,520)

End of period	671,470	629,471	694,424	661,805

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$39,110	$26,404	$(2,582)	$(2,232)

Net realized gain (loss)	483,121	507,367	138,659	188,045

Net change in unrealized appreciation (depreciation) on investments	733,600	(956,242)	130,594	(161,362)

Net increase (decrease) in net assets from operations	1,255,831	(422,471)	266,671	24,451

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	146,992	145,947	1,222	4,397

Net contractowner transfers	519,472	(1,409,695)	(266,305)	(26,624)

Withdrawals and death benefits (b)	(202,893)	(22,341)	(4,534)	(19,862)

Net increase (decrease) in net assets resulting from contractowner transactions	463,571	(1,286,089)	(269,617)	(42,089)

Net increase (decrease) in net assets	1,719,402	(1,708,560)	(2,946)	(17,638)

NET ASSETS

Beginning of period	3,786,212	5,494,772	891,991	909,629

End of period	$5,505,614	$3,786,212	$889,045	$891,991

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	139,281	182,168	14,282	15,009

Units purchased	4,487	4,927	16	68

Units sold/transferred	11,341	(47,814)	(3,956)	(795)

End of period	155,109	139,281	10,342	14,282

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$21,163	$8,365	$111,584	$18,077

Net realized gain (loss)	1,027,211	785,224	236,028	1,499

Net change in unrealized appreciation (depreciation) on investments	902,641	(736,560)	291,823	(16,514)

Net increase (decrease) in net assets from operations	1,951,015	57,029	639,435	3,062

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	233,515	119,692	39,668	40,545

Net contractowner transfers	2,340,181	(2,026,059)	421,711	(300,427)

Withdrawals and death benefits (b)	(96,072)	(152,535)	(161,433)	(40,890)

Net increase (decrease) in net assets resulting from contractowner transactions	2,477,624	(2,058,902)	299,946	(300,772)

Net increase (decrease) in net assets	4,428,639	(2,001,873)	939,381	(297,710)

NET ASSETS

Beginning of period	4,013,643	6,015,516	2,556,376	2,854,086

End of period	$8,442,282	$4,013,643	$3,495,757	$2,556,376

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	152,199	229,075	44,782	50,504

Units purchased	7,151	4,329	593	704

Units sold/transferred	69,482	(81,205)	3,648	(6,426)

End of period	228,832	152,199	49,023	44,782

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2019†	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$48,641	$15,724	$131,671	$107,554

Net realized gain (loss)	75,343	312,151	4,488,606	2,771,044

Net change in unrealized appreciation (depreciation) on investments	142,504	(350,672)	878,587	(8,897,723)

Net increase (decrease) in net assets from operations	266,488	(22,797)	5,498,864	(6,019,125)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	39,541	33,724	1,963,763	2,118,137

Net contractowner transfers	(2,096,955)	20,871	1,591,260	(924,374)

Withdrawals and death benefits (b)	(4,168)	(61,119)	(1,742,803)	(1,611,491)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,061,582)	(6,524)	1,812,220	(417,728)

Net increase (decrease) in net assets	(1,795,094)	(29,321)	7,311,084	(6,436,853)

NET ASSETS

Beginning of period	1,795,094	1,824,415	32,687,504	39,124,357

End of period	$—	$1,795,094	$39,998,588	$32,687,504

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	55,654	55,932	1,182,304	1,193,930

Units purchased	1,211	1,032	63,902	64,745

Units sold/transferred	(56,865)	(1,310)	(4,289)	(76,371)

End of period	—	55,654	1,241,917	1,182,304

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
†	Merged operations with Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class on April 30, 2019.

B-42	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	December 31, 2019‡	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$4,019	$123,058	$135,581

Net realized gain (loss)	107,751	24,532	(6,393)

Net change in unrealized appreciation (depreciation) on investments	77,626	340,696	(391,107)

Net increase (decrease) in net assets from operations	189,396	488,286	(261,919)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	18,701	35,385	504,846

Net contractowner transfers	2,087,263	187,126	(254,137)

Withdrawals and death benefits (b)	(47,838)	(196,432)	(106,846)

Net increase (decrease) in net assets resulting from contractowner transactions	2,058,126	26,079	143,863

Net increase (decrease) in net assets	2,247,522	514,365	(118,056)

NET ASSETS

Beginning of period	—	4,304,141	4,422,197

End of period	$2,247,522	$4,818,506	$4,304,141

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	238,833	232,354

Units purchased	504	1,908	27,061

Units sold/transferred	56,217	(1,882)	(20,582)

End of period	56,721	238,859	238,833

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
‡	For the period April 30, 2019 (commencement of operations) to December 31, 2019.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account		PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$71,684	$35,418	$1,543,975	$1,264,051

Net realized gain (loss)	(89,549)	(189,074)	97,913	(108,725)

Net change in unrealized appreciation (depreciation) on investments	208,007	(153,540)	3,272,535	(2,743,459)

Net increase (decrease) in net assets from operations	190,142	(307,196)	4,914,423	(1,588,133)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	36,464	315,611	2,545,964	4,862,050

Net contractowner transfers	(180,382)	80,740	(1,129,983)	2,200,102

Withdrawals and death benefits (b)	(253,380)	(61,090)	(1,740,262)	(1,325,858)

Net increase (decrease) in net assets resulting from contractowner transactions	(397,298)	335,261	(324,281)	5,736,294

Net increase (decrease) in net assets	(207,156)	28,065	4,590,142	4,148,161

NET ASSETS

Beginning of period	1,781,592	1,753,527	34,254,761	30,106,600

End of period	$1,574,436	$1,781,592	$38,844,903	$34,254,761

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	117,252	98,875	1,196,197	999,451

Units purchased	2,259	18,207	81,800	167,737

Units sold/transferred	(26,350)	170	(94,346)	29,009

End of period	93,161	117,252	1,183,651	1,196,197

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$118,356	$345,482	$1,496,590	$2,251,720

Net realized gain (loss)	(117,306)	17,592	(459,979)	(1,363,933)

Net change in unrealized appreciation (depreciation) on investments	297,575	(596,021)	7,140,528	(3,361,543)

Net increase (decrease) in net assets from operations	298,625	(232,947)	8,177,139	(2,473,756)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	63,051	126,033	2,501,589	12,077,004

Net contractowner transfers	(409,999)	(144,835)	(4,464,855)	2,610,947

Withdrawals and death benefits (b)	(277,148)	(228,978)	(4,732,599)	(4,302,859)

Net increase (decrease) in net assets resulting from contractowner transactions	(624,096)	(247,780)	(6,695,865)	10,385,092

Net increase (decrease) in net assets	(325,471)	(480,727)	1,481,274	7,911,336

NET ASSETS

Beginning of period	5,192,287	5,673,014	102,502,706	94,591,370

End of period	$4,866,816	$5,192,287	$103,983,980	$102,502,706

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	284,434	298,264	5,925,693	5,337,203

Units purchased	3,367	6,613	137,609	695,146

Units sold/transferred	(37,405)	(20,443)	(516,844)	(106,656)

End of period	250,396	284,434	5,546,458	5,925,693

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-45

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PVC Equity Income Account— Class 1 Sub-Account		PVC MidCap Account— Class 1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$1,322,639	$1,290,130	$(3,146)	$(5,172)

Net realized gain (loss)	5,204,137	7,514,272	1,051,153	989,705

Net change in unrealized appreciation (depreciation) on investments	14,479,645	(12,903,115)	1,295,395	(1,363,876)

Net increase (decrease) in net assets from operations	21,006,421	(4,098,713)	2,343,402	(379,343)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,481,596	3,744,883	40,873	46,190

Net contractowner transfers	(2,656,960)	(3,593,348)	(215,326)	(452,086)

Withdrawals and death benefits (b)	(4,145,145)	(3,224,917)	(263,625)	(515,710)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,320,509)	(3,073,382)	(438,078)	(921,606)

Net increase (decrease) in net assets	18,685,912	(7,172,095)	1,905,324	(1,300,949)

NET ASSETS

Beginning of period	74,024,949	81,197,044	5,606,249	6,907,198

End of period	$92,710,861	$74,024,949	$7,511,573	$5,606,249

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,983,447	2,058,895	131,922	151,783

Units purchased	104,386	94,736	773	1,002

Units sold/transferred	(160,739)	(170,184)	(9,010)	(20,863)

End of period	1,927,094	1,983,447	123,685	131,922

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account		Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$(70,540)	$(75,839)	$(5,138)	$(7,085)

Net realized gain (loss)	2,347,382	2,004,044	(80,236)	17,630

Net change in unrealized appreciation (depreciation) on investments	2,583,826	(3,021,820)	242,598	(397,033)

Net increase (decrease) in net assets from operations	4,860,668	(1,093,615)	157,224	(386,488)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	469,912	480,355	39,145	35,745

Net contractowner transfers	(411,358)	(1,256,589)	(30,017)	157,074

Withdrawals and death benefits (b)	(1,082,930)	(740,795)	(130,066)	(54,187)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,024,376)	(1,517,029)	(120,938)	138,632

Net increase (decrease) in net assets	3,836,292	(2,610,644)	36,286	(247,856)

NET ASSETS

Beginning of period	17,583,596	20,194,240	1,549,857	1,797,713

End of period	$21,419,888	$17,583,596	$1,586,143	$1,549,857

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	537,461	580,066	45,695	43,237

Units purchased	12,448	13,244	1,058	924

Units sold/transferred	(40,193)	(55,849)	(4,410)	1,534

End of period	509,716	537,461	42,343	45,695

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-47

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Prudential Series Fund—Value Portfolio— Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$(21,756)	$(22,475)	$(1,903)	$(3,564)

Net realized gain (loss)	593,635	493,332	(72,546)	19,088

Net change in unrealized appreciation (depreciation) on investments	867,696	(1,090,884)	187,995	(164,950)

Net increase (decrease) in net assets from operations	1,439,575	(620,027)	113,546	(149,426)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,278,943	61,573	14,497	10,008

Net contractowner transfers	(55,016)	(322,217)	(382,000)	487,910

Withdrawals and death benefits (b)	(210,759)	(211,198)	(287,738)	(118,984)

Net increase (decrease) in net assets resulting from contractowner transactions	1,013,168	(471,842)	(655,241)	378,934

Net increase (decrease) in net assets	2,452,743	(1,091,869)	(541,695)	229,508

NET ASSETS

Beginning of period	5,270,337	6,362,206	1,052,733	823,225

End of period	$7,723,080	$5,270,337	$511,038	$1,052,733

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	133,103	143,843	56,752	40,204

Units purchased	28,558	1,413	725	464

Units sold/transferred	(6,687)	(12,153)	(34,521)	16,084

End of period	154,974	133,103	22,956	56,752

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$25,535	$24,747	$(16,362)	$(15,570)

Net realized gain (loss)	815,132	(513,950)	245,959	672,381

Net change in unrealized appreciation (depreciation) on investments	282,725	(14,964)	899,432	(786,222)

Net increase (decrease) in net assets from operations	1,123,392	(504,167)	1,129,029	(129,411)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	673,576	99,721	326,237	149,386

Net contractowner transfers	52,342	(415,701)	(98,172)	1,591,100

Withdrawals and death benefits (b)	(229,941)	(251,066)	(627,595)	(69,009)

Net increase (decrease) in net assets resulting from contractowner transactions	495,977	(567,046)	(399,530)	1,671,477

Net increase (decrease) in net assets	1,619,369	(1,071,213)	729,499	1,542,066

NET ASSETS

Beginning of period	5,619,305	6,690,518	4,579,889	3,037,823

End of period	$7,238,674	$5,619,305	$5,309,388	$4,579,889

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	302,318	329,022	141,563	94,647

Units purchased	34,882	4,883	9,049	4,341

Units sold/transferred	(9,416)	(31,587)	(23,046)	42,575

End of period	327,784	302,318	127,566	141,563

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-49

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund— Class 1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$964,947	$703,972	$137,868	$128,782

Net realized gain (loss)	(92,713)	(170,856)	988,042	798,043

Net change in unrealized appreciation (depreciation) on investments	975,682	(176,164)	2,523,752	(3,665,600)

Net increase (decrease) in net assets from operations	1,847,916	356,952	3,649,662	(2,738,775)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,083,006	2,763,728	443,503	735,594

Net contractowner transfers	611,699	2,406,806	(26,044)	(921,535)

Withdrawals and death benefits (b)	(2,189,388)	(1,818,090)	(1,523,114)	(911,348)

Net increase (decrease) in net assets resulting from contractowner transactions	1,505,317	3,352,444	(1,105,655)	(1,097,289)

Net increase (decrease) in net assets	3,353,233	3,709,396	2,544,007	(3,836,064)

NET ASSETS

Beginning of period	45,791,102	42,081,706	14,312,062	18,148,126

End of period	$49,144,335	$45,791,102	$16,856,069	$14,312,062

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,768,340	1,638,036	966,616	1,032,753

Units purchased	117,165	108,205	26,817	44,746

Units sold/transferred	(61,421)	22,099	(94,752)	(110,883)

End of period	1,824,084	1,768,340	898,681	966,616

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$99,797	$55,772	$1,385,549	$1,063,037

Net realized gain (loss)	769,944	1,068,232	6,549,733	3,384,255

Net change in unrealized appreciation (depreciation) on investments	2,086,267	(1,470,021)	16,169,409	(8,398,123)

Net increase (decrease) in net assets from operations	2,956,008	(346,017)	24,104,691	(3,950,831)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,199,217	789,809	7,170,301	5,835,805

Net contractowner transfers	(1,343,785)	1,019,543	6,203,982	1,140,766

Withdrawals and death benefits (b)	(148,898)	(203,743)	(1,275,583)	(1,406,780)

Net increase (decrease) in net assets resulting from contractowner transactions	(293,466)	1,605,609	12,098,700	5,569,791

Net increase (decrease) in net assets	2,662,542	1,259,592	36,203,391	1,618,960

NET ASSETS

Beginning of period	11,384,907	10,125,315	73,844,540	72,225,580

End of period	$14,047,449	$11,384,907	$110,047,931	$73,844,540

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	315,750	276,621	2,208,122	2,056,228

Units purchased	30,252	20,266	184,947	162,428

Units sold/transferred	(37,348)	18,863	117,550	(10,534)

End of period	308,654	315,750	2,510,619	2,208,122

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-51

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$2,383,131	$1,561,845	$601,277	$311,048

Net realized gain (loss)	155,447	124,971	5,083,126	2,618,250

Net change in unrealized appreciation (depreciation) on investments	3,678,021	(2,903,826)	8,936,920	(7,896,036)

Net increase (decrease) in net assets from operations	6,216,599	(1,217,010)	14,621,323	(4,966,738)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,378,395	6,263,674	9,502,917	10,963,068

Net contractowner transfers	399,814	1,196,441	2,479,969	3,762,241

Withdrawals and death benefits (b)	(1,888,760)	(1,777,960)	(2,409,776)	(1,600,981)

Net increase (decrease) in net assets resulting from contractowner transactions	3,889,449	5,682,155	9,573,110	13,124,328

Net increase (decrease) in net assets	10,106,048	4,465,145	24,194,433	8,157,590

NET ASSETS

Beginning of period	39,486,230	35,021,085	44,812,649	36,655,059

End of period	$49,592,278	$39,486,230	$69,007,082	$44,812,649

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,380,300	1,185,963	1,485,900	1,097,874

Units purchased	170,635	214,310	265,340	325,763

Units sold/transferred	(47,988)	(19,973)	2,296	62,263

End of period	1,502,947	1,380,300	1,753,536	1,485,900

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$605,375	$492,433	$21,230	$42

Net realized gain (loss)	1,132,727	275,668	1,584,991	2,229,209

Net change in unrealized appreciation (depreciation) on investments	4,466,583	(1,854,676)	2,537,805	(3,635,175)

Net increase (decrease) in net assets from operations	6,204,685	(1,086,575)	4,144,026	(1,405,924)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,413,661	3,821,411	1,930,186	2,262,828

Net contractowner transfers	(768,093)	1,968,003	(1,278,178)	2,543,513

Withdrawals and death benefits (b)	(752,177)	(737,471)	(272,788)	(728,371)

Net increase (decrease) in net assets resulting from contractowner transactions	(106,609)	5,051,943	379,220	4,077,970

Net increase (decrease) in net assets	6,098,076	3,965,368	4,523,246	2,672,046

NET ASSETS

Beginning of period	21,909,457	17,944,089	15,529,039	12,856,993

End of period	$28,007,533	$21,909,457	$20,052,285	$15,529,039

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	796,454	615,205	471,356	360,645

Units purchased	42,711	136,128	50,205	59,959

Units sold/transferred	(46,587)	45,121	(45,222)	50,752

End of period	792,578	796,454	476,339	471,356

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-53

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		VY Clarion Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$3,040,446	$1,646,630	$206,714	$417,714

Net realized gain (loss)	(16,299)	(513,061)	75,115	(103,099)

Net change in unrealized appreciation (depreciation) on investments	8,655,405	(995,226)	1,487,384	(1,037,837)

Net increase (decrease) in net assets from operations	11,679,552	138,343	1,769,213	(723,222)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	36,566,040	29,200,351	261,709	576,440

Net contractowner transfers	22,469,745	14,119,354	(574,686)	(359,223)

Withdrawals and death benefits (b)	(6,462,207)	(4,380,875)	(393,589)	(406,752)

Net increase (decrease) in net assets resulting from contractowner transactions	52,573,578	38,938,830	(706,566)	(189,535)

Net increase (decrease) in net assets	64,253,130	39,077,173	1,062,647	(912,757)

NET ASSETS

Beginning of period	123,467,407	84,390,234	7,368,424	8,281,181

End of period	$187,720,537	$123,467,407	$8,431,071	$7,368,424

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,724,624	3,213,146	192,071	196,825

Units purchased	1,334,605	1,138,215	5,914	14,210

Units sold/transferred	571,029	373,263	(21,409)	(18,964)

End of period	6,630,258	4,724,624	176,576	192,071

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Wanger International Sub-Account		Wanger Select Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$57,515	$236,391	$(5,800)	$(4,906)

Net realized gain (loss)	731,475	1,227,674	141,216	189,498

Net change in unrealized appreciation (depreciation) on investments	2,357,964	(3,852,659)	460,079	(563,784)

Net increase (decrease) in net assets from operations	3,146,954	(2,388,594)	595,495	(379,192)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	231,498	308,464	9,642	58,506

Net contractowner transfers	(272,709)	(1,878,660)	(550,912)	356,682

Withdrawals and death benefits (b)	(483,335)	(416,785)	(339,357)	(100,857)

Net increase (decrease) in net assets resulting from contractowner transactions	(524,546)	(1,986,981)	(880,627)	314,331

Net increase (decrease) in net assets	2,622,408	(4,375,575)	(285,132)	(64,861)

NET ASSETS

Beginning of period	10,777,182	15,152,757	2,393,063	2,457,924

End of period	$13,399,590	$10,777,182	$2,107,931	$2,393,063

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	191,102	220,191	48,372	43,475

Units purchased	3,681	4,690	169	988

Units sold/transferred	(11,726)	(33,779)	(15,466)	3,909

End of period	183,057	191,102	33,075	48,372

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-55

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended	concluded

	Wanger USA Sub-Account		Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

FROM OPERATIONS

Net investment income (loss)	$(437)	$(4,945)	$701,052	$700,922

Net realized gain (loss)	9,924	295,585	(69,289)	(158,071)

Net change in unrealized appreciation (depreciation) on investments	548,662	(468,898)	1,239,417	(1,175,990)

Net increase (decrease) in net assets from operations	558,149	(178,258)	1,871,180	(633,139)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	122,720	143,399	318,674	302,142

Net contractowner transfers	311,457	803,409	(745,539)	(238,335)

Withdrawals and death benefits (b)	(471,168)	(5,760)	(863,693)	(456,051)

Net increase (decrease) in net assets resulting from contractowner transactions	(36,991)	941,048	(1,290,558)	(392,244)

Net increase (decrease) in net assets	521,158	762,790	580,622	(1,025,383)

NET ASSETS

Beginning of period	2,079,901	1,317,111	13,873,306	14,898,689

End of period	$2,601,059	$2,079,901	$14,453,928	$13,873,306

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	26,095	16,262	829,754	853,193

Units purchased	1,314	1,539	17,543	17,550

Units sold/transferred	(2,706)	8,294	(90,923)	(40,989)

End of period	24,703	26,095	756,374	829,754

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 69 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the value of a participant’s accumulation on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 IAR for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

Effective April 30, 2019, the Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class was merged into the Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class: this fund is closed to new investors.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New commission rule issuance: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of the new Form N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. Form N-CEN was implemented on June 1, 2018 and as of December 31, 2019, it did not have an impact on net assets or results of operations.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-57

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2019, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

B-58	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2019 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$13,096,600	$9,176,512

TIAA-CREF Life Bond	40,335,530	43,152,075

TIAA-CREF Life Growth Equity	30,618,734	34,020,025

TIAA-CREF Life Growth & Income	25,550,268	22,931,964

TIAA-CREF Life International Equity	21,873,024	16,287,624

TIAA-CREF Life Large-Cap Value	11,775,877	12,607,439

TIAA-CREF Life Money Market	113,124,460	109,074,957

TIAA-CREF Life Real Estate Securities	15,149,362	15,468,269

TIAA-CREF Life Small-Cap Equity	13,065,906	10,293,293

TIAA-CREF Life Social Choice Equity	17,156,214	9,794,261

TIAA-CREF Life Stock Index	90,657,227	75,525,150

Calamos Growth and Income Portfolio	1,074,910	1,399,064

ClearBridge Variable Aggressive Growth Portfolio—Class I	6,412,339	6,165,881

ClearBridge Variable Small Cap Growth Portfolio—Class I	2,931,789	4,442,263

Credit Suisse Trust-Commodity Return Strategy Portfolio	61,086	27,662

Delaware VIP Diversified Income Series—Standard Class	25,783,126	13,554,823

Delaware VIP International Value Equity Series—Standard Class	8,785,111	8,527,282

Delaware VIP Small Cap Value Series—Standard Class	7,829,630	5,717,475

DFA VA Equity Allocation Portfolio	6,404,206	3,542,043

DFA VA Global Bond Portfolio	17,662,956	8,114,630

DFA VA Global Moderate Allocation Portfolio	14,020,147	12,366,087

DFA VA International Small Portfolio	10,859,175	7,888,782

DFA VA International Value Portfolio	34,096,005	9,574,992

DFA VA Short-Term Fixed Portfolio	16,271,979	13,406,220

DFA VA US Large Value Portfolio	12,897,062	12,205,747

DFA VA US Targeted Value Portfolio	9,149,472	4,612,614

Franklin Income VIP Fund—Class 1	3,505,271	3,111,093

Franklin Mutual Shares VIP Fund—Class 1	888,041	730,492

Franklin Small-Mid Cap Growth VIP Fund—Class 1	6,839,018	4,003,061

Janus Henderson Forty Portfolio—Institutional Shares	8,601,595	6,299,529

Janus Henderson Overseas Portfolio—Institutional Shares	549,609	558,921

Janus Henderson Mid Cap Value Portfolio—Institutional Shares	3,170,110	2,622,994

John Hancock Emerging Markets Value Trust	13,775,593	4,753,403

Matson Money Fixed Income VI Portfolio	10,512,674	10,209,499

Matson Money International Equity VI Portfolio	8,128,911	6,324,211

Matson Money U.S. Equity VI Portfolio	10,911,047	8,593,248

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-59

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales

MFS Global Equity Series—Initial Class	$2,628,334	$1,815,486

MFS Growth Series—Initial Class	344,124	545,868

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class	5,459,041	2,376,628

MFS Utilities Series—Initial Class	1,820,132	1,399,652

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	3,495,949	4,949,668

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	13,247,324	6,811,610

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	3,235,875	1,057,284

PIMCO VIT All Asset Portfolio—Institutional Class	1,352,124	1,202,987

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	566,323	891,937

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	8,292,594	7,072,900

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class	1,673,377	2,179,117

PIMCO VIT Real Return Portfolio—Institutional Class	16,115,383	21,314,657

PVC Equity Income Account—Class 1	20,733,984	19,442,170

PVC MidCap Account—Class 1	2,470,881	1,924,763

Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II	5,863,329	6,958,245

Prudential Series Fund-Natural Resources Portfolio—Class II	555,330	681,407

Prudential Series Fund-Value Portfolio—Class II	3,121,696	2,130,285

Royce Capital Fund Micro-Cap Portfolio—Investment Class	191,851	803,094

Royce Capital Fund Small-Cap Portfolio—Investment Class	3,660,384	2,294,881

T. Rowe Price® Health Sciences Portfolio I	3,454,984	3,651,585

T. Rowe Price® Limited-Term Bond Portfolio	12,439,151	9,968,887

Templeton Developing Markets VIP Fund—Class 1	3,678,386	4,646,173

Vanguard VIF Capital Growth Portfolio	10,760,883	10,616,387

Vanguard VIF Equity Index Portfolio	41,642,150	26,027,726

Vanguard VIF High Yield Bond Portfolio	14,570,321	8,297,742

Vanguard VIF Mid-Cap Index Portfolio	26,515,433	12,167,378

Vanguard VIF Real Estate Index Portfolio	9,287,902	7,528,539

Vanguard VIF Small Company Growth Portfolio	11,447,037	9,265,755

Vanguard VIF Total Bond Market Index Portfolio	84,183,148	28,569,124

VY Clarion Global Real Estate Portfolio—Class I	1,810,622	2,310,474

Wanger International	3,531,882	2,885,448

Wanger Select	807,365	1,380,554

Wanger USA	3,437,930	3,010,250

Western Asset Variable Global High Yield Bond Portfolio—Class I	3,319,594	3,909,099

Note 5—condensed financial information

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2019	1,848	$29.57 to $30.30	$34.93 to $35.97	$65,422	2.13%	0.10% to 0.60%	5.60% to 18.69%
2018	1,804	$31.47 to $31.90	$29.57 to $30.30	$53,909	0.02%	0.10% to 0.60%	(6.56)% to (5.70)%
2017	1,790	$27.82 to $28.10	$31.47 to $31.90	$56,804	0.00%	0.25% to 0.60%	13.14% to 13.54%
2016	1,717	$26.37 to $26.54	$27.82 to $28.10	$48,048	2.54%	0.25% to 0.60%	5.50% to 5.87%
2015	1,549	$26.19 to $26.27	$26.37 to $26.54	$41,003	3.22%	0.25% to 0.60%	0.67% to 1.02%

TIAA-CREF Life Bond Sub-Account
2019	3,623	$40.07 to $42.35	$43.60 to $46.31	$162,200	2.93%	0.10% to 0.60%	8.82% to 9.37%
2018	3,791	$40.63 to $42.09	$40.07 to $42.35	$155,292	2.59%	0.10% to 0.60%	(1.38)% to 1.08%
2017	3,968	$39.10 to $40.36	$40.63 to $42.09	$164,269	0.02%	0.25% to 0.60%	3.92% to 4.28%
2016	3,756	$37.73 to $38.82	$39.10 to $40.36	$149,247	2.90%	0.25% to 0.60%	3.61% to 3.98%
2015	3,634	$37.75 to $38.69	$37.73 to $38.82	$139,034	3.56%	0.25% to 0.60%	(0.03)% to 0.32%

B-60	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Growth Equity Sub-Account
2019	1,605	$42.21 to $44.63	$54.85 to $58.28	$96,280	0.41%	0.10% to 0.60%	29.95% to 30.60%
2018	1,830	$42.55 to $44.09	$42.21 to $44.63	$82,867	0.34%	0.10% to 0.60%	(6.95)% to (0.46)%
2017	1,825	$31.82 to $32.86	$42.55 to $44.09	$82,458	0.00%	0.25% to 0.60%	33.74% to 34.20%
2016	1,892	$32.32 to $33.26	$31.82 to $32.86	$64,003	0.58%	0.25% to 0.60%	(1.55)% to (1.21)%
2015	2,115	$29.65 to $30.40	$32.32 to $33.26	$72,107	0.23%	0.25% to 0.60%	9.01% to 9.39%

TIAA-CREF Life Growth & Income Sub-Account
2019	1,531	$63.36 to $66.97	$81.94 to $87.04	$142,666	1.02%	0.10% to 0.60%	29.32% to 29.97%
2018	1,617	$68.72 to $71.19	$63.36 to $66.97	$115,416	0.89%	0.10% to 0.60%	(8.49)% to (6.02)%
2017	1,719	$55.80 to $57.60	$68.72 to $71.19	$130,438	0.00%	0.25% to 0.60%	23.17% to 23.60%
2016	1,840	$51.69 to $53.17	$55.80 to $57.60	$112,709	1.43%	0.25% to 0.60%	7.95% to 8.33%
2015	2,014	$50.32 to $51.59	$51.69 to $53.17	$112,298	1.09%	0.25% to 0.60%	2.72% to 3.08%

TIAA-CREF Life International Equity Sub-Account
2019	2,399	$27.39 to $28.94	$33.50 to $35.59	$85,477	2.10%	0.10% to 0.60%	22.34% to 22.95%
2018	2,392	$36.05 to $37.34	$27.39 to $28.94	$69,147	1.03%	0.10% to 0.60%	(24.65)% to (23.77)%
2017	2,501	$27.27 to $28.15	$36.05 to $37.34	$94,539	1.17%	0.25% to 0.60%	32.19% to 32.65%
2016	2,535	$27.15 to $27.93	$27.27 to $28.15	$72,215	1.55%	0.25% to 0.60%	0.45% to 0.80%
2015	2,769	$27.58 to $28.27	$27.15 to $27.93	$78,482	1.32%	0.25% to 0.60%	(1.57)% to (1.23)%

TIAA-CREF Life Large-Cap Value Sub-Account
2019	601	$78.11 to $82.55	$99.90 to $106.11	$64,670	1.77%	0.10% to 0.60%	27.89% to 28.53%
2018	651	$91.51 to $94.79	$78.11 to $82.55	$54,419	1.39%	0.10% to 0.60%	(14.65)% to (12.52)%
2017	689	$81.95 to $84.59	$91.51 to $94.79	$67,071	0.00%	0.25% to 0.60%	11.67% to 12.06%
2016	759	$69.43 to $71.42	$81.95 to $84.59	$65,986	1.91%	0.25% to 0.60%	18.03% to 18.44%
2015	781	$73.52 to $75.36	$69.43 to $71.42	$57,174	1.55%	0.25% to 0.60%	(5.57)% to (5.24)%

TIAA-CREF Life Money Market Sub-Account
2019	7,231	$11.29 to $11.94	$11.45 to $12.17	$85,267	2.06%	0.10% to 0.60%	1.48% to 1.99%
2018	7,021	$11.16 to $11.57	$11.29 to $11.94	$81,218	1.71%	0.10% to 0.60%	1.07% to 1.46%
2017	5,648	$11.15 to $11.52	$11.16 to $11.57	$64,243	0.75%	0.25% to 0.60%	0.14% to 0.49%
2016	5,223	$11.18 to $11.51	$11.15 to $11.52	$59,179	0.28%	0.25% to 0.60%	(0.31)% to 0.03%
2015	5,041	$11.25 to $11.54	$11.18 to $11.51	$57,163	0.00%	0.25% to 0.60%	(0.59)% to (0.25)%

TIAA-CREF Life Real Estate Securities Sub-Account
2019	556	$100.12 to $105.82	$130.71 to $138.84	$78,902	1.94%	0.10% to 0.60%	30.55% to 31.20%
2018	587	$105.18 to $108.95	$100.12 to $105.82	$62,735	1.98%	0.10% to 0.60%	(4.80)% to 2.42%
2017	653	$94.20 to $97.24	$105.18 to $108.95	$72,619	0.00%	0.25% to 0.60%	11.65% to 12.04%
2016	694	$91.16 to $93.77	$94.20 to $97.24	$68,774	2.84%	0.25% to 0.60%	3.34% to 3.70%
2015	714	$87.87 to $90.07	$91.16 to $93.77	$68,524	2.62%	0.25% to 0.60%	3.74% to 4.11%

TIAA-CREF Life Small-Cap Equity Sub-Account
2019	355	$101.53 to $107.31	$124.87 to $132.63	$48,298	0.56%	0.10% to 0.60%	22.98% to 23.60%
2018	388	$116.14 to $120.30	$101.53 to $107.31	$42,482	0.60%	0.10% to 0.60%	(13.54)% to (10.41)%
2017	427	$101.68 to $104.96	$116.14 to $120.30	$53,059	0.00%	0.25% to 0.60%	14.21% to 14.61%
2016	451	$85.34 to $87.78	$101.68 to $104.96	$49,103	0.93%	0.25% to 0.60%	19.15% to 19.57%
2015	511	$85.98 to $88.13	$85.34 to $87.78	$45,914	0.60%	0.25% to 0.60%	(0.75)% to (0.40)%

TIAA-CREF Life Social Choice Equity Sub-Account
2019	815	$59.64 to $63.04	$77.89 to $82.74	$68,159	1.56%	0.10% to 0.60%	30.60% to 31.25%
2018	835	$63.53 to $65.80	$59.64 to $63.04	$53,603	1.64%	0.10% to 0.60%	(6.11)% to (3.87)%
2017	868	$52.84 to $54.54	$63.53 to $65.80	$58,670	0.01%	0.25% to 0.60%	20.24% to 20.66%
2016	905	$46.89 to $48.23	$52.84 to $54.54	$50,311	2.45%	0.25% to 0.60%	12.67% to 13.07%
2015	925	$48.48 to $49.70	$46.89 to $48.23	$45,404	2.49%	0.25% to 0.60%	(3.28)% to (2.94)%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-61

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Stock Index Sub-Account
2019		4,583	$74.61 to $78.87	$97.01 to $103.06	$491,861	1.67%	0.10% to 0.60%	30.03% to 30.68%
2018		4,565	$79.24 to $82.09	$74.61 to $78.87	$371,932	1.62%	0.10% to 0.60%	(5.88)% to (5.37)%
2017		4,509	$65.87 to $68.01	$79.24 to $82.09	$389,529	0.00%	0.25% to 0.60%	20.29% to 20.71%
2016		4,601	$58.79 to $60.49	$65.87 to $68.01	$324,102	2.29%	0.25% to 0.60%	12.04% to 12.43%
2015		4,815	$58.89 to $60.38	$58.79 to $60.49	$300,531	1.95%	0.25% to 0.60%	(0.17)% to 0.18%

Calamos Growth and Income Portfolio Sub-Account
2019		127	$24.33 to $25.71	$30.36 to $32.25	$3,996	1.64%	0.10% to 0.60%	24.81% to 25.44%
2018		142	$25.60 to $26.51	$24.33 to $25.71	$3,556	1.24%	0.10% to 0.60%	(9.14)% to (4.63)%
2017		157	$22.29 to $23.01	$25.60 to $26.51	$4,098	0.85%	0.25% to 0.60%	14.82% to 15.22%
2016		158	$21.09 to $21.70	$22.29 to $23.01	$3,596	2.41%	0.25% to 0.60%	5.69% to 6.06%
2015		177	$20.98 to $21.51	$21.09 to $21.70	$3,798	2.70%	0.25% to 0.60%	0.52% to 0.87%

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2019		712	$35.30 to $37.31	$43.89 to $46.62	$32,114	0.98%	0.10% to 0.60%	24.32% to 24.95%
2018		723	$38.75 to $40.14	$35.30 to $37.31	$26,114	0.62%	0.10% to 0.60%	(15.40)% to (8.57)%
2017		703	$33.52 to $34.60	$38.75 to $40.14	$27,798	0.54%	0.25% to 0.60%	15.60% to 16.00%
2016		560	$33.32 to $34.28	$33.52 to $34.60	$19,098	0.83%	0.25% to 0.60%	0.60% to 0.95%
2015		337	$34.12 to $34.97	$33.32 to $34.28	$11,411	0.43%	0.25% to 0.60%	(2.32)% to (1.98)%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2019		87	$38.25 to $40.43	$48.24 to $51.24	$4,333	0.00%	0.10% to 0.60%	26.11% to 26.75%
2018		131	$37.20 to $38.54	$38.25 to $40.43	$5,142	0.00%	0.10% to 0.60%	(16.84)% to 3.18%
2017		83	$30.12 to $31.09	$37.20 to $38.54	$3,153	0.00%	0.25% to 0.60%	23.52% to 23.96%
2016		88	$28.64 to $29.46	$30.12 to $31.09	$2,695	0.00%	0.25% to 0.60%	5.17% to 5.54%
2015		98	$30.13 to $30.88	$28.64 to $29.46	$2,851	0.00%	0.25% to 0.60%	(4.95)% to (4.61)%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2019		10	$15.33 to $15.61	$16.26 to $16.77	$165	0.88%	0.10% to 0.59%	1.61% to 6.42%
2018		8	$17.46 to $17.72	$15.33 to $15.61	$124	2.67%	0.24% to 0.59%	(12.19)% to (11.12)%
2017		13	$17.30 to $17.49	$17.46 to $17.72	$224	9.44%	0.25% to 0.60%	0.91% to 1.26%
2016		14	$15.54 to $15.66	$17.30 to $17.49	$240	0.00%	0.25% to 0.60%	11.35% to 11.74%
2015		4	$20.87 to $20.95	$15.54 to $15.66	$60	0.00%	0.25% to 0.60%	(25.54)% to (25.28)%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2019		3,586	$15.66 to $16.55	$17.19 to $18.26	$63,592	2.72%	0.10% to 0.60%	9.77% to 10.32%
2018		2,960	$16.10 to $16.68	$15.66 to $16.55	$47,602	3.12%	0.10% to 0.60%	(2.71)% to 0.28%
2017		2,828	$15.39 to $15.89	$16.10 to $16.68	$46,593	2.63%	0.25% to 0.60%	4.59% to 4.96%
2016		2,881	$14.96 to $15.39	$15.39 to $15.89	$45,239	3.37%	0.25% to 0.60%	2.90% to 3.27%
2015		3,048	$15.21 to $15.59	$14.96 to $15.39	$46,398	3.07%	0.25% to 0.60%	(1.67)% to (1.33)%

Delaware VIP International Value Equity Series—Standard Class Sub-Account
2019		2,656	$13.82 to $14.61	$16.39 to $17.41	$44,763	2.19%	0.10% to 0.60%	18.60% to 19.19%
2018		2,735	$16.88 to $17.49	$13.82 to $14.61	$38,715	2.80%	0.10% to 0.60%	(18.14)% to (13.61)%
2017		2,656	$13.86 to $14.31	$16.88 to $17.49	$45,831	1.51%	0.25% to 0.60%	21.78% to 22.21%
2016		2,501	$13.39 to $13.77	$13.86 to $14.31	$35,338	1.69%	0.25% to 0.60%	3.56% to 3.93%
2015		2,256	$13.40 to $13.74	$13.39 to $13.77	$30,740	1.84%	0.25% to 0.60%	(0.11)% to 0.24%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2019		381	$59.88 to $63.29	$76.27 to $81.02	$29,919	1.04%	0.10% to 0.60%	27.37% to 28.01%
2018		383	$72.34 to $74.93	$59.88 to $63.29	$23,516	0.84%	0.10% to 0.60%	(17.22)% to (13.63)%
2017		390	$64.94 to $67.04	$72.34 to $74.93	$28,809	0.83%	0.25% to 0.60%	11.38% to 11.77%
2016		393	$49.72 to $51.14	$64.94 to $67.04	$26,012	1.03%	0.25% to 0.60%	30.62% to 31.08%
2015		405	$53.34 to $54.67	$49.72 to $51.14	$20,514	0.67%	0.25% to 0.60%	(6.78)% to (6.45)%

DFA VA Equity Allocation Portfolio Sub-Account
2019		941	$24.55 to $24.73	$30.73 to $31.11	$29,124	1.93%	0.10% to 0.60%	25.16% to 25.78%
2018		862	$27.83 to $27.86	$24.55 to $24.73	$21,249	1.91%	0.10% to 0.60%	(12.41)% to (11.09)%
2017	(v)	668	$25.00	$27.83 to $27.86	$18,616	3.18%	0.25% to 0.49%	11.30% to 11.43%

B-62	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

DFA VA Global Bond Portfolio Sub-Account
2019	2,031	$27.18 to $28.10	$28.15 to $29.25	$58,438	2.72%	0.10% to 0.60%	0.05% to 4.08%
2018	1,742	$26.88 to $27.41	$27.18 to $28.10	$48,220	5.17%	0.10% to 0.60%	1.14% to 1.88%
2017	1,342	$26.48 to $26.91	$26.88 to $27.41	$36,643	1.93%	0.25% to 0.60%	1.50% to 1.86%
2016	1,093	$26.18 to $26.52	$26.48 to $26.91	$29,316	1.93%	0.25% to 0.60%	1.12% to 1.47%
2015	804	$25.94 to $26.18	$26.18 to $26.52	$21,266	2.17%	0.25% to 0.60%	0.94% to 1.29%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2019	1,049	$29.25 to $30.02	$34.35 to $35.42	$36,602	2.37%	0.10% to 0.60%	17.42% to 18.01%
2018	1,025	$31.61 to $32.07	$29.25 to $30.02	$30,373	2.28%	0.10% to 0.60%	(8.44)% to (7.08)%
2017	835	$27.76 to $28.07	$31.61 to $32.07	$26,670	1.24%	0.25% to 0.60%	13.88% to 14.27%
2016	1,575	$25.60 to $25.80	$27.76 to $28.07	$44,117	1.83%	0.25% to 0.60%	8.42% to 8.80%
2015	1,247	$26.29 to $26.40	$25.60 to $25.80	$32,132	1.71%	0.25% to 0.60%	(2.62)% to (2.28)%

DFA VA International Small Portfolio Sub-Account
2019	1,048	$35.43 to $36.63	$43.63 to $45.34	$46,598	2.82%	0.10% to 0.60%	23.16% to 23.77%
2018	1,010	$44.43 to $45.32	$35.43 to $36.63	$36,357	1.74%	0.10% to 0.60%	(20.40)% to (19.97)%
2017	856	$34.39 to $34.96	$44.43 to $45.32	$38,536	2.98%	0.25% to 0.60%	29.17% to 29.62%
2016	618	$32.57 to $32.99	$34.39 to $34.96	$21,490	3.07%	0.25% to 0.60%	5.60% to 5.97%
2015	372	$30.97 to $31.26	$32.57 to $32.99	$12,219	3.19%	0.25% to 0.60%	5.18% to 5.55%

DFA VA International Value Portfolio Sub-Account
2019	2,230	$31.22 to $32.28	$35.95 to $37.36	$81,784	4.14%	0.10% to 0.60%	15.17% to 15.74%
2018	1,587	$37.88 to $38.64	$31.22 to $32.28	$50,351	3.08%	0.10% to 0.60%	(17.81)% to (17.29)%
2017	1,138	$30.29 to $30.79	$37.88 to $38.64	$43,737	3.45%	0.25% to 0.60%	25.06% to 25.49%
2016	821	$27.93 to $28.29	$30.29 to $30.79	$25,168	4.02%	0.25% to 0.60%	8.46% to 8.84%
2015	554	$30.20 to $30.48	$27.93 to $28.29	$15,581	4.02%	0.25% to 0.60%	(7.52)% to (7.19)%

DFA VA Short-Term Fixed Portfolio Sub-Account
2019	2,756	$25.11 to $25.96	$25.59 to $26.59	$71,891	2.31%	0.10% to 0.60%	1.90% to 2.41%
2018	2,701	$24.82 to $25.32	$25.11 to $25.96	$68,908	1.68%	0.10% to 0.60%	1.17% to 1.52%
2017	2,254	$24.76 to $25.17	$24.82 to $25.32	$56,713	1.27%	0.25% to 0.60%	0.23% to 0.58%
2016	1,403	$24.71 to $25.03	$24.76 to $25.17	$35,136	0.83%	0.25% to 0.60%	0.19% to 0.54%
2015	968	$24.79 to $25.02	$24.71 to $25.03	$24,138	0.37%	0.25% to 0.60%	(0.30)% to 0.05%

DFA VA US Large Value Portfolio Sub-Account
2019	929	$48.33 to $49.97	$60.43 to $62.79	$57,261	2.17%	0.10% to 0.60%	25.03% to 25.66%
2018	942	$55.33 to $56.43	$48.33 to $49.97	$46,258	2.35%	0.10% to 0.60%	(13.48)% to (10.85)%
2017	775	$46.74 to $47.51	$55.33 to $56.43	$43,475	2.38%	0.25% to 0.60%	18.37% to 18.78%
2016	467	$39.55 to $40.07	$46.74 to $47.51	$22,114	2.39%	0.25% to 0.60%	18.16% to 18.58%
2015	356	$41.20 to $41.58	$39.55 to $40.07	$14,223	2.29%	0.25% to 0.60%	(3.98)% to (3.65)%

DFA VA US Targeted Value Portfolio Sub-Account
2019	595	$43.66 to $45.14	$53.18 to $55.26	$32,307	1.57%	0.10% to 0.60%	21.83% to 22.44%
2018	527	$52.20 to $53.25	$43.66 to $45.14	$23,397	1.07%	0.10% to 0.60%	(22.68)% to (15.20)%
2017	416	$47.85 to $48.63	$52.20 to $53.25	$22,040	1.28%	0.25% to 0.60%	9.11% to 9.49%
2016	282	$37.75 to $38.24	$47.85 to $48.63	$13,680	1.31%	0.25% to 0.60%	26.73% to 27.17%
2015	218	$40.08 to $40.45	$37.75 to $38.24	$8,296	1.42%	0.25% to 0.60%	(5.80)% to (5.47)%

Franklin Income VIP Fund—Class 1 Sub-Account
2019	302	$27.87 to $29.46	$32.25 to $34.26	$10,059	5.41%	0.10% to 0.60%	15.72% to 16.30%
2018	310	$29.24 to $30.28	$27.87 to $29.46	$8,883	4.82%	0.10% to 0.60%	(4.67)% to (3.11)%
2017	334	$26.75 to $27.61	$29.24 to $30.28	$9,986	4.28%	0.25% to 0.60%	9.29% to 9.67%
2016	285	$23.54 to $24.21	$26.75 to $27.61	$7,781	4.93%	0.25% to 0.60%	13.65% to 14.05%
2015	288	$25.42 to $26.05	$23.54 to $24.21	$6,892	4.45%	0.25% to 0.60%	(7.40)% to (7.07)%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2019		59	$29.24 to $30.91	$35.73 to $37.95	$2,177	2.09%	0.10% to 0.60%	22.19% to 22.80%
2018		61	$32.28 to $33.44	$29.24 to $30.91	$1,843	2.41%	0.10% to 0.60%	(9.40)% to (9.02)%
2017		69	$29.89 to $30.85	$32.28 to $33.44	$2,291	2.40%	0.25% to 0.60%	7.99% to 8.36%
2016		75	$25.84 to $26.58	$29.89 to $30.85	$2,278	2.27%	0.25% to 0.60%	15.66% to 16.06%
2015		89	$27.28 to $27.96	$25.84 to $26.58	$2,350	3.38%	0.25% to 0.60%	(5.26)% to (4.93)%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2019		170	$43.25 to $45.72	$56.67 to $60.19	$9,924	0.00%	0.10% to 0.60%	31.01% to 31.67%
2018		138	$45.88 to $47.52	$43.25 to $45.72	$6,145	0.00%	0.10% to 0.60%	(9.40)% to (5.39)%
2017		141	$37.91 to $39.13	$45.88 to $47.52	$6,625	0.00%	0.25% to 0.60%	21.02% to 21.44%
2016		148	$36.53 to $37.58	$37.91 to $39.13	$5,710	0.00%	0.25% to 0.60%	3.78% to 4.14%
2015		168	$37.67 to $38.61	$36.53 to $37.58	$6,238	0.00%	0.25% to 0.60%	(3.03)% to (2.69)%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2019		106	$84.85 to $89.68	$115.68 to $122.88	$12,707	0.15%	0.10% to 0.60%	36.34% to 37.02%
2018		93	$83.70 to $86.70	$84.85 to $89.68	$8,104	0.00%	0.10% to 0.60%	(6.92)% to 1.73%
2017		120	$64.62 to $66.70	$83.70 to $86.70	$10,337	0.00%	0.25% to 0.60%	29.54% to 29.99%
2016		92	$63.61 to $65.43	$64.62 to $66.70	$6,046	0.00%	0.25% to 0.60%	1.59% to 1.94%
2015		122	$57.02 to $58.45	$63.61 to $65.43	$7,900	0.00%	0.25% to 0.60%	11.55% to 11.94%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2019		26	$48.91 to $51.70	$61.75 to $65.60	$1,689	1.90%	0.10% to 0.60%	26.26% to 26.89%
2018		27	$57.85 to $59.93	$48.91 to $51.70	$1,362	1.65%	0.10% to 0.60%	(18.44)% to (15.16)%
2017		28	$44.39 to $45.82	$57.85 to $59.93	$1,666	1.67%	0.25% to 0.60%	30.34% to 30.79%
2016		29	$47.73 to $49.10	$44.39 to $45.82	$1,324	4.74%	0.25% to 0.60%	(7.01)% to (6.68)%
2015		39	$52.53 to $53.85	$47.73 to $49.10	$1,915	0.57%	0.25% to 0.60%	(9.14)% to (8.82)%

Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account
2019		233	$29.72 to $31.41	$38.50 to $40.90	$9,264	1.18%	0.10% to 0.60%	29.57% to 30.22%
2018		238	$34.62 to $35.86	$29.72 to $31.41	$7,263	1.02%	0.10% to 0.60%	(14.15)% to (12.77)%
2017		281	$30.56 to $31.55	$34.62 to $35.86	$9,982	0.76%	0.25% to 0.60%	13.26% to 13.65%
2016		312	$25.83 to $26.57	$30.56 to $31.55	$9,747	1.05%	0.25% to 0.60%	18.32% to 18.73%
2015		312	$26.92 to $27.59	$25.83 to $26.57	$8,214	1.22%	0.25% to 0.60%	(4.04)% to (3.71)%

John Hancock Emerging Markets Value Trust Sub-Account
2019		1,279	$27.20 to $27.76	$29.98 to $30.75	$38,804	3.48%	0.10% to 0.60%	10.23% to 10.78%
2018		997	$31.63 to $31.97	$27.20 to $27.76	$27,363	2.88%	0.10% to 0.60%	(15.69)% to (10.51)%
2017		756	$23.98 to $24.15	$31.63 to $31.97	$24,077	1.95%	0.25% to 0.60%	31.88% to 32.35%
2016		494	$20.43 to $20.51	$23.98 to $24.15	$11,890	2.58%	0.25% to 0.60%	17.38% to 17.79%
2015	(j)	248	$25.00	$20.43 to $20.51	$5,077	3.58%	0.25% to 0.60%	(20.48)% to (16.47)%

Matson Money Fixed Income VI Portfolio Sub-Account
2019		1,095	$24.80 to $25.22	$25.76 to $26.30	$28,585	1.69%	0.25% to 0.60%	3.90% to 4.26%
2018		1,099	$24.80 to $25.14	$24.80 to $25.22	$27,526	2.22%	0.25% to 0.60%	(0.01)% to 0.34%
2017		1,054	$24.74 to $24.98	$24.80 to $25.14	$26,361	0.95%	0.25% to 0.60%	0.26% to 0.61%
2016		888	$24.70 to $24.86	$24.74 to $24.98	$22,113	0.51%	0.25% to 0.60%	0.14% to 0.49%
2015		752	$24.92 to $24.99	$24.70 to $24.86	$18,638	0.00%	0.25% to 0.60%	(0.87)% to (0.52)%

Matson Money International Equity VI Portfolio Sub-Account
2019		671	$23.96 to $24.55	$27.95 to $28.78	$19,017	2.29%	0.10% to 0.60%	16.66% to 17.24%
2018		629	$29.87 to $30.28	$23.96 to $24.55	$15,237	1.62%	0.25% to 0.60%	(19.80)% to (15.66)%
2017		513	$23.63 to $23.87	$29.87 to $30.28	$15,452	2.07%	0.25% to 0.60%	26.42% to 26.87%
2016		529	$22.07 to $22.22	$23.63 to $23.87	$12,575	2.10%	0.25% to 0.60%	7.06% to 7.44%
2015		472	$23.07 to $23.14	$22.07 to $22.22	$10,453	1.18%	0.25% to 0.60%	(4.32)% to (3.98)%

B-64	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Matson Money U.S. Equity VI Portfolio Sub-Account
2019		694	$29.93 to $30.44	$36.50 to $37.25	$25,681	0.87%	0.25% to 0.60%	21.96% to 22.39%
2018		662	$34.33 to $34.80	$29.93 to $30.44	$20,010	0.88%	0.25% to 0.60%	(12.83)% to (12.52)%
2017		614	$30.47 to $30.78	$34.33 to $34.80	$21,247	1.13%	0.25% to 0.60%	12.65% to 13.04%
2016		609	$25.42 to $25.59	$30.47 to $30.78	$18,667	0.82%	0.25% to 0.60%	19.86% to 20.28%
2015		561	$26.73 to $26.81	$25.42 to $25.59	$14,323	0.63%	0.25% to 0.60%	(4.87)% to (4.54)%

MFS Global Equity Series—Initial Class Sub-Account
2019		155	$26.40 to $27.90	$34.26 to $36.39	$5,506	1.11%	0.10% to 0.60%	29.79% to 30.44%
2018		139	$29.42 to $30.48	$26.40 to $27.90	$3,786	0.90%	0.10% to 0.60%	(10.29)% to (7.09)%
2017		182	$23.86 to $24.63	$29.42 to $30.48	$5,495	0.90%	0.25% to 0.60%	23.33% to 23.76%
2016		154	$22.36 to $23.00	$23.86 to $24.63	$3,740	0.99%	0.25% to 0.60%	6.71% to 7.08%
2015		137	$22.82 to $23.39	$22.36 to $23.00	$3,114	1.05%	0.25% to 0.60%	(2.00)% to (1.66)%

MFS Growth Series—Initial Class Sub-Account
2019		10	$60.31 to $63.74	$82.82 to $87.97	$889	0.00%	0.10% to 0.59%	37.32% to 38.01%
2018		14	$59.10 to $61.22	$60.31 to $63.74	$892	0.08%	0.10% to 0.60%	(9.74)% to 2.41%
2017		15	$45.24 to $46.70	$59.10 to $61.22	$910	0.10%	0.25% to 0.60%	30.62% to 31.08%
2016		17	$44.43 to $45.70	$45.24 to $46.70	$770	0.04%	0.25% to 0.60%	1.83% to 2.19%
2015		28	$41.56 to $42.60	$44.43 to $45.70	$1,265	0.16%	0.25% to 0.60%	6.92% to 7.29%

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class Sub-Account
2019		229	$25.69 to $27.15	$35.74 to $37.97	$8,442	0.68%	0.10% to 0.60%	39.12% to 39.81%
2018		152	$25.64 to $26.56	$25.69 to $27.15	$4,014	0.52%	0.10% to 0.60%	(9.18)% to 0.56%
2017		229	$20.09 to $20.73	$25.64 to $26.56	$6,016	0.65%	0.25% to 0.60%	27.66% to 28.10%
2016		182	$19.05 to $19.59	$20.09 to $20.73	$3,721	0.59%	0.25% to 0.60%	5.44% to 5.81%
2015	(i)	182	$25.00	$19.05 to $19.59	$3,517	0.63%	0.25% to 0.60%	(1.85)% to (1.59)%

MFS Utilities Series—Initial Class Sub-Account
2019		49	$55.51 to $58.67	$69.01 to $73.30	$3,496	4.04%	0.10% to 0.60%	24.32% to 24.94%
2018		45	$55.26 to $57.24	$55.51 to $58.67	$2,556	1.02%	0.10% to 0.60%	(2.98)% to 0.81%
2017		51	$48.41 to $49.97	$55.26 to $57.24	$2,854	4.21%	0.25% to 0.60%	14.15% to 14.55%
2016		49	$43.69 to $44.94	$48.41 to $49.97	$2,440	3.75%	0.25% to 0.60%	10.81% to 11.19%
2015		50	$51.42 to $52.71	$43.69 to $44.94	$2,202	4.17%	0.25% to 0.60%	(15.03)% to (14.73)%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2019		1,242	$27.01 to $28.55	$31.34 to $33.29	$39,999	0.73%	0.10% to 0.60%	16.05% to 16.63%
2018		1,182	$32.07 to $33.22	$27.01 to $28.55	$32,688	0.66%	0.10% to 0.60%	(19.53)% to (15.33)%
2017		1,194	$27.64 to $28.53	$32.07 to $33.22	$39,124	0.87%	0.25% to 0.60%	16.04% to 16.44%
2016		1,147	$23.94 to $24.62	$27.64 to $28.53	$32,295	0.72%	0.25% to 0.60%	15.47% to 15.88%
2015		885	$25.47 to $26.11	$23.94 to $24.62	$21,514	0.88%	0.25% to 0.60%	(8.88)% to (8.57)%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
2019	(w)	57	$33.59 to $36.74	$38.24 to $40.62	$2,248	0.59%	0.10% to 0.60%	10.14% to 10.51%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2019		239	$17.52 to $18.52	$19.50 to $20.71	$4,819	3.09%	0.10% to 0.60%	11.25% to 11.80%
2018		239	$18.60 to $19.26	$17.52 to $18.52	$4,304	3.26%	0.10% to 0.60%	(5.77)% to (3.31)%
2017		232	$16.45 to $16.98	$18.60 to $19.26	$4,422	4.96%	0.25% to 0.60%	13.09% to 13.48%
2016		203	$14.63 to $15.05	$16.45 to $16.98	$3,402	2.84%	0.25% to 0.60%	12.40% to 12.80%
2015		200	$16.17 to $16.57	$14.63 to $15.05	$2,970	3.13%	0.24% to 0.60%	(9.50)% to (9.18)%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2019		93	$14.99 to $15.38	$16.63 to $17.15	$1,574	4.56%	0.10% to 0.60%	10.97% to 11.52%
2018		117	$17.54 to $17.80	$14.99 to $15.38	$1,782	2.09%	0.10% to 0.61%	(14.56)% to (8.48)%
2017		99	$17.23 to $17.43	$17.54 to $17.80	$1,754	11.29%	0.25% to 0.60%	1.79% to 2.14%
2016		81	$15.05 to $15.16	$17.23 to $17.43	$1,407	1.26%	0.25% to 0.60%	14.53% to 14.93%
2015		83	$20.34 to $20.42	$15.05 to $15.16	$1,257	4.16%	0.25% to 0.61%	(26.02)% to (25.76)%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2019	1,184	$28.32 to $29.06	$32.36 to $33.37	$38,845	4.57%	0.10% to 0.60%	14.26% to 14.83%
2018	1,196	$29.86 to $30.30	$28.32 to $29.06	$34,255	4.29%	0.10% to 0.60%	(5.16)% to (3.09)%
2017	999	$27.30 to $27.60	$29.86 to $30.30	$30,107	5.21%	0.25% to 0.60%	9.40% to 9.78%
2016	723	$24.19 to $24.38	$27.30 to $27.60	$19,862	5.42%	0.25% to 0.60%	12.84% to 13.23%
2015	542	$24.86 to $24.96	$24.19 to $24.38	$13,169	5.50%	0.25% to 0.60%	(2.68)% to (2.34)%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2019	250	$17.69 to $18.70	$18.69 to $19.85	$4,867	2.61%	0.10% to 0.60%	5.65% to 6.18%
2018	284	$18.55 to $19.21	$17.69 to $18.70	$5,192	6.53%	0.10% to 0.60%	(4.63)% to (2.39)%
2017	298	$17.15 to $17.70	$18.55 to $19.21	$5,673	2.19%	0.25% to 0.60%	8.14% to 8.52%
2016	274	$16.56 to $17.03	$17.15 to $17.70	$4,808	1.66%	0.25% to 0.60%	3.58% to 3.94%
2015	275	$17.33 to $17.77	$16.56 to $17.03	$4,643	1.98%	0.25% to 0.60%	(4.46)% to (4.13)%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2019	5,546	$16.88 to $17.84	$18.22 to $19.35	$103,984	1.81%	0.10% to 0.60%	7.95% to 8.49%
2018	5,926	$17.33 to $17.96	$16.88 to $17.84	$102,503	2.60%	0.10% to 0.60%	(2.65)% to (1.36)%
2017	5,337	$16.80 to $17.34	$17.33 to $17.96	$94,591	2.54%	0.25% to 0.60%	3.19% to 3.55%
2016	3,963	$16.04 to $16.50	$16.80 to $17.34	$67,871	2.44%	0.25% to 0.60%	4.73% to 5.09%
2015	3,240	$16.56 to $16.97	$16.04 to $16.50	$52,857	4.84%	0.25% to 0.60%	(3.14)% to (2.80)%

PVC Equity Income Account—Class 1 Sub-Account
2019	1,927	$36.43 to $38.50	$46.74 to $49.65	$92,711	1.93%	0.10% to 0.60%	28.31% to 28.96%
2018	1,983	$38.58 to $39.96	$36.43 to $38.50	$74,025	1.96%	0.10% to 0.60%	(9.96)% to (4.35)%
2017	2,059	$32.06 to $33.09	$38.58 to $39.96	$81,197	2.30%	0.25% to 0.60%	20.35% to 20.77%
2016	1,965	$27.87 to $28.67	$32.06 to $33.09	$64,213	2.79%	0.25% to 0.60%	15.03% to 15.43%
2015	1,714	$29.18 to $29.91	$27.87 to $28.67	$48,566	2.51%	0.25% to 0.60%	(4.50)% to (4.17)%

PVC MidCap Account—Class 1 Sub-Account
2019	124	$41.25 to $43.60	$58.68 to $62.32	$7,512	0.28%	0.10% to 0.60%	42.24% to 42.95%
2018	132	$44.41 to $46.00	$41.25 to $43.60	$5,606	0.26%	0.10% to 0.60%	(7.11)% to (5.09)%
2017	152	$35.59 to $36.74	$44.41 to $46.00	$6,907	0.55%	0.25% to 0.60%	24.77% to 25.20%
2016	166	$32.44 to $33.37	$35.59 to $36.74	$6,047	0.42%	0.25% to 0.60%	9.71% to 10.09%
2015	176	$32.11 to $32.91	$32.44 to $33.37	$5,817	0.50%	0.25% to 0.60%	1.04% to 1.39%

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
2019	510	$31.88 to $33.70	$40.69 to $43.23	$21,420	0.00%	0.10% to 0.60%	27.63% to 28.27%
2018	537	$34.03 to $35.24	$31.88 to $33.70	$17,584	0.00%	0.10% to 0.60%	(12.98)% to (5.96)%
2017	580	$26.38 to $27.23	$34.03 to $35.24	$20,194	0.00%	0.25% to 0.60%	28.97% to 29.42%
2016	619	$26.22 to $26.97	$26.38 to $27.23	$16,666	0.00%	0.25% to 0.60%	0.63% to 0.98%
2015	657	$24.91 to $25.54	$26.22 to $26.97	$17,514	0.00%	0.25% to 0.60%	5.23% to 5.60%

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2019	42	$32.92 to $34.80	$36.08 to $38.33	$1,586	0.00%	0.10% to 0.60%	9.59% to 10.14%
2018	46	$40.60 to $42.06	$32.92 to $34.80	$1,550	0.00%	0.10% to 0.60%	(22.93)% to (18.62)%
2017	43	$41.06 to $42.39	$40.60 to $42.06	$1,798	0.00%	0.25% to 0.60%	(1.13)% to (0.78)%
2016	50	$33.10 to $34.04	$41.06 to $42.39	$2,098	0.00%	0.25% to 0.60%	24.08% to 24.51%
2015	45	$46.79 to $47.97	$33.10 to $34.04	$1,513	0.00%	0.25% to 0.60%	(29.27)% to (29.03)%

Prudential Series Fund—Value Portfolio—Class II Sub-Account
2019	155	$38.55 to $40.74	$48.12 to $51.11	$7,723	0.00%	0.10% to 0.60%	24.83% to 25.45%
2018	133	$43.20 to $44.75	$38.55 to $40.74	$5,270	0.00%	0.10% to 0.60%	(10.77)% to (7.42)%
2017	144	$37.31 to $38.51	$43.20 to $44.75	$6,362	0.00%	0.25% to 0.60%	15.81% to 16.22%
2016	154	$33.82 to $34.79	$37.31 to $38.51	$5,851	0.00%	0.25% to 0.60%	10.29% to 10.68%
2015	248	$37.21 to $38.14	$33.82 to $34.79	$8,577	0.00%	0.25% to 0.60%	(9.09)% to (8.77)%

B-66	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2019		23	$18.06 to $19.09	$21.46 to $22.80	$511	0.00%	0.10% to 0.59%	18.84% to 19.43%
2018		57	$19.98 to $20.69	$18.06 to $19.09	$1,053	0.00%	0.14% to 0.72%	(19.51)% to (9.27)%
2017		40	$19.11 to $19.72	$19.98 to $20.69	$823	0.26%	0.25% to 0.60%	4.56% to 4.92%
2016		103	$16.06 to $16.52	$19.11 to $19.72	$2,009	1.06%	0.25% to 0.60%	19.00% to 19.41%
2015		26	$18.45 to $18.91	$16.06 to $16.52	$421	0.00%	0.25% to 0.60%	(12.98)% to (12.68)%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2019		328	$18.08 to $19.11	$21.33 to $22.66	$7,239	0.73%	0.10% to 0.60%	17.96% to 18.55%
2018		302	$19.85 to $20.56	$18.08 to $19.11	$5,619	0.72%	0.10% to 0.60%	(11.77)% to (8.57)%
2017		329	$18.95 to $19.56	$19.85 to $20.56	$6,691	0.95%	0.25% to 0.60%	4.75% to 5.11%
2016		344	$15.76 to $16.21	$18.95 to $19.56	$6,666	1.78%	0.25% to 0.60%	20.24% to 20.66%
2015		381	$17.98 to $18.43	$15.76 to $16.21	$6,116	0.73%	0.25% to 0.60%	(12.33)% to (12.02)%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2019		128	$32.04 to $32.69	$41.06 to $42.11	$5,309	0.00%	0.10% to 0.60%	28.17% to 28.82%
2018		142	$31.88 to $32.22	$32.04 to $32.69	$4,580	0.00%	0.10% to 0.60%	(9.53)% to 0.85%
2017		95	$25.14 to $25.32	$31.88 to $32.22	$3,038	0.00%	0.25% to 0.60%	26.82% to 27.27%
2016		68	$28.25 to $28.35	$25.14 to $25.32	$1,722	0.00%	0.24% to 0.60%	(11.02)% to (10.71)%
2015		129	$25.20 to $25.21	$28.25 to $28.35	$3,658	0.00%	0.12% to 0.56%	12.08% to 12.48%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2019		1,824	$25.52 to $26.40	$26.47 to $27.53	$49,144	2.40%	0.10% to 0.60%	3.73% to 4.25%
2018		1,768	$25.37 to $25.89	$25.52 to $26.40	$45,791	2.01%	0.10% to 0.60%	0.57% to 1.45%
2017		1,638	$25.26 to $25.69	$25.37 to $25.89	$42,082	1.47%	0.25% to 0.60%	0.45% to 0.80%
2016		1,489	$25.07 to $25.41	$25.26 to $25.69	$37,993	1.36%	0.25% to 0.60%	0.76% to 1.11%
2015		1,235	$25.14 to $25.39	$25.07 to $25.41	$31,212	1.14%	0.25% to 0.60%	(0.29)% to 0.06%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2019		899	$14.42 to $15.24	$18.19 to $19.32	$16,856	1.24%	0.10% to 0.60%	26.16% to 26.79%
2018		967	$17.16 to $17.77	$14.42 to $15.24	$14,312	1.14%	0.10% to 0.60%	(15.95)% to (13.49)%
2017		1,033	$12.27 to $12.67	$17.16 to $17.77	$18,148	1.16%	0.25% to 0.60%	39.81% to 40.30%
2016		1,113	$10.48 to $10.78	$12.27 to $12.67	$13,935	1.09%	0.25% to 0.60%	17.09% to 17.50%
2015		1,125	$13.09 to $13.41	$10.48 to $10.78	$12,000	2.46%	0.25% to 0.60%	(19.91)% to (19.62)%

Vanguard VIF Capital Growth Portfolio Sub-Account
2019		309	$35.64 to $36.37	$44.81 to $45.96	$14,047	1.08%	0.10% to 0.60%	10.16% to 26.37%
2018		316	$36.28 to $36.67	$35.64 to $36.37	$11,385	0.81%	0.10% to 0.60%	(10.44)% to (1.43)%
2017		277	$28.33 to $28.53	$36.28 to $36.67	$10,125	0.64%	0.25% to 0.60%	28.06% to 28.51%
2016		73	$25.71 to $25.81	$28.33 to $28.53	$2,086	1.04%	0.25% to 0.59%	10.18% to 20.44%
2015		16	$25.21	$25.71 to $25.81	$404	0.53%	0.15% to 0.56%	2.16% to 3.69%

Vanguard VIF Equity Index Portfolio Sub-Account
2019		2,511	$33.03 to $33.70	$43.10 to $44.21	$110,048	1.79%	0.10% to 0.60%	11.44% to 31.17%
2018		2,208	$34.79 to $35.17	$33.03 to $33.70	$73,845	1.64%	0.10% to 0.60%	(5.08)% to (3.49)%
2017		2,056	$28.77 to $28.98	$34.79 to $35.17	$72,226	1.74%	0.25% to 0.60%	20.93% to 21.35%
2016		1,894	$25.89 to $25.98	$28.77 to $28.98	$54,854	0.80%	0.25% to 0.60%	11.14% to 11.53%
2015		306	$25.72	$25.89 to $25.98	$7,945	0.88%	0.25% to 0.60%	(0.01)% to 1.32%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2019		1,503	$28.36 to $28.94	$32.60 to $33.44	$49,592	5.63%	0.10% to 0.60%	14.98% to 15.56%
2018		1,380	$29.33 to $29.64	$28.36 to $28.94	$39,486	4.50%	0.10% to 0.60%	(3.32)% to (2.22)%
2017		1,186	$27.57 to $27.77	$29.33 to $29.64	$35,021	4.23%	0.25% to 0.60%	6.37% to 6.74%
2016		752	$24.91 to $25.00	$27.57 to $27.77	$20,834	4.04%	0.25% to 0.60%	10.69% to 11.08%
2015	(u)	395	$25.00	$24.91 to $25.00	$9,866	0.58%	0.25% to 0.60%	(4.20)% to (2.00)%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2019	1,754	$29.87 to $30.49	$38.86 to $39.86	$69,007	1.39%	0.10% to 0.60%	30.09% to 30.74%
2018	1,486	$33.15 to $33.50	$29.87 to $30.49	$44,813	1.09%	0.10% to 0.60%	(11.63)% to (9.56)%
2017	1,098	$28.00 to $28.21	$33.15 to $33.50	$36,655	1.02%	0.25% to 0.60%	18.37% to 18.78%
2016	666	$25.35 to $25.45	$28.00 to $28.21	$18,748	1.07%	0.25% to 0.60%	10.45% to 10.84%
2015	326	$25.88	$25.35 to $25.45	$8,283	0.42%	0.25% to 0.60%	(5.83)% to 1.24%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2019	793	$27.24 to $27.80	$34.88 to $35.77	$28,008	2.66%	0.10% to 0.60%	28.04% to 28.68%
2018	796	$28.96 to $29.27	$27.24 to $27.80	$21,909	2.72%	0.10% to 0.60%	(7.66)% to 2.13%
2017	615	$27.80 to $28.00	$28.96 to $29.27	$17,944	2.17%	0.25% to 0.60%	4.15% to 4.52%
2016	395	$25.81 to $25.91	$27.80 to $28.00	$11,041	1.94%	0.25% to 0.60%	7.71% to 8.09%
2015	173	$25.41	$25.81 to $25.91	$4,480	0.97%	0.25% to 0.60%	(6.59)% to 1.97%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2019	476	$32.62 to $33.29	$41.54 to $42.60	$20,052	0.46%	0.10% to 0.60%	27.34% to 27.98%
2018	471	$35.38 to $35.76	$32.62 to $33.29	$15,529	0.35%	0.10% to 0.60%	(18.32)% to (7.50)%
2017	361	$28.83 to $29.04	$35.38 to $35.76	$12,857	0.45%	0.25% to 0.60%	22.73% to 23.16%
2016	309	$25.24 to $25.33	$28.83 to $29.04	$8,946	0.28%	0.25% to 0.60%	14.25% to 14.65%
2015	164	$26.11	$25.24 to $25.33	$4,161	0.06%	0.25% to 0.60%	(9.08)% to (1.07)%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2019	6,630	$25.88 to $26.41	$27.96 to $28.67	$187,721	2.32%	0.10% to 0.60%	8.02% to 8.57%
2018	4,725	$26.07 to $26.35	$25.88 to $26.41	$123,467	2.05%	0.10% to 0.60%	(0.73)% to 1.87%
2017	3,213	$25.35 to $25.53	$26.07 to $26.35	$84,390	1.88%	0.25% to 0.60%	2.86% to 3.22%
2016	1701	$24.88 to $24.98	$25.35 to $25.53	$43,317	1.80%	0.25% to 0.60%	1.86% to 2.22%
2015	820	$24.95	$24.88 to $24.98	$20,447	0.48%	0.23% to 0.59%	(0.27)% to 0.08%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2019	177	$37.59 to $39.25	$46.61 to $48.92	$8,431	2.84%	0.10% to 0.60%	23.99% to 24.61%
2018	192	$41.34 to $42.46	$37.59 to $39.25	$7,368	5.54%	0.10% to 0.60%	(9.07)% to (7.20)%
2017	197	$37.54 to $38.43	$41.34 to $42.46	$8,281	3.77%	0.25% to 0.60%	10.11% to 10.49%
2016	201	$37.43 to $38.19	$37.54 to $38.43	$7,672	1.19%	0.25% to 0.60%	0.29% to 0.64%
2015	264	$38.20 to $38.83	$37.43 to $38.19	$10,021	3.23%	0.25% to 0.60%	(2.01)% to (1.67)%

Wanger International Sub-Account
2019	183	$54.98 to $58.10	$71.04 to $75.45	$13,400	0.83%	0.10% to 0.60%	29.21% to 29.86%
2018	191	$67.20 to $69.61	$54.98 to $58.10	$10,777	2.08%	0.10% to 0.60%	(20.81)% to (17.91)%
2017	220	$50.87 to $52.50	$67.20 to $69.61	$15,153	1.20%	0.25% to 0.60%	32.12% to 32.58%
2016	211	$51.90 to $53.39	$50.87 to $52.50	$10,968	1.14%	0.25% to 0.60%	(2.00)% to (1.65)%
2015	241	$52.16 to $53.47	$51.90 to $53.39	$12,736	1.46%	0.25% to 0.60%	(0.50)% to (0.15)%

Wanger Select Sub-Account
2019	33	$48.04 to $50.78	$61.75 to $65.59	$2,108	0.08%	0.10% to 0.60%	28.53% to 29.17%
2018	48	$55.18 to $57.16	$48.04 to $50.78	$2,393	0.17%	0.10% to 0.60%	(23.32)% to (12.63)%
2017	43	$43.83 to $45.24	$55.18 to $57.16	$2,458	0.18%	0.25% to 0.60%	25.91% to 26.35%
2016	46	$38.89 to $40.01	$43.83 to $45.24	$2,043	0.18%	0.25% to 0.60%	12.68% to 13.08%
2015	46	$39.03 to $40.01	$38.89 to $40.01	$1,836	0.01%	0.25% to 0.60%	(0.35)% to 0.00%

Wanger USA Sub-Account
2019	25	$77.60 to $82.02	$101.13 to $107.42	$2,601	0.28%	0.10% to 0.59%	30.32% to 30.97%
2018	26	$79.23 to $82.07	$77.60 to $82.02	$2,080	0.11%	0.10% to 0.60%	(15.02)% to (1.71)%
2017	16	$66.65 to $68.80	$79.23 to $82.07	$1,317	0.00%	0.25% to 0.60%	18.87% to 19.28%
2016	14	$58.98 to $60.67	$66.65 to $68.80	$959	0.00%	0.25% to 0.60%	13.01% to 13.40%
2015	13	$59.70 to $61.19	$58.98 to $60.67	$796	0.00%	0.25% to 0.60%	(1.20)% to (0.86)%

B-68	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2019	756	$16.30 to $17.23	$18.53 to $19.69	$14,454	5.21%	0.10% to 0.60%	13.70% to 14.27%
2018	830	$17.07 to $17.68	$16.30 to $17.23	$13,873	5.11%	0.10% to 0.60%	(4.50)% to (2.11)%
2017	853	$15.80 to $16.31	$17.07 to $17.68	$14,899	5.42%	0.25% to 0.60%	8.00% to 8.38%
2016	882	$13.75 to $14.15	$15.80 to $16.31	$14,223	5.36%	0.25% to 0.60%	14.92% to 15.32%
2015	1,199	$14.69 to $15.06	$13.75 to $14.15	$16,808	6.10%	0.25% to 0.60%	(6.40)% to (6.07)%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2019. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2019.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(i)	Sub-account commenced operations on March 27, 2015.
(j)	Sub-account commenced operations on January 21, 2015.
(u)	Sub-account commenced operations on January 16, 2015.
(v)	Sub-account commenced operations on July 11, 2017.
(w)	Sub-account commenced operations on April 30, 2019.

Note 6—subsequent event

Effective May 1, 2020, the Board of Trustees of the affiliated TIAA-CREF Life Funds approved the following name change. The TIAA-CREF Life Bond Fund will change its name to the TIAA-CREF Life Core Bond Fund.

Effective May 1, 2020, the Board of Trustees of the affiliated TIAA-CREF Life Funds approved the addition of seven new Vanguard funds:

Vanguard VIF Balance Portfolio

Vanguard VIF Conservative Allocation Portfolio

Vanguard VIF Global Bond Index Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Moderate Allocation Portfolio

Vanguard VIF Total International Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-69

B-70	Statement of Additional Information ∎ TC Life Insurance Company Financials

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of matters

As discussed in Note 10 to the statutory-basis financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the statutory-basis financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

New York, New York

March 11, 2020

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-71

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2019	2018

ADMITTED ASSETS

Bonds	$8,666,133	$7,913,172

Preferred stocks	183	183

Cash, cash equivalents and short-term investments	279,379	171,753

Contract loans	39,827	33,771

Other long-term investments	4,689	4,707

Investment income due and accrued	75,394	69,960

Federal income tax recoverable from TIAA	—	2,184

Net deferred federal income tax asset	17,544	16,773

Reinsurance amounts receivable	8,601	14,227

Other assets	24,013	23,997

Separate account assets	4,022,073	5,016,425

Total admitted assets	$13,137,836	$13,267,152

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health, annuities and deposit-type contracts	$8,486,611	$7,651,764

Asset valuation reserve	52,681	52,486

Interest maintenance reserve	16,160	11,169

Federal income tax payable to TIAA	3,223	—

Other amounts payable on reinsurance	9,432	16,071

Other liabilities	50,021	33,231

Separate account liabilities	4,009,171	5,001,547

Total liabilities	12,627,299	12,766,268

Capital and surplus

Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	557,500

Surplus (deficit)	(269,463)	(59,116)

Total capital and surplus	510,537	500,884

Total liabilities, capital and surplus	$13,137,836	$13,267,152

B-72	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2019	2018	2017

REVENUES

Insurance and annuity premiums and other considerations	$627,093	$692,435	$736,413

Net investment income	306,108	270,010	240,395

Commissions and expense allowances on reinsurance ceded	15,729	18,777	24,169

Reserve adjustments on reinsurance ceded	6,029	16,144	32,733

Separate account fees and other revenues	24,455	26,613	25,936

Total revenues	$979,414	$1,023,979	$1,059,646

EXPENSES

Policy and contract benefits	$382,263	$340,270	$246,649

Increase in policy and contract reserves	400,597	244,207	327,489

Insurance expenses and taxes (excluding Federal income taxes)	148,245	148,568	129,053

Commissions on premiums	18,919	24,437	27,375

Interest on deposit-type contracts	83,936	65,250	49,155

Net transfers to separate accounts	140,213	214,334	241,681

Total expenses	$1,174,173	$1,037,066	$1,021,402

Income (loss) before federal income tax and net realized capital gains (losses)	(194,759)	(13,087)	38,244

Federal income tax expense	3,653	2,364	10,907

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(9,371)	819	1,900

Net income (loss)	$(207,783)	$(14,632)	$29,237

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-73

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2016	$2,500	$457,500	$(50,326)	$409,674

Net income (loss)	—	—	29,237	29,237

Change in net unrealized capital gains (losses) on investments	—	—	(574)	(574)

Change in asset valuation reserve	—	—	(6,090)	(6,090)

Change in surplus in separate accounts	—	—	(4,094)	(4,094)

Change in liability for reinsurance in unauthorized companies	—	—	(10,828)	(10,828)

Change in net deferred income tax	—	—	(26,980)	(26,980)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	22,610	22,610

Deferred premium asset limitation	—	—	(1,137)	(1,137)

Other assets	—	—	(277)	(277)

Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

Net income (loss)	—	—	(14,632)	(14,632)

Change in net unrealized capital gains (losses) on investments	—	—	(202)	(202)

Change in asset valuation reserve	—	—	(5,570)	(5,570)

Change in surplus in separate accounts	—	—	(349)	(349)

Change in liability for reinsurance in unauthorized companies	—	—	10,648	10,648

Change in net deferred income tax	—	—	4,947	4,947

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(5,180)	(5,180)

Deferred premium asset limitation	—	—	(1,927)	(1,927)

Other assets	—	—	1,608	1,608

Capital contribution	—	100,000	—	100,000

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

Net income (loss)	—	—	(207,783)	(207,783)

Change in asset valuation reserve	—	—	(195)	(195)

Change in surplus in separate accounts	—	—	(2,422)	(2,422)

Change in liability for reinsurance in unauthorized companies	—	—	(1,575)	(1,575)

Change in net deferred income tax	—	—	49,276	49,276

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(48,505)	(48,505)

Deferred premium asset limitation	—	—	830	830

Other assets	—	—	27	27

Capital contribution	—	220,000	—	220,000

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

B-74	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2019	2018	2017

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$619,203	$687,300	$736,564

Net investment income	298,580	261,013	231,848

Separate account fees and other revenues	41,853	43,854	49,060

Total Receipts	959,636	992,167	1,017,472

Policy and contract benefits	375,875	304,039	223,773

Commissions and expenses paid	167,402	173,344	156,463

Federal income tax expense	1,047	5,621	15,545

Net transfers to separate accounts	141,797	217,883	240,597

Total Disbursements	686,121	700,887	636,378

Net cash from operations	273,515	291,280	381,094

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	874,143	638,932	572,415

Stocks	—	—	346

Other invested assets	—	1,000	5,313

Net gains on cash, cash equivalents and short-term investments	1	—	—

Miscellaneous proceeds	15,198	399	161

Cost of investments acquired:

Bonds	1,626,571	1,312,893	1,694,574

Net increase in contract loans	6,055	6,755	3,159

Net losses on cash, cash equivalents and short-term investments	—	—	2

Miscellaneous applications	1	—	—

Net cash used in investments	(743,285)	(679,317)	(1,119,500)

CASH FROM FINANCING AND OTHER

Additional paid in capital	220,000	100,000	—

Net deposits on deposit-type contracts funds	353,547	339,319	816,788

Other cash provided (applied)	3,849	17,825	(3,867)

Net cash from financing and other	577,396	457,144	812,921

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	107,626	69,107	74,515

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	171,753	102,646	28,131

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$279,379	$171,753	$102,646

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.
The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but will continue to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company will also continue to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	SSAP#	F/S Line	2019	2018	2017 (as revised)

Net income (loss), New York SAP			$(207,783)	$(14,632)	$29,237

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	1,381	1,140	1,534

Net income (loss), NAIC SAP			$(206,402)	$(13,492)	$30,771

Capital and surplus, New York SAP			$510,537	$500,884	$411,541

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	466	63	343

Separate Account Assets	56	Separate account assets	6,845	(33,873)	(13,365)

Separate Account Liabilities	56	Separate account liabilities	(8,414)	28,900	8,885

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	7,114	5,734	4,594

Capital and surplus, NAIC SAP			$516,548	$501,708	$411,998

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The deferred premium asset limitation in the 2017 presentation of the reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of New York was revised.

This revision had no effect on the statements of admitted assets, liabilities and capital and surplus, or the related statements of operations or changes in capital and surplus, or of cash flows. The impact of the revision was limited to the calculation of the amounts in the footnote disclosure.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy,

B-76	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Company’s risk based capital as of December 31, 2019 and 2018 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The Asset Valuation Reserve (“AVR”) is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the statements of admitted assets, liabilities and capital and surplus, or the related statements of operations or changes in capital and surplus, or of cash flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

B-78	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent that they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2019	2018	Change

Net deferred tax assets	$79,663	$31,158	$48,505

Deferred premium assets	36,503	37,333	(830)

Sundry receivables	1	28	(27)

Total	$116,167	$68,519	$47,648

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2019	2018	2017

Exchange/restructure/transfer of bond investments	$148,047	$168,869	$72,445

Capitalized interest on bonds	$2,461	$1,739	$1,230

Interest credited on deposit-type contracts	$83,808	$65,561	$50,640

B-80	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (“SSAP”) No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. The NYDFS has adopted these revisions. The Company has been granted an exemption from PBR by the NYDFS, for life insurance policies issued in 2020. Under PBR, for new life insurance policies issued after implementation, the Company will be required to hold the higher of (a) the reserves for life using prescribed factors or (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. Currently the Company uses formulas and assumptions to determine reserves as prescribed by New York laws and regulations. The Company does not anticipate a material impact on surplus as a result of this adoption.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$230,774	$5,047	$(54)	$235,767

All other governments	65,113	2,869	—	67,982

States, territories & possessions	34,710	2,677	—	37,387

Political subdivisions of states, territories, & possessions	16,563	750	—	17,313

Special revenue & special assessment, non-guaranteed agencies & government	797,600	23,852	(2,032)	819,420

Industrial & miscellaneous	7,507,648	563,545	(4,990)	8,066,203

Hybrids	13,725	1,029	—	14,754

Total	$8,666,133	$599,769	$(7,076)	$9,258,826

	2018
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$254,255	$1,940	$(2,670)	$253,525

All other governments	65,949	17	(2,152)	63,814

States, territories & possessions	51,698	1,463	(254)	52,907

Political subdivisions of states, territories, & possessions	20,509	248	(154)	20,603

Special revenue & special assessment, non-guaranteed agencies & government	701,469	6,121	(13,670)	693,920

Industrial & miscellaneous	6,819,133	85,888	(203,430)	6,701,591

Credit tenant loans	159	4	—	163

Total	$7,913,172	$95,681	$(222,330)	$7,786,523

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2019

All other bonds	$253,833	$(2,626)	$251,207	$55,905	$(2,086)	$53,819

Loaned-backed and structured bonds	233,491	(1,244)	232,247	115,175	(1,120)	114,055

Total	$487,324	$(3,870)	$483,454	$171,080	$(3,206)	$167,874

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2018

All other bonds	$3,515,896	$(129,968)	$3,385,928	$1,257,377	$(70,039)	$1,187,338

Loaned-backed and structured bonds	247,597	(3,202)	244,395	612,022	(19,121)	592,901

Total	$3,763,493	$(133,170)	$3,630,323	$1,869,399	$(89,160)	$1,780,239

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2019		December 31, 2018
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$243,067	$244,229	$351,013	$349,183

Due after one year through five years	1,649,573	1,694,958	1,580,412	1,570,630

Due after five years through ten years	2,695,680	2,846,523	2,397,408	2,325,486

Due after ten years	2,821,641	3,193,633	2,466,088	2,438,623

Subtotal	7,409,961	7,979,343	6,794,921	6,683,922

Residential mortgage-backed securities	627,772	636,009	546,529	538,852

Commercial mortgage-backed securities	240,080	248,272	180,437	175,747

Asset-backed securities	388,320	395,202	391,285	388,002

Subtotal	1,256,172	1,279,483	1,118,251	1,102,601

Total	$8,666,133	$9,258,826	$7,913,172	$7,786,523

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2019		2018

NAIC 1 and 2	$8,641,404	99.7%	$7,865,511	99.4%

NAIC 3 through 6	24,729	0.3	47,661	0.6

Total	$8,666,133	100.0%	$7,913,172	100.0%

B-82	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2019	2018

Finance and financial services	20.1%	18.1%

Manufacturing	17.3%	19.5%

Public utilities	12.7%	12.2%

Residential mortgage-backed securities	7.2%	6.9%

Oil and gas	6.1%	6.3%

Real estate investment trusts	5.8%	5.1%

Services	5.3%	5.3%

Transportation	4.8%	5.8%

Asset-backed securities	4.5%	4.9%

Communications	3.6%	3.3%

Revenue and special obligations	3.4%	3.4%

Commercial mortgage-backed securities	2.8%	2.3%

Retail & wholesale trade	2.6%	2.8%

U.S. governments	2.5%	2.7%

Other governments	0.8%	0.8%

Mining	0.5%	0.6%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2019 and 2018, the Company did not recognize any OTTI on loan-backed or structured securities where it had the intent to sell, lacked the ability to retain the security for a period of time sufficient to recover the amortized cost basis, or where the present value of the cash flows expected to be collected was less than the amortized cost basis.

Note 4—subsidiary, controlled and affiliated entities

The Company has no investments in subsidiary, controlled or affiliated entities (“SCA”) as of December 31, 2019 and 2018.

During 2018, the Company’s sole operating subsidiary, TIAA-CREF Life Insurance Agency, LLC (“Agency”) was transferred to a subsidiary of TIAA.

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2019	2018	2017

Bonds	$313,669	$281,016	$244,244

Other long-term investments	340	555	388

Cash, cash equivalents and short-term investments	1,167	879	446

Contract loans	1,700	1,327	1,103

Total gross investment income	316,876	283,777	246,181

Investment expenses	(12,069)	(14,906)	(5,750)

Net investment income before amortization/(accretion) of IMR	304,807	268,871	240,431

Amortization/(accretion) of IMR	1,301	1,139	(36)

Net investment income	$306,108	$270,010	$240,395

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2019	2018	2017

Bonds	$(279)	$(1,883)	$16,892

Stocks	—	—	346

Other long-term investments	—	—	478

Cash, cash equivalent and short-term investments	1	—	(1)

Total before capital gain (loss) tax and transfers to IMR, net of taxes	(278)	(1,883)	17,715

Transfers to IMR, net of taxes	(6,292)	1,488	(11,268)

Capital gain/loss tax benefit (expense)	(2,801)	1,214	(4,547)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(9,371)	$819	$1,900

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2019	2018	2017

Other-than-temporary impairments:

Bonds	$9,477	$5,868	$—

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2019	2018	2017

Proceeds from sales	$219,451	$129,264	$171,380

Gross gains on sales	$5,466	$4,752	$16,648

Gross losses on sales	$1,362	$839	$1,699

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest

B-84	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2019 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$9,258,826	$8,666,133	$—	$9,243,691	$15,135

Preferred stock	5,149	183	5,149	—	—

Other long-term investments	5,847	4,689	—	5,847	—

Separate account assets	4,028,918	4,022,073	3,596,767	432,151	—

Contract loans	39,827	39,827	—	—	39,827

Cash, cash equivalent & short term investments	279,385	279,379	25,834	253,551	—

Total	$13,617,952	$13,012,284	$3,627,750	$9,935,240	$54,962

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$4,541,418	$4,541,418	$—	$—	$4,541,418

Separate account liabilities	4,009,171	4,009,171	—	—	4,009,171

Total	$8,550,589	$8,550,589	$—	$—	$8,550,589

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2018 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$7,786,523	$7,913,172	$—	$7,774,091	$12,432

Preferred stock	3,006	183	3,006	—	—

Other long-term investments	5,573	4,707	—	5,573	—

Separate account assets	4,982,552	5,016,425	2,852,457	2,130,095	—

Contract loans	33,771	33,771	—	—	33,771

Cash, cash equivalent & short term investments	171,747	171,753	2,775	168,972	—

Total	$12,983,172	$13,140,011	$2,858,238	$10,078,731	$46,203

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$4,104,701	$4,104,701	$—	$—	$4,104,701

Separate account liabilities	5,001,547	5,001,547	—	—	5,001,547

Total	$9,106,248	$9,106,248	$—	$—	$9,106,248

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2019 and 2018. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Other long-term investments in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash equivalents in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2019
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$3,594,183	$31,909	$—	$3,626,092

Total assets at fair value	$3,594,183	$31,909	$—	$3,626,092

Total liabilities at fair value	$—	$—	$—	$—

B-86	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2018
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$2,840,318	$44,596	$—	$2,884,914

Total assets at fair value	$2,840,318	$44,596	$—	$2,884,914

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2019 and 2018, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (in thousands):

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,112	$—	$—	$—	$8,112	$8,174	$(62)	$—	$8,112	0.061%	0.062%

	2018
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,174	$—	$—	$—	$8,174	$8,237	$(63)	$—	$8,174	0.061%	0.062%

Note 8—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$1,544	$1,595	$1,236	$1,307

Ordinary renewal	20,533	56,753	19,776	55,785

Total	$22,077	$58,348	$21,012	$57,092

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 9—Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2019, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, group life and group annuity.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) and Stable Value Separate Account-3 (“SVSA-3”) were established on May 14, 2012 and November 13, 2013, respectively, as non-unitized guaranteed separate accounts that support book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of these accounts are carried at amortized cost.

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

The contracts backed by the SVSA-1 were terminated effective September 17, 2019. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed as of October 8, 2019.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TC Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TC Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TC Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TC Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TC Life SVSA-1	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

TC Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

B-88	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2019		2018
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TC Life VLI-1	$304,014	$—	$214,473	$—

TC Life VLI-2	204,996	—	152,160	—

TC Life VA-1	3,084,145	—	2,472,722	—

TC Life MVA-1	—	32,936	—	45,559

TC Life SVSA-1	—	—	1,263,182	—

TC Life SVSA-3	395,982	—	868,329	—

Total	$3,989,137	$32,936	$4,970,866	$45,559

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2019 and 2018, the General Account of the Company has a maximum guarantee for separate account liabilities of $1,064 and $12,001 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,623	$—	$371,445	$373,068

Reserves

For accounts with assets at:

Fair value	$21,367	$—	$3,587,488	$3,608,855

Amortized cost	388,268	—	—	388,268

Total reserves	$409,635	$—	$3,587,488	$3,997,123

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$21,247	$—	$—	$21,247

At fair value	388,268	—	3,587,488	3,975,756

Not subject to discretionary withdrawal	120	—	—	120

Total reserves	$409,635	$—	$3,587,488	$3,997,123

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,582	$—	$414,636	$416,218

Reserves

For accounts with assets at:

Fair value	$19,302	$16,557	$2,834,612	$2,870,471

Amortized cost	2,105,121	—	—	2,105,121

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,802	$16,557	$—	$35,359

At fair value	2,105,121	—	2,834,612	4,939,733

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$345	$—	$389,564	$389,909

Reserves

For accounts with assets at:

Fair value	$20,613	$16,235	$2,835,900	$2,872,748

Amortized cost	2,131,339	—	—	$2,131,339

Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$19,513	$16,235	$—	$35,748

At fair value	2,131,339	—	2,835,900	4,967,239

Not subject to discretionary withdrawal	1,100	—	—	1,100

Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2019	2018	2017

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$369,654	$420,769	$399,875

Transfers from separate accounts	(229,333)	(206,366)	(157,965)

Net transfers to separate accounts	140,321	214,403	241,910

Reconciling adjustments:

Fund transfer exchange gain (loss)	(108)	(69)	(229)

Transfers as reported in the Company’s Statements of Operations	$140,213	$214,334	$241,681

Note 10—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2019	2018	2017

Payments to TIAA

Operating expenses	$117,015	$114,861	$100,267

Investment expenses	11,755	14,490	5,657

Total	$128,770	$129,351	$105,924

TAL also provides investment advisory services and other administrative services for all of the Company’s insurance separate accounts, including guaranteed investment contract (“GIC”) separate accounts, in accordance with an Investment Management Agreement.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2019	2018	2017

Payments to TAL	$2,251	$3,198	$4,193

Nuveen Securities, LLC (“NS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2019	2018	2017

Payments to NS and Services	$15,974	$16,834	$12,600

B-90	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2019	2018	2017

Payments to TFI	$12,880	$13,395	$11,750

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. TIAA contributed $220,000 thousand and $100,000 thousand in capital to the Company during 2019 and 2018, respectively.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 6, 2020. As of December 31, 2019, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

At December 31, 2019 or 2018, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2019	2018

Amounts due to Parent and affiliates	$22,383	$18,528

Note 11—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2019 or December 31, 2018.

The components of net deferred tax assets and deferred tax liabilities at December 31, are as follows (in thousands):

	12/31/2019			12/31/2018			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$97,920	$3,543	$101,463	$50,641	$3,229	$53,870	$47,279	$314	$47,593

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	97,920	3,543	101,463	50,641	3,229	53,870	47,279	314	47,593

d) Deferred tax assets non-admitted	76,165	3,498	79,663	28,316	2,842	31,158	47,849	656	48,505

e) Subtotal net admitted deferred tax asset (c-d)	21,755	45	21,800	22,325	387	22,712	(570)	(342)	(912)

f) Deferred tax liabilities	4,211	45	4,256	5,894	45	5,939	(1,683)	—	(1,683)

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,544	$—	$17,544	$16,431	$342	$16,773	$1,113	$(342)	$771

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	12/31/2019			12/31/2018			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$342	$342	$—	$(342)	$(342)

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	17,544	—	17,544	16,431	—	16,431	1,113	—	1,113

1. Adjusted gross DTA expected to be realized following the balance sheet date	17,544	—	17,544	16,431	—	16,431	1,113	—	1,113

2. Adjusted gross DTA allowed per limitation threshold	XX	XX	73,949	XX	XX	72,616	XX	XX	1,333

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	4,211	45	4,256	5,894	45	5,939	(1,683)	—	(1,683)

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$21,755	$45	$21,800	$22,325	$387	$22,712	$(570)	$(342)	$(912)

	2019	2018

(a) Ratio percentage used to determine recovery period and threshold limitation amount	892%	786%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$492,993	$484,851

	12/31/2019		12/31/2018		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$97,920	$3,543	$50,641	$3,229	$47,279	$314

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$21,755	$45	$22,325	$387	$(570)	$(342)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax-planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2019	2018	2017

Current Income Tax:

Federal income tax expense	$4,899	$2,301	$9,481

Foreign taxes	—	—	—

Subtotal	$4,899	$2,301	$9,481

Federal income taxes expense/(benefit) on net capital gains/(losses)	2,801	(1,214)	4,547

Other	(1,246)	63	1,426

Federal and foreign income tax expense	$6,454	$1,150	$15,454

B-92	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	12/31/2019	12/31/2018	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$53,451	$10,260	$43,191

Deferred acquisition costs	42,435	38,959	3,476

Receivables—non-admitted	1	6	(5)

Other (including items < 5% of total ordinary tax assets)	2,033	1,416	617

Subtotal	$97,920	$50,641	$47,279

Non-admitted	76,165	28,316	47,849

Admitted ordinary deferred tax assets	$21,755	$22,325	$(570)

Capital:

Investments	$3,543	$3,229	$314

Net capital loss carry-forward	—	—	—

Subtotal	$3,543	$3,229	$314

Statutory valuation allowance adjustment	—	—	—

Non-admitted	3,498	2,842	656

Admitted capital deferred tax assets	45	387	(342)

Admitted deferred tax assets	$21,800	$22,712	$(912)

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$4,077	$5,709	$(1,632)

Other (including items<5% of total ordinary tax liabilities)	134	185	(51)

Subtotal	$4,211	$5,894	$(1,683)

Capital:

Investments	45	45	—

Deferred tax liabilities	$4,256	$5,939	$(1,683)

Net Admitted Deferred Tax Assets/Liabilities	$17,544	$16,773	$771

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2019, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(40,958)	21.00%

Dividends received deduction	(1,162)	0.58%

SAGIC—ordinary income & capital gains	727	(0.37)%

Amortization of interest maintenance reserve	(273)	0.14%

Tax-exempt interest	(74)	0.04%

Liability for unauthorized reinsurance	(331)	0.17%

Prior year true-up	(758)	0.39%

Nonadmitted assets and other permanent differences	7	—%

Total	$(42,822)	21.95%

Federal and foreign income tax incurred—ordinary	$3,653	(1.87)%

Federal and foreign income tax incurred—capital	2,801	(1.44)%

Change in net deferred income tax charge (benefit)	(49,276)	25.26%

Total statutory income taxes	$(42,822)	21.95%

At December 31, 2019, the Company had no net operating loss carry forwards or capital loss carry forwards.

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31, 2017 are disallowed. Therefore, ordinary income tax paid in years 2017 and prior may not be recouped in the event of future net losses.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2017	$—	$4,351	$4,351

2018	—	—	—

2019	—	2,801	2,801

Total	$—	$7,152	$7,152

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) EverTrade Direct Brokerage, Inc.

7) GreenWood Resources, Inc.

8) JWL Properties, Inc.

9) MyVest Corporation

10) ND Properties, Inc.

11) NIS/R&T, Inc.*

12) Nuveen Holdings, Inc.*

13) Nuveen Holdings 1, Inc.*

14) Nuveen Investments, Inc.*

15) Nuveen Investments Holdings, Inc.*

16) Nuveen Securities, LLC*

17) Oleum Holding Company, Inc.

18) T-C Europe Holding, Inc.

19) T-C SP, Inc.

20) T-Investment Properties Corp.

21) Teachers Insurance and Annuity Association of America

22) Teachers Personal Investors Services, Inc.

23) Terra Land Company

24) TIAA Board of Overseers

25) TIAA-CREF Tuition Financing, Inc.

26) TIAA Commerical Finance, Inc.

27) TIAA FSB Holdings, Inc.

28) TIAA, FSB

29) Tygris Asset Finance, Inc.

30) Tygris Commercial Finance Group, Inc.

31) Westchester Group Asset Management, Inc.

32) Westchester Group Farm Management, Inc.

33) Westchester Group Investment Management Holding Company, Inc.

34) Westchester Group Investment Management, Inc.

35) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate

B-94	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2014 through 2018 are open to examination by the Internal Revenue Service (“IRS”).

As of December 31, 2019, the Company had no repatriation tax liability.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and maintains additional reserves of $225,000 thousand and $0 thousand for 2019 and 2018, respectively. The reserve change in 2019 is due to additional reserves established as a result of year-end 2019 asset adequacy analysis. During 2019, the NYDFS included certain requirements for asset adequacy analysis, which included the removal of profits from reinsurance agreements from cash flow testing analysis, which were a driver of the additional reserve amounts.

The Company also maintains excess reserves based on AG43 analysis at the level of $217 thousand and $16,500 thousand for 2019 and 2018, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands). For the years ended December 31, 2019 and 2018, the Company did not have any Group Annuity reserves.

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$21,247	$—	$21,247	0.5%

At fair value	—	—	3,050,821	3,050,821	70.9%

Total with market value adjustment or at fair value	$—	$21,247	$3,050,821	$3,072,068	71.4%

At book value without adjustment (minimal or no charge or adjustment)	1,126,620	—	—	1,126,620	26.1%

Not subject to discretionary withdrawal	105,769	—	—	105,769	2.5%

Total (direct + assumed)	$1,232,389	$21,247	$3,050,821	$4,304,457	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,232,389	$21,247	$3,050,821	$4,304,457

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$35,359	$—	$35,359	0.9%

At fair value	—	—	2,452,768	2,452,768	64.8%

Total with market value adjustment or at fair value	$—	$35,359	$2,452,768	$2,488,127	65.7%

At book value without adjustment (minimal or no charge or adjustment)	1,197,476	—	—	1,197,476	31.7%

Not subject to discretionary withdrawal	97,698	—	—	97,698	2.6%

Total (direct + assumed)	$1,295,174	$35,359	$2,452,768	$3,783,301	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,295,174	$35,359	$2,452,768	$3,783,301

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$388,268	$33,452	$421,720	8.5%

At book value without adjustment (minimal or no charge or adjustment)	4,424,330	—	—	4,424,330	89.1%

Not subject to discretionary withdrawal	117,088	—	—	117,088	2.4%

Total (direct + assumed)	$4,541,418	$388,268	$33,452	$4,963,138	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$4,541,418	$388,268	$33,452	$4,963,138

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$2,105,121	$20,960	$2,126,081	34.1%

At book value without adjustment (minimal or no charge or adjustment)	4,006,073	—	—	4,006,073	64.3%

Not subject to discretionary withdrawal	98,628	—	—	98,628	1.6%

Total (direct + assumed)	$4,104,701	$2,105,121	$20,960	$6,230,782	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$4,104,701	$2,105,121	$20,960	$6,230,782

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2019
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,936,539	$1,936,619	$1,947,429	$—	$—	$—

Variable Universal Life	343,668	338,470	350,628	509,114	503,216	503,216

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	625,381	—	—	—

Disability—Active Lives	—	—	10,980	—	—	—

Disability—Disabled Lives	—	—	1,746	—	—	—

Miscellaneous Reserves	—	—	250,812	—	—	—

Total (direct + assumed)	$2,280,207	$2,275,089	$3,186,976	$509,114	$503,216	$503,216

Reinsurance Ceded	—	—	486,781	—	—	—

Total (net)	$2,280,207	$2,275,089	$2,700,195	$509,114	$503,216	$503,216

B-96	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2018
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,730,953	$1,730,992	$1,739,164	$—	$—	$—

Variable Universal Life	320,141	314,379	326,898	366,693	360,884	360,884

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	606,142	—	—	—

Disability—Active Lives	—	—	10,175	—	—	—

Disability—Disabled Lives	—	—	1,672	—	—	—

Miscellaneous Reserves	—	—	15,708	—	—	—

Total (direct + assumed)	$2,051,094	$2,045,371	$2,699,759	$366,693	$360,884	$360,884

Reinsurance Ceded	—	—	479,229	—	—	—

Total (net)	$2,051,094	$2,045,371	$2,220,530	$366,693	$360,884	$360,884

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at base valuation assumptions.
Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2019 or 2018. The Company has $44,684,134 thousand and $43,431,076 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2019 and 2018, respectively. Premium deficiency reserves related to the above insurance total $10,648 thousand and $5,975 thousand at December 31, 2019 and 2018, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2019	2018	2017

Direct premiums	$730,552	$801,098	$857,163

Ceded premiums	(103,459)	(108,663)	(120,750)

Net premiums	$627,093	$692,435	$736,413

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2019	2018	2017

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$103,459	$108,663	$120,750

Policy and contract benefits	55,040	51,237	52,488

Increase in policy and contract reserves	14,788	5,395	30,359

Reserves for life and health, annuities and deposit-type contracts	617,187	599,519	591,440

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2019	2018	2017

Change in net unrealized capital gains (losses)	$—	$(202)	$(574)

Change in asset valuation reserve	(195)	(5,570)	(6,090)

Change in net deferred federal income tax	49,276	4,947	(26,980)

Change in non-admitted assets	(47,648)	(5,499)	21,196

Change in liability for reinsurance of unauthorized companies	(1,575)	10,648	(10,828)

Change in surplus of separate accounts	(2,422)	(349)	(4,094)

Surplus paid in	220,000	100,000	—

As of December 31, 2019 and 2018, there was no portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company did not pay dividends to its shareholder for the years ended December 31, 2019 and 2018.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 16—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2020, the date the financial statements were available to be issued.

The contract backed by the Stable Value Separate Account-3 was terminated effective February 5, 2020. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed in March 2020.

As of March 11, 2020, sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 (“Coronavirus”).

B-98	Statement of Additional Information ∎ TC Life Insurance Company Financials

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-99

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2020

B-100	Statement of Additional Information ∎ Single Premium Immediate Annuities

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2019	2018

ADMITTED ASSETS

Bonds	$189,018	$187,325

Preferred stocks	415	245

Common stocks	5,657	5,899

Mortgage loans	32,441	29,959

Real estate	3,686	2,152

Cash, cash equivalents and short-term investments	902	598

Contract loans	1,803	1,890

Derivatives	794	968

Securities lending collateral assets	363	562

Other long-term investments	31,600	30,413

Investment income due and accrued	1,823	1,802

Net deferred federal income tax asset	2,406	2,402

Other assets	860	782

Separate account assets	43,827	38,289

Total admitted assets	$315,595	$303,286

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$217,761	$213,138

Dividends due to policyholders	1,896	1,885

Interest maintenance reserve	2,090	2,149

Federal income taxes payable to affiliates	14	45

Asset valuation reserve	6,323	5,260

Derivatives	198	164

Payable for collateral for securities loaned	363	562

Other liabilities	4,313	3,712

Separate account liabilities	43,765	38,245

Total liabilities	276,723	265,160

Capital and contingency reserves

Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	5,041	5,041

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	33,828	33,082

Total capital and contingency reserves	38,872	38,126

Total liabilities, capital and contingency reserves	$315,595	$303,286

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-101

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2019	2018	2017

REVENUES

Insurance and annuity premiums and other considerations	$16,003	$16,220	$16,644

Annuity dividend additions	1,520	1,761	1,503

Net investment income	12,324	12,550	11,875

Other revenue	458	379	371

Total revenues	$30,305	$30,910	$30,393

BENEFITS AND EXPENSES

Policy and contract benefits	$17,803	$17,694	$16,206

Dividends to policyholders	3,267	3,526	3,212

Increase in policy and contract reserves	4,117	5,279	6,115

Net operating expenses	2,003	1,882	2,123

Net transfers to separate accounts	1,158	442	1,123

Total benefits and expenses	$28,348	$28,823	$28,779

Income before federal income taxes and net realized capital gains (losses)	$1,957	$2,087	$1,614

Federal income tax expense (benefit)	17	(23)	(4)

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(322)	(657)	(598)

Net income	$1,618	$1,453	$1,020

B-102	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

Net income	—	—	1,020	1,020

Change in net unrealized capital gains on investments	—	—	1,070	1,070

Change in asset valuation reserve	—	—	(1,221)	(1,221)

Change in net deferred income tax	—	—	(4,554)	(4,554)

Change in post-retirement benefit liability	—	—	(5)	(5)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	3,310	3,310

Other assets	—	—	92	92

Issuance of surplus notes	—	1,041	—	1,041

Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

Net income	—	—	1,453	1,453

Change in net unrealized capital gains on investments	—	—	(359)	(359)

Change in asset valuation reserve	—	—	128	128

Change in net deferred income tax	—	—	(147)	(147)

Change in post-retirement benefit liability	—	—	7	7

Change in non-admitted assets:

Deferred federal income tax asset	—	—	585	585

Other assets	—	—	123	123

Balance, December 31, 2018	$3	$5,041	$33,082	$38,126

Net income	—	—	1,618	1,618

Change in net unrealized capital gains on investments	—	—	118	118

Change in asset valuation reserve	—	—	(1,063)	(1,063)

Change in net deferred income tax	—	—	(284)	(284)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	288	288

Other assets	—	—	77	77

Balance, December 31, 2019	$3	$5,041	$33,828	$38,872

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-103

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2019	2018	2017

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$16,008	$16,225	$16,650

Net investment income	11,669	11,756	11,301

Miscellaneous income	440	365	361

Total receipts	28,117	28,346	28,312

Policy and contract benefits	17,763	17,633	16,128

Operating expenses	1,981	1,865	1,729

Dividends paid to policyholders	1,737	1,764	1,756

Federal income tax expense (benefit)	49	(63)	(16)

Net transfers to separate accounts	1,158	442	1,127

Total disbursements	22,688	21,641	20,724

Net cash from operations	5,429	6,705	7,588

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	17,608	17,950	27,267

Stocks	2,097	1,891	1,298

Mortgage loans and real estate	2,479	2,880	1,464

Other invested assets	1,976	2,368	2,213

Miscellaneous proceeds	611	1,182	52

Cost of investments acquired:

Bonds	18,624	19,838	25,622

Stocks	2,232	1,716	3,489

Mortgage loans and real estate	6,368	6,482	6,684

Other invested assets	3,041	4,483	3,923

Miscellaneous applications	71	513	1,076

Net cash used in investments	(5,565)	(6,761)	(8,500)

CASH FROM FINANCING AND OTHER

Proceeds from issuance of surplus notes	—	—	1,994

Extinguishment of surplus notes	—	—	(950)

Premium paid on extinguishment of surplus notes	—	—	(373)

Net deposits on deposit-type contracts funds	465	15	24

Other cash provided (applied)	(25)	(1)	252

Net cash from financing and other	440	14	947

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	304	(42)	35

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	598	640	605

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$902	$598	$640

B-104	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2019	2018	2017

Net income, New York SAP			$1,618	$1,453	$1,020

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	—	1

Net income (loss), NAIC SAP			$1,617	$1,453	$1,021

Capital and surplus, New York SAP			$38,872	$38,126	$36,336

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	21	22	22

Capital and surplus, NAIC SAP			$38,893	$38,148	$36,358

The Company’s risk based capital as of December 31, 2019 and 2018 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The Asset Valuation Reserve (“AVR”) is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

B-106	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange traded funds (“ETFs”) identified as qualifying for bond treatment are stated at fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-107

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in Other Long-term Investments. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held Real Estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying GAAP or International Financial Reporting Standards as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in non-insurance SCA entities are stated at the value of their underlying audited equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

B-108	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to Interest Maintenance Reserve (“IMR”) or Asset Valuation Reserve (“AVR”) treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2019	2018	Change

Net deferred federal income tax asset	$2,847	$3,135	$(288)

Furniture and electronic data processing equipment	363	430	(67)

Other long-term investments	157	167	(10)

Other	167	167	—

Total	$3,534	$3,899	$(365)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-109

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2019	2018

EDP equipment and computer software	$1,834	$1,691

Furniture and equipment and leasehold improvements	$116	$117

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not

B-110	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2019	2018	2017

Exchange/transfer/conversion/distribution of invested assets	$3,493	$3,403	$5,003

Annuity dividend additions	$1,520	$1,761	$1,503

Capitalized interest	$393	$397	$351

Interest credited on deposit-type contracts	$30	$28	$28

Application of new accounting pronouncements:

Principle based reserves

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (“SSAP”) No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. The NYDFS has adopted these revisions. TIAA has been granted an exemption from PBR by the NYDFS, for life insurance policies issued in 2020. Under PBR, for new life insurance policies issued after implementation, TIAA will be required to hold the higher of (a) the reserves for life using prescribed factors or (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. Currently TIAA uses formulas and assumptions to determine reserves as prescribed by New York laws and regulations. The Company does not anticipate a material impact on surplus as a result of this adoption.

Goodwill

In December 2019, the NAIC adopted revisions to SSAP No. 68, Business Combinations and Goodwill (“SSAP 68”), which clarifies that goodwill resulting from the acquisition of a SCA entity by the insurance reporting entity is subject to the 10% admittance limit based on the insurer’s capital and surplus. The adoption of this guidance did not have a material impact on surplus.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$30,259	$4,092	$(10)	$34,341

All other governments	4,912	530	(11)	5,431

States, territories and possessions	730	112	—	842

Political subdivisions of states, territories, and possessions	641	64	(1)	704

Special revenue and special assessment, non-guaranteed agencies and government	19,424	1,702	(5)	21,121

Credit tenant loans	10,482	1,065	(7)	11,540

Industrial and miscellaneous	116,207	10,190	(155)	126,242

Hybrids	385	87	(5)	467

Parent, subsidiaries and affiliates	696	—	(1)	695

Bank loans	5,282	53	(84)	5,251

Total	$189,018	$17,895	$(279)	$206,634

	2018
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$31,179	$2,224	$(147)	$33,256

All other governments	5,342	232	(111)	5,463

States, territories and possessions	654	51	(6)	699

Political subdivisions of states, territories, and possessions	1,054	49	(9)	1,094

Special revenue and special assessment, non-guaranteed agencies and government	18,478	765	(133)	19,110

Credit tenant loans	9,922	351	(217)	10,056

Industrial and miscellaneous	114,059	3,428	(2,907)	114,580

Hybrids	306	35	(9)	332

Parent, subsidiaries and affiliates	757	—	(29)	728

Bank loans	5,574	27	(217)	5,384

Total	$187,325	$7,162	$(3,785)	$190,702

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

B-112	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2019

Loan-backed and structured bonds	$1,427	$(17)	$1,410	$1,168	$(74)	$1,094

All other bonds	3,065	(66)	2,998	3,964	(179)	3,785

Total bonds	$4,492	$(83)	$4,408	$5,132	$(253)	$4,879

Unaffiliated common stocks	69	(9)	60	5	(2)	3

Preferred stocks	30	(2)	28	—	—	—

Total bonds and stocks	$4,591	$(94)	$4,496	$5,137	$(255)	$4,882

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2018

Loan-backed and structured bonds	$11,922	$(276)	$11,646	$9,721	$(423)	$9,298

All other bonds	54,512	(2,057)	52,455	13,065	(1,064)	12,001

Total bonds	$66,434	$(2,333)	$64,101	$22,786	$(1,487)	$21,299

Unaffiliated common stocks	349	(40)	309	42	(3)	39

Preferred stocks	9	(1)	8	—	—	—

Total bonds and stocks	$66,792	$(2,374)	$64,418	$22,828	$(1,490)	$21,338

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2019		December 31, 2018
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$3,254	$3,287	$2,575	$2,600

Due after one year through five years	29,150	30,359	27,520	27,601

Due after five years through ten years	34,615	37,110	37,358	36,622

Due after ten years	62,186	71,614	60,826	63,202

Subtotal	129,205	142,370	128,279	130,025

Residential mortgage-backed securities	28,193	30,610	29,468	30,926

Commercial mortgage-backed securities	10,320	10,722	10,407	10,285

Asset-backed securities	20,251	21,883	18,541	18,836

Exchange-traded funds	1,049	1,049	630	630

Subtotal	59,813	64,264	59,046	60,677

Total	$189,018	$206,634	$187,325	$190,702

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2019	2018

Residential mortgage-backed securities	14.9%	15.7%

Asset-backed securities	10.7	9.9

Manufacturing	9.7	11.1

Public utilities	9.7	10.2

Finance and financial services	8.1	7.0

U.S. governments	7.9	8.1

Revenue and special obligations	7.2	6.4

Services	7.0	7.9

Other	7.0	5.3

Commercial mortgage-backed securities	5.5	5.6

Real estate investment trusts	3.9	3.4

Oil and gas	3.6	4.0

All other governments	2.6	2.8

Communications	2.2	2.6

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2019		2018

NAIC 1 and 2	$173,232	91.6%	$168,570	90.0%

NAIC 3 through 6	15,786	8.4	18,755	10.0

Total	$189,018	100.0%	$187,325	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2019 and 2018, the Company recognized OTTI on loan-backed and structured securities of $14 million and $26 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2019	2018

Carrying amount of bonds and stocks denominated in foreign currency	$4,386	$3,361

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$861	$757

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2019	2018

Commercial loans	$29,377	$26,274

Mezzanine loans	2,074	2,568

Residential loans	990	1,117

Total	$32,441	$29,959

B-114	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The maximum and minimum lending rates for mortgage loans originated or purchased during 2019 and 2018 are as follows:

	2019		2018
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	4.97%	1.70%	5.75%	2.83%

Mezzanine loans	9.50%	4.99%	6.71%	5.38%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2019 and 2018 are as follows:

	Maximum LTV
Loan Type	2019	2018

Commercial loans	69.4%	69.6%

Mezzanine loans	78.1%	73.7%

There were no residential mortgage loans originated or purchased during 2019 and 2018.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2019 and 2018 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios		Total	% of Total
2019	> 70%	< 70%

Debt service coverage ratios:

Greater than 1.20x	$3,459	$26,388	$29,847	94.6%

Less than 1.20x	624	1,013	1,637	5.2%

Construction	—	79	79	0.2%

Total	$4,083	$27,480	$31,563	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios		Total	% of Total
2018	> 70%	< 70%

Debt service coverage ratios:

Greater than 1.20x	$3,252	$23,928	$27,180	93.9%

Less than 1.20x	530	1,180	1,710	5.9%

Construction	31	21	52	0.2%

Total	$3,813	$25,129	$28,942	100.0%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

2019

Recorded investment

Current	$—	$—	$992	$—	$29,478	$2,084	$32,554

30-59 days past due	$—	$—	$2	$—	$—	$—	$2

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$—	$—	$—	$—	$—

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$6,071	$2,084	$8,155

2018

Recorded investment

Current	$—	$—	$1,116	$—	$26,363	$2,579	$30,058

30-59 days past due	$—	$—	$3	$—	$—	$—	$3

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$1	$—	$—	$—	$1

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$5,499	$2,579	$8,078

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2019	2018
	% of Total	% of Total

Office buildings	30.9%	32.0%

Shopping centers	24.0	26.3

Apartments	21.1	18.6

Industrial buildings	11.1	11.1

Other—commercial	9.8	8.3

Residential	3.1	3.7

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2019		2018
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

South Atlantic	18.9%	15.1%	22.5%	15.8%

Pacific	19.2	45.3	18.2	44.6

South Central	12.8	6.8	14.1	6.7

Middle Atlantic	17.3	15.4	15.8	15.0

North Central	10.4	2.7	9.8	3.0

New England	7.0	5.8	7.5	5.6

Other	14.4	8.9	12.1	9.3

Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

B-116	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2019	2018
	Carrying Value	Carrying Value

Due in one year or less	$635	$621

Due after one year through five years	5,569	6,405

Due after five years through ten years	18,163	17,299

Due after ten years	8,074	5,634

Total	$32,441	$29,959

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2019 or 2018.

Note 5—real estate

At December 31, 2019 and 2018, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $625 million of third party mortgage encumbrances as of December 31, 2019, and $44 million for December 31, 2018.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2019	2018
	% of Total	% of Total

Industrial buildings	65.0%	36.4%

Office buildings	15.8	28.9

Apartments	12.5	21.8

Retail	3.6	7.7

Mixed-use projects	2.2	3.9

Land under development	0.9	1.3

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2019	2018
	% of Total	% of Total

Pacific	37.3%	61.9%

South Atlantic	23.3	25.5

Mountain	14.4	—

South Central	10.4	3.8

North Central	7.8	1.7

Middle Atlantic	6.8	7.1

Total	100.0%	100.0%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2019	2018

Net carrying value of the SCA entities

Reported as common stock	$4,900	$5,008

Reported as other long-term investments	24,088	23,348

Total net carrying value	$28,988	$28,356

As of December 31, 2019 and 2018, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

		2019
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.		100%	$3,605	$3,605	$—

	2019
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	3/11/2019	$3,555	Y	N

		2018
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.		100%	$3,555	$3,555	$—

	2018
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	5/22/2018	$3,331	Y	N

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

B-118	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the Accounting Practices and Procedures (“AP&P”) Manual (in millions):

	2019
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$1	$6	$514	$520

*	Per AP&P Manual (without permitted or prescribed practices)

	2018
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$1	$1	$515	$516

*	Per AP&P Manual (without permitted or prescribed practices)

During 2019 and 2018, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held bonds of affiliates at December 31, 2019 and 2018 of $696 million and $757 million, respectively.

As of December 31, 2019 and 2018, the net amount due to SCA entities was $566 million and $457 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $798 million and $702 million as of December 31, 2019 and 2018, respectively.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $7,039 million and $6,741 million as of December 31, 2019 and 2018, respectively. Significant holdings as of December 31, are as follows (in millions):

	2019	2018
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$953	$938

TIAA Super Regional Mall Member Sub LLC	673	829

TIAA Infrastructure Investments, LLC	614	557

T-C MV Member LLC	420	453

Occator Agricultural Properties, LLC	417	470

T-C Europe, LP	411	416

T-C Lux Fund Holdings LLC	327	363

Actoil Colorado, LLC	296	137

730 Power Development, LLC	292	316

TGA APAC Fund Holdings, LLC	249	119

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2019	2018
Subsidiary	Carrying Value	Carrying Value

TIAA-Stonepeak Investments I, LLC	$235	$236

NGFF Holdco, LLC	232	—

TGA MKP Member LLC	202	157

T-C Waterford Blue Lagoon LLC	196	195

TIAA Wind Investments LLC	184	179

TIAA GTR Holdco LLC	171	168

Broadleaf Timberland Investments, LLC	101	102

730 Data Centers, LLC	92	108

Infra Alpha LLC	49	181

Other	925	817

Total	$7,039	$6,741

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments are (in millions):

	2019	2018

Affiliated other invested assets	$24,088	$23,348

Unaffiliated other invested assets	7,344	6,968

Receivables for securities and derivative collateral	168	97

Total other long-term investments	$31,600	$30,413

As of December 31, 2019 and 2018, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2019	2018

Real estate	$7,084	$6,523

Operating subsidiaries and affiliates	5,357	5,370

Investment subsidiaries	5,344	5,325

Agriculture and timber	4,346	4,228

Energy and infrastructure	1,957	1,902

Total affiliated other invested assets	$24,088	$23,348

Of the $5,357 million and $5,370 million of operating subsidiaries and affiliates as of December 31, 2019 and 2018,

$5,139 million and $5,203 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively. As of December 31, 2019 and 2018, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2019	2018	2017

OTTI	$182	$661	$454

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2019	2018

Other long-term investments denominated in foreign currency	$1,186	$1,277

B-120	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2019, is shown below by asset category (in millions):

	2020	In later years	Total Commitments

Bonds	$1,571	$210	$1,781

Stocks	100	38	138

Mortgage loans	357	—	357

Real estate	38	167	205

Other long-term investments	1,696	4,229	5,925

Total	$3,762	$4,644	$8,406

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2019	2018	2017

Bonds	$8,748	$8,738	$8,709

Stocks	159	79	43

Mortgage loans	1,407	1,268	1,055

Real estate	276	238	237

Derivatives	190	160	109

Other long-term investments	2,261	2,712	2,242

Cash, cash equivalents and short-term investments	9	8	9

Total gross investment income	13,050	13,203	12,404

Less investment expenses	(993)	(912)	(723)

Net investment income before amortization of IMR	12,057	12,291	11,681

Plus amortization of IMR	267	259	194

Net investment income	$12,324	$12,550	$11,875

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2019	2018	2017

Bonds	$34	$129	$632

Stocks	(185)	102	(116)

Mortgage loans	—	(65)	(8)

Real estate	112	22	67

Derivatives	132	58	(131)

Other long-term investments	(207)	(649)	(470)

Cash, cash equivalents and short-term investments	—	18	51

Total before capital gains taxes and transfers to IMR	(114)	(385)	25

Transfers to IMR	(208)	(272)	(623)

Net realized capital losses less capital gains taxes, after transfers to IMR	$(322)	$(657)	$(598)

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2019	2018	2017

Other-than-temporary impairments:

Bonds	$212	$126	$66

Stocks	236	72	311

Mortgage Loans	—	55	—

Other long-term investments	182	661	454

Total	$630	$914	$831

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2019	2018	2017

Proceeds from sales	$6,757	$6,831	$13,664

Gross gains on sales	$250	$307	$745

Gross losses on sales	$75	$79	$122

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

B-122	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets was $312 million and total unfunded commitments was $337 million at December 31, 2019. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2019 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$206,635	$189,018	$1,049	$198,586	$7,000	$—

Common stock	757	757	509	—	248	—

Preferred stock	522	415	47	71	404	—

Mortgage loans	33,338	32,441	—	—	33,338	—

Derivatives	931	794	—	401	530	—

Other invested assets	96	76	—	96	—	—

Contract loans	1,803	1,803	—	—	1,803	—

Separate account assets	43,884	43,827	15,246	5,869	22,457	312

Cash, cash equivalents & short term investments	902	902	355	547	—	—

Total	$288,868	$270,033	$17,206	$205,570	$65,780	$312

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$1,600	$1,600	$—	$—	$1,600	$—

Separate account liabilities	43,765	43,765	—	—	43,765	—

Derivatives	192	198	—	192	—	—

Total	$45,557	$45,563	$—	$192	$45,365	$—

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2018 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$190,702	$187,325	$630	$184,668	$5,404	$—

Common stock	891	891	696	—	195	—

Preferred stock	309	245	28	19	262	—

Mortgage loans	29,276	29,959	—	—	29,276	—

Derivatives	931	968	—	518	413	—

Other invested assets	89	76	—	89	—	—

Contract loans	1,890	1,890	—	—	1,890	—

Separate account assets	38,260	38,289	12,298	5,295	20,491	176

Cash, cash equivalents & short term investments	597	598	117	480	—	—

Total	$262,945	$260,241	$13,769	$191,069	$57,931	$176

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$1,105	$1,105	$—	$—	$1,105	$—

Separate account liabilities	38,245	38,245	—	—	38,245	—

Derivatives	168	164	—	168	—	—

Total	$39,518	$39,514	$—	$168	$39,350	$—

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2019 and 2018. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds.

Cash equivalents included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 20 - FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

B-124	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which is determined to be fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,393	$—	$—	$1,393

Industrial and miscellaneous	1,049	158	49	—	1,256

Total bonds	$1,049	$1,551	$49	$—	$2,649

Common stock

Industrial and miscellaneous	$509	$—	$248	$—	$757

Total common stocks	$509	$—	$248	$—	$757

Preferred stock	$—	$—	$28	$—	$28

Total preferred stocks	$—	$—	$28	$—	$28

Derivatives

Interest rate contracts	$—	$12	$—	$—	$12

Foreign exchange contracts	—	396	—	—	396

Total derivatives	$—	$408	$—	$—	$408

Separate accounts assets	$15,227	$4,158	$22,457	$312	$42,154

Total assets at fair value	$16,785	$6,117	$22,782	$312	$45,996

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$164	$—	$—	$164

Credit default swaps	—	3	—	—	3

Total liabilities at fair value	$—	$167	$—	$—	$167

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,174	$—	$—	$1,174

Industrial and miscellaneous	630	176	100	—	906

Total bonds	$630	$1,350	$100	$—	$2,080

Common stock

Industrial and miscellaneous	$696	$—	$195	$—	$891

Total common stocks	$696	$—	$195	$—	$891

Preferred stock	$—	$—	$4	$—	$4

Total preferred stocks	$—	$—	$4	$—	$4

Derivatives

Interest rate contracts	$—	$4	$—	$—	$4

Foreign exchange contracts	—	473	—	—	473

Total derivatives	$—	$477	$—	$—	$477

Separate accounts assets	$12,288	$4,089	$20,491	$176	$37,044

Total assets at fair value	$13,614	$5,916	$20,790	$176	$40,496

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$152	$—	$—	$152

Credit default swaps	—	3	—	—	3

Total liabilities at fair value	$—	$155	$—	$—	$155

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2019 (in millions):

	Beginning Balance at 1/1/2019	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019

Bonds	$100	$41	[a]	$(45)[b]	(23)	$7	$16	$2	$(46)	$(3)	$49

Common stock	195	—		—	(9)	10	1,652	—	(1,600)	—	248

Preferred stock	4	12	[c]	(18)[d]	—	—	30	—	—	—	28

Separate account assets	20,491	—		—	155	160	3,024	—	(1,757)	384	22,457

Total	$20,790	$53		$(63)	$123	$177	$4,722	$2	$(3,403)	$381	$22,782

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.
[b]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[c]	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
[d]	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

B-126	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2018 (in millions):

	Beginning Balance at 1/1/2018	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2018

Bonds	$65	$75	[a]	$(38)[b]	$(8)	$7	$1	$(1)	$(1)	$100

Common stock	203	—		(9)[c]	33	(3)	1,039	(1,068)	—	195

Preferred stock	—	44	[d]	(40)[e]	—	—	—	—	—	4

Separate account assets	20,038	—		(176)[f]	55	451	2,214	(1,994)	(97)	20,491

Total	$20,306	$119		$(263)	$80	$455	$3,254	$(3,063)	$(98)	$20,790

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.
[b]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[c]	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.
[d]	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
[e]	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.
[f]	The Company elected the NAV practical expedient for certain separate account assets that have been transferred out of Level 3.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2019 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Fixed maturity securities:

ABS	$49	Discounted cash Flow	Discount rate	15.9%-17.0%	16.0%

Equity securities:

Common stock	$248	Market comparable	EBITDA multiple	7.9x-14.6x	11.7x

		Equity method	Book value multiple	1.0x	1.0x

		Market comparable	Credit analysis/market comparable	$15.96-$1,248.74	$489.63

Preferred stock	$28	Market comparable	EBITDA multiple	9.9x-11.8x	11.4x

Separate account assets:

Real estate properties and real estate joint ventures	$22,457

Office properties		Income approach—discounted cash flow	Discount rate	5.5%-8.5%	6.6%

			Terminal capitalization rate	4.0%-7.5%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	3.9%-7.0%	5.0%

Industrial properties		Income approach—discounted cash flow	Discount rate	5.3%-9.0%	6.7%

			Terminal capitalization rate	4.3%-8.1%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	3.9%-7.4%	4.9%

Residential properties		Income approach—discounted cash flow	Discount rate	5.3%-7.8%	6.4%

			Terminal capitalization rate	4.3%-6.8%	5.1%

		Income approach—direct capitalization	Overall capitalization rate	3.8%-6.0%	4.6%

Retail properties		Income approach—discounted cash flow	Discount rate	5.3%-11.7%	6.6%

			Terminal capitalization rate	4.8%-9.4%	5.4%

		Income approach—direct capitalization	Overall capitalization rate	3.3%-11.0%	4.9%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.0%-10.0%	10.0%

			Terminal capitalization rate	7.8%-7.8%	7.8%

		Income approach—direct capitalization	Overall capitalization rate	7.5%-7.5%	7.5%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(2,615)

Office and industrial properties			Loan to value ratio	31.6%–59.5%	46.3%

		Discounted cash flow	Equivalency rate	3.1%–4.3%	3.4%

			Loan to value ratio	31.6%–59.5%	46.3%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.5	1.3

Residential properties			Loan to value ratio	30.2%–69%	47.8%

		Discounted cash flow	Equivalency rate	3%–3.6%	3.3%

			Loan to value ratio	30.2%–69%	47.8%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.7	1.3

Retail properties			Loan to value ratio	33.3%–63.3%	41.1%

		Discounted cash flow	Equivalency rate	3.3%–4%	3.5%

			Loan to value ratio	33.3%–63.3%	41.1%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.5	1.3

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,572

Office, retail and storage properties		Discounted cash flow	Loan to value ratio	31.7%–81.5%	72.5%

			Equivalency rate	3.2%–8.4%	6.0%

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

B-128	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$363	$—	$32	$—	$395	$636	$(241)	$—	$395	0.12%	0.13%

FHLB capital stock	104	—	—	—	104	82	22	—	104	0.03%	0.03%

On deposit with states	17	—	—	—	17	17	—	—	17	0.01%	0.01%

Pledged as collateral to FHLB (including assets backing funding agreements)	449	—	—	—	449	—	449	—	449	0.14%	0.14%

Pledged as collateral not captured in other categories	35	—	—	—	35	26	9	—	35	0.01%	0.01%

Other restricted assets	99	—	25	—	124	224	(100)	—	124	0.04%	0.04%

Total restricted assets	$1,067	$—	$57	$—	$1,124	$985	$139	$—	$1,124	0.35%	0.36%

	2018
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$562	$—	$74	$—	$636	$732	$(96)	$—	$636	0.21%	0.21%

FHLB capital stock	82	—	—	—	82	81	1	—	82	0.03%	0.03%

On deposit with states	17	—	—	—	17	18	(1)	—	17	0.01%	0.01%

Pledged as collateral not captured in other categories	26	—	—	—	26	332	(306)	—	26	0.01%	0.01%

Other restricted assets	70	—	154	—	224	42	182	—	224	0.07%	0.07%

Total restricted assets	$757	$—	$228	$—	$985	$1,205	$(220)	$—	$985	0.33%	0.33%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2019
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$868	$868	0.32%	0.32%

Securities lending collateral assets	363	363	0.13%	0.13%

Total General Account Collateral Assets	$1,231	$1,231	0.45%	0.45%

Separate Account:

Securities lending collateral assets	$32	$32	0.07%	0.07%

Total Separate Account Collateral Assets	$32	$32	0.07%	0.07%

	2019
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$1,231	0.53%

Recognized Obligation to Return Collateral Asset (Separate Account)	$32	0.07%

	2018
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$756	$756	0.28%	0.29%

Securities lending collateral assets	562	562	0.21%	0.21%

Total General Account Collateral Assets	$1,318	$1,318	0.49%	0.50%

Separate Account:

Securities lending collateral assets	$74	$74	0.19%	0.19%

Total Separate Account Collateral Assets	$74	$74	0.19%	0.19%

	2018
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$1,318	0.58%

Recognized Obligation to Return Collateral Asset (Separate Account)	$74	0.19%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

B-130	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2019 and 2018, counterparties pledged $908 million and $800 million, respectively, of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2019 and 2018, the Company pledged the following collateral and margin to its counterparties (in millions):

	December 31,
	2019	2018

Cash collateral and margin	$20	$11

Securities collateral and margin	$5	$5

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2019, is $876 million.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2019 and 2018 were $30 million and $9 million, respectively, for which the Company posted collateral of $20 million and $9 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swaps: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swaps: The Company enters into asset swap contracts to hedge against inflation risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swaps: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Commodity Forward Contracts: The Company enters into forward contracts to sell crude oil at a specified price on a specified future date in order to economically hedge against the effect of fluctuations in crude oil prices on certain equity investments held in its investment portfolio. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2019		December 31, 2018		December 31, 2017
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap contract	$(19)	$(5)	$19	$(2)	$(21)	$6

Total qualifying hedge relationships	(19)	(5)	19	(2)	(21)	6

Non-qualifying hedge relationships

Commodity forwards	—	—	18	(24)	(18)	(40)

Foreign currency swaps	(17)	22	493	15	(544)	31

Foreign currency forwards	(71)	108	115	47	(161)	(132)

Interest rate contracts	8	—	1	—	(1)	—

Purchased credit default swaps	—	—	4	(1)	5	—

Total non-qualifying hedge relationships	$(80)	$130	$631	$37	$(719)	$(141)

Derivatives used for other than hedging purposes	—	7	—	23	—	5

Total derivatives	$(99)	$132	$650	$58	$(740)	$(130)

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. For the year ended December 31, 2019, there were no other-than-temporary impairment losses recorded for derivative positions.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, 31 and 33 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29, DJ.NA.IG.31 and DJ.NA.IG.33, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27 and 31 (DJ.NA.HY.27 and DJ.NA.HY.31, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The

B-132	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2019			December 31, 2018
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	8,725	530	3	8,797	413	4
	Subtotal	8,725	530	3	8,797	413	4

2 High quality	Single name credit default swaps	—	—	—	5	—	3

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	5	—	3

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$8,725	$530	—	$8,802	$413	—

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2019			December 31, 2018
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$1,210	$—	$(18)	$1,210	$—	$39

	Liabilities	—	—	—	—	—	—

Foreign currency swap contracts	Assets	274	9	11	124	6	2

	Liabilities	882	(32)	(26)	60	(9)	(12)

Total qualifying hedge relationships		$2,366	$(23)	$(33)	$1,394	$(3)	$29

Non-qualifying hedge relationships

Commodity forwards	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	—	—	—	—	—	—

Interest rate contracts	Assets	116	12	12	116	4	4

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	4,550	383	383	4,729	424	424

	Liabilities	2,451	(124)	(124)	2,200	(148)	(148)

Foreign currency forwards	Assets	789	13	13	1,676	48	48

	Liabilities	2,293	(40)	(40)	521	(4)	(4)

Purchased credit default swaps	Assets	—	—	—	3	—	—

	Liabilities	146	(3)	(3)	301	(3)	(3)

Total non-qualifying hedge relationships		$10,345	$241	$241	$9,546	$321	$321

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

		Summary of Derivative Positions
		(in millions)
		December 31, 2019			December 31, 2018
Derivatives used for other than hedging purposes		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Written credit default swaps	Assets	$8,725	$378	$530	$8,797	$486	$413

	Liabilities	—	—	—	5	—	—

Asset swaps and total return swaps	Assets	10	—	—	10	—	—

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$8,735	$378	$530	$8,812	$486	$413

Total derivatives		$21,446	$596	$738	$19,752	$804	$763

For the year ended December 31, 2019, the average fair value of derivatives used for other than hedging purposes, was $521 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

B-134	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2019	2018

TIAA Real Estate Account	$27,803	$26,181

TIAA Separate Account VA-3	13,239	9,935

TIAA Separate Account VA-1	1,112	928

TIAA Stable Value	1,673	1,245

Total	$43,827	$38,289

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$711	$—	$4,475	$5,186

Reserves

For accounts with assets at:

Fair value	$—	$—	$41,653	$41,653

Amortized cost	1,606	—	—	1,606

Total reserves	$1,606	$—	$41,653	$43,259

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,606	$—	$—	$1,606

At fair value	—	—	41,653	41,653

Total reserves	$1,606	$—	$41,653	$43,259

*	Withdrawable at book value without adjustment or charge.

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$459	$—	$4,376	$4,835

Reserves

For accounts with assets at:

Fair value	$—	$—	$36,703	$36,703

Amortized cost	1,205	—	—	1,205

Total reserves	$1,205	$—	$36,703	$37,908

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,205	$—	$—	$1,205

At fair value	—	—	36,703	36,703

Total reserves	$1,205	$—	$36,703	$37,908

*	Withdrawable at book value without adjustment or charge.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$460	$—	$4,547	$5,007

Reserves

For accounts with assets at:

Fair value	$—	$—	$36,388	$36,388

Amortized cost	932	—	—	932

Total reserves	$932	$—	$36,388	$37,320

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932

At fair value	—	—	36,388	36,388

Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2019	2018	2017

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$5,513	$5,124	$5,296

Transfers from separate accounts	(4,355)	(4,682)	(4,173)

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,158	$442	$1,123

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2019	December 31, 2018

Deferred and payout annuity contracts issued after 2000	4,156	4,160

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and determined that its reserves are sufficient to meet its obligations.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2019 and 2018, the Company had $285 million and $320 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

B-136	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2019
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$24,890	$24,890	13.1%

At book value without adjustment (minimal or no charge or adjustment)	31,760	—	—	31,760	16.8%

Not subject to discretionary withdrawal	132,718	—	—	132,718	70.1%

Total (direct + assumed)	$164,478	$—	$24,890	$189,368	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,478	$—	$24,890	$189,368

	2018
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$22,649	$22,649	12.1%

At book value without adjustment (minimal or no charge or adjustment)	32,596	—	—	32,596	17.4%

Not subject to discretionary withdrawal	132,024	—	—	132,024	70.5%

Total (direct + assumed)	$164,620	$—	$22,649	$187,269	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,620	$—	$22,649	$187,269

	2019
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$16,750	$16,750	24.3%

At book value without adjustment (minimal or no charge or adjustment)	27,897	1,598	—	29,495	42.9%

Not subject to discretionary withdrawal	22,559	—	—	22,559	32.8%

Total (direct + assumed)	$50,456	$1,598	$16,750	$68,804	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$50,456	$1,598	$16,750	$68,804

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2018
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$14,042	$14,042	22.9%

At book value without adjustment (minimal or no charge or adjustment)	24,969	1,200	—	26,169	42.6%

Not subject to discretionary withdrawal	21,222	—	—	21,222	34.5%

Total (direct + assumed)	$46,191	$1,200	$14,042	$61,433	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$46,191	$1,200	$14,042	$61,433

	2019
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$14	$14	0.8%

At book value without adjustment (minimal or no charge or adjustment)	1,140	7	—	1,147	70.8%

Not subject to discretionary withdrawal	460	—	—	460	28.4%

Total (direct + assumed)	$1,600	$7	$14	$1,621	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,600	$7	$14	$1,621

			2018
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$12	$12	1.1%

At book value without adjustment (minimal or no charge or adjustment)	1,105	5	—	1,110	98.9%

Not subject to discretionary withdrawal	—	—	—	—	—%

Total (direct + assumed)	$1,105	$5	$12	$1,122	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,105	$5	$12	$1,122

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB (“the Bank”) and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,002 million, $2,122 million and $1,924 million to its various subsidiaries and affiliates for the years ended December 31, 2019, 2018 and 2017, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, Investment Management Agreement between CREF and TCIM, and a Principal

B-138	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF, TCIM, and TC Services. The Company collects the investment management and distribution expense reimbursements from CREF and then remits those payments to TCIM and TC Services. The administration expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF. The expense reimbursements under The CREF Agreements and the equivalent expenses, amounted to approximately $667 million, $731 million, and $808 million for the years ended December 31, 2019, 2018 and 2017, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuities issued by the Company. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and nonproprietary mutual funds. Such activities performed by TC Services are on a cost reimbursement basis. The Company paid $259 million, $190 million and $154 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Effective February 2019, the Company renewed a General Service Agreement whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $105 million, $109 million, and $86M for the years ended December 31, 2019, 2018, and 2017, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, and TC Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $215 million and $219 million to Advisors and $219 million and $203 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2019 and 2018, respectively.

January 1, 2018, the Company entered into an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for the years ended December 31, 2019 and 2018, respectively.

Effective January 1, 2019, the Company entered into a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $15 million to Nuveen Services, LLC for the year ended December 31, 2019.

All services necessary for the operation of the TIAA Real Estate Separate Account (“REA”) are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $150 million, $141 million, and $157 million for the periods ended December 31, 2019, 2018 and 2017, respectively.

Effective February 2018, the Company entered into a Service Agreement with the Bank, whereby the Bank provides general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $11 million and $6 million to the Bank for the years ended December 31, 2019 and 2018, respectively.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2019 and 2018, the Company held $734 million and $825 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2019 or December 31, 2018.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2019			12/31/2018			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$6,009	$271	$6,280	$6,115	$391	$6,506	$(106)	$(120)	$(226)

b) Statutory valuation allowance	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	6,009	271	6,280	6,115	391	6,506	(106)	(120)	(226)

d) Deferred tax assets non-admitted	2,847	—	2,847	3,135	—	3,135	(288)	—	(288)

e) Subtotal net admitted deferred tax asset (c-d)	3,162	271	3,433	2,980	391	3,371	182	(120)	62

f) Deferred tax liabilities	545	482	1,027	499	470	969	46	12	58

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$2,617	$(211)	$2,406	$2,481	$(79)	$2,402	$136	$(132)	$4

	12/31/2019			12/31/2018			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission calculation components SSAP No. 101

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	2,346	60	2,406	2,365	37	2,402	(19)	23	4

1. Adjusted gross DTA expected to be realized following the balance sheet date	2,346	60	2,406	2,365	37	2,402	(19)	23	4

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	5,466	XXX	XXX	5,355	XXX	XXX	111

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	816	211	1,027	615	354	969	201	(143)	58

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,162	$271	$3,433	$2,980	$391	$3,371	$182	$(120)	$62

	2019	2018

Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	930%	828%

Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in millions)	$36,441	$35,697

	12/31/2019		12/31/2018		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted gross DTAs amount from above	$6,009	$271	$6,115	$391	$(106)	$(120)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTAs amount from above	$3,162	$271	$2,980	$391	$182	$(120)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	10.34%	—%	—%	—%	10.34%	—%

B-140	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2019	2018	2017

Current Income Tax:

Federal income tax expense (benefit)	$(189)	$(330)	$(698)

Foreign taxes	—	—	—

Subtotal	$(189)	$(330)	$(698)

Federal income taxes expense on net capital gains	204	431	619

Generation/(utilization) of loss carry-forwards	(15)	(101)	79

Intercompany tax sharing expense/(benefit)	(2)	(6)	11

Other	19	(17)	(15)

Federal and foreign income tax expense/(benefit)	$17	$(23)	$(4)

	12/31/2019	12/31/2018	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$582	$572	$10

Investments	608	600	8

Policyholder dividends accrual	397	395	2

Fixed assets	202	188	14

Compensation and benefits accrual	285	300	(15)

Net operating loss carry-forward	675	661	14

Other (including items < 5% of total ordinary tax assets)	551	510	41

Intangible assets – business in force and software	2,709	2,889	(180)

Subtotal	$6,009	$6,115	$(106)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,847	3,135	(288)

Admitted ordinary deferred tax assets	$3,162	$2,980	$182

Capital:

Investments	$251	$371	$(120)

Real estate	20	20	—

Subtotal	$271	$391	$(120)

Statutory valuation allowance adjustment	—	—	—

Non-admitted	—	—	—

Admitted capital deferred tax assets	271	391	(120)

Admitted deferred tax assets	$3,433	$3,371	$62

	12/31/2019	12/31/2018	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$235	$138	$97

Reserves transition adjustment	307	359	(52)

Other (including items < 5% of total ordinary tax liabilities)	3	2	1

Subtotal	$545	$499	$46

Capital:

Investments	482	470	12

Subtotal	$482	$470	$12

Deferred tax liabilities	$1,027	$969	$58

Net Deferred Tax:

Assets/Liabilities	$2,406	$2,402	$4

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2019 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$387	21.00%

Dividends received deduction	(80)	(4.35)%

Amortization of interest maintenance reserve	(56)	(3.04)%

Statutory impairment of affiliated common stock	41	2.23%

Current year deferred only adjustments	(36)	(1.95)%

Tax effect of change in net unrealized capital gains & losses	58	3.15%

Other	(13)	(0.68)%

Total statutory income taxes	$301	16.36%

Federal and foreign income tax incurred—Ordinary	$17	0.94%

Federal and foreign income tax incurred—Capital	—	—%

Change in net deferred income tax charge (benefit)	284	15.42%

Total statutory income taxes	$301	16.36%

As of December 31, 2019, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Operating Loss	Year of Expiration

2008	$451	2023

2012	1,267	2027

2014	357	2029

2015	860	2030

2016	1	2031

2017	275	2032

2018	2	Indefinite

Total	$3,213

As of December 31, 2019, the Company has foreign tax credit carry forwards with expiration dates through the year 2029 (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2015	$5	2025

2018	2	2028

2019	3	2029

Total	$10

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31,2017 are disallowed. Consequentially, ordinary income tax paid in year 2017 and prior may not be recouped in the event of future net losses. There was no tax expense for 2017 through 2019 that is available for recoupment.

At December 31, 2019, and 2018, the Company has no capital loss carry forwards.

At December 31, 2019, the Company has general business credits of $32 million generated during the years 2004 to 2018 and expiring between 2024 to 2038.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

B-142	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) EverTrade Direct Brokerage, Inc.

7) GreenWood Resources, Inc.

8) JWL Properties, Inc.

9) MyVest Corporation

10) ND Properties, Inc.

11) NIS/R&T, Inc.*

12) Nuveen Holdings, Inc.*

13) Nuveen Holdings I, Inc.*

14) Nuveen Investments, Inc.*

15) Nuveen Investments Holdings, Inc.*

16) Nuveen Securities, LLC*

17) Oleum Holding Company, Inc.

18) T-C Europe Holding, Inc.

19) T-C SP, Inc.

20) T-Investment Properties Corp.

21) Teachers Personal Investors Services, Inc.

22) Terra Land Company

23) TIAA-CREF Life Insurance Company

24) TIAA Board of Overseers

25) TIAA-CREF Tuition Financing, Inc.

26) TIAA Commercial Finance, Inc.

27) TIAA FSB Holdings, Inc.

28) TIAA, FSB

29) Tygris Asset Finance, Inc.

30) Tygris Commercial Finance Group, Inc.

31) Westchester Group Asset Management, Inc.

32) Westchester Group Farm Management, Inc.

33) Westchester Group Investment Management Holding Company, Inc.

34) Westchester Group Investment Management, Inc.

35) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable from (payable to) the Company’s subsidiaries for federal income taxes are ($14) million and ($45) million at December 31, 2019 and 2018, respectively.

The Company’s tax years 2014 through 2018 are open to examination by the Internal Revenue Service (“IRS”). As of December 31, 2019, the Company had no repatriation transition tax liability.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees, including employees of Nuveen Services, LLC and TIAA, FSB. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $58 million, $53 million and $58 million for the years ended December 31, 2019, 2018 and 2017, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2019	2018	2017

Benefit obligation	$38	$37	$41

Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2019	2018	2017

Benefit obligation	$75	$74	$102

Net period benefit cost	$(1)	$2	$1

Note 18—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2019 and 2018, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2019 and 2018 that resulted in default.

As of December 31, 2019 and 2018, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2019, the estimated fair value of the Company’s securities on loan under the program was $355 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2019, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $363 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2019.

Of the cash collateral received from the program, $363 million is held as cash as of December 31, 2019. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$363	$363

Total collateral reinvested	$363	$363

B-144	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

As of December 31, 2018 the estimated fair value of the Company’s securities on loan under the program was $548 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2018, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $562 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2018.

Of the cash collateral received from the program, $392 million was held as cash as of December 31, 2018, with the remaining $170 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$392	$392

30 Days or less	170	170

Total collateral reinvested	$562	$562

Note 19—Federal Home Loan Bank of New York membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $15,780 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2019			2018
	Total	General Account	Separate Account	Total	General Account	Separate Account

Membership stock—class A	$—	$—	$—	$—	$—	$—

Membership stock—class B	84	84	—	82	82	—

Activity stock	21	21	—	—	—	—

Excess stock	—	—	—	—	—	—

Total	$105	$105	$—	$82	$82	$—

Membership stock at December 31, 2019 and 2018, is not eligible for redemption.

The Company had $460 million in funding agreements outstanding at December 31, 2019. No borrowings or funding agreements were outstanding as of December 31, 2018.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2019			2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

General account	$1,375	$1,333	$1,285	$1,390	$1,359	$1,300

Separate account	—	—	—	—	—	—

Total	$1,375	$1,333	$1,285	$1,390	$1,359	$1,300

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2019			2018
	Total	General Account	Separate Account	Total	General Account	Separate Account

Debt	$1,285	$1,285	$—	$1,300	$1,300	$—

Funding agreements	—	—	—	—	—	—

Other	—	—	—	—	—	—

Total	$1,285	$1,285	$—	$1,300	$1,300	$—

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2019	2018	2017

Change in net unrealized capital gains (losses)	$118	$(359)	1,070

Change in asset valuation reserve	(1,063)	129	(1,221)

Change in net deferred income tax	(284)	(147)	(4,554)

Change in non-admitted assets	365	708	3,402

Change in post-retirement benefit liability	(8)	7	(5)

As of December 31, 2019 and 2018, the portion of contingency reserves represented by cumulative net unrealized gains was $2,616 million and $2,498 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2019 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and / or Interest Paid Inception to Date	Date of Maturity

12/16/2009	6.850%	$1,050	$1,049	$72	$719	12/16/2039

09/18/2014	4.900%	1,650	1,649	81	404	09/15/2044

09/18/2014	4.375%*	350	349	15	76	09/15/2054

05/08/2017	4.270%	2,000	1,994	85	215	05/15/2047

Total		$5,050	$5,041	$253	$1,414

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department

B-146	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 21—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2019, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2019, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2019.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2019, is $1,367 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which were payable based upon contractual terms during 2017 and 2018. The Company had agreed to fund these obligations in the event required payments to Windy City Investments Holdings, L.L.C. (“WCLLC”), the seller of Nuveen Investments, Inc., are not made by Nuveen Finance. Nuveen Finance paid $112 million of the liability during 2018, resulting in no remaining liability as of December 31, 2018. The $112 million payment was related to an earn-out which had the potential to be up to $278 million, pursuant to the terms of the Purchase and Sale Agreement, as amended. Subsequent to the earn-out payment, WCLLC filed a complaint in the Court of Chancery of the State of Delaware that generally alleges, among other things, that Nuveen, LLC improperly calculated the earn-out amount. Nuveen, LLC intends to defend against this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $30 million of this facility is maintained on a committed basis with an expiration date of July 6, 2020. As of December 31, 2019, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2019, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank. This line has an expiration date of September 9, 2020. As of December 31, 2019, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 27, 2020. As of December 31, 2019, there were no balances outstanding.

The Company provided a $23 million committed line of credit arrangement with TIAA Charitable, Inc. Effective September 20, 2019, the credit agreement was terminated, and all outstanding amounts advanced under the credit agreement through September 20, 2019, were forgiven.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2019, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 22—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2020, the date the financial statements were available to be issued.

As of March 11, 2020, sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 (“Coronavirus”).

B-148	Statement of Additional Information ∎ Single Premium Immediate Annuities

730 Third Avenue

New York, NY 10017-3206

A10896 (5/209)

PART C—OTHER INFORMATION

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

	(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

	(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

	(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

	(A)	One-Life Immediate Annuity contract (5)

	(B)	Two-Life Immediate Annuity contract (5)

	(C)	Fixed Period Immediate Annuity contract (5)

	(D)	Endorsement Internal Revenue Code Section 72(s) (15)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A)	Charter of TIAA-CREF Life (2)

	(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

	(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

	(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

	(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)

	(G)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(H)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (13)

	(I)	Master Services Agreement effective as of September 30, 2015 between Teachers Insurance and Annuity Association of America and Accenture LLP (15)

(9)	Legality Opinion and Consent of Ken Reitz, Esquire *

	(10)	(A) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

	(11)	None

	(12)	None

	(13)	(A) Schedule of Computation of Performance Information (6)
(B)(1) Powers of Attorney (15)

(B)(2) Powers of Attorney (16)

(B)(3) Powers of Attorney (17)

(B)(4) Powers of Attorney*

	(14)	Financial Data Schedule—not required

*	Filed herewith.

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2

Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7

Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

13	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

14	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-179272 and 811-22659).

15	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)

16	Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

17	Incorporated by reference to the Registration Statement on Form N-6, filed on February 28, 2019 (File Nos 333-129945 and 811-10393).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
William G. Griesser	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Christine E. Dugan	Director, Senior Vice President, Chief Actuary
Bradley Finkle	Director
Derek Heaslip	Director
Eric T. Jones	Director
Meredith Kornreich	Director
Christopher Van Buren	Director
Christopher A. Baraks	Vice President, Corporate Tax Controller
Todd Sagmoe	Vice President, Head of Insurance,, Illustration Actuary
Elizabeth Debenedictis	Vice President, Distribution
Stacy Eisenhauer	Vice President, Chief Financial Officer
Carol Fracasso	Vice President, Business Management Consumer Services Officer
Jorge Gutierrez	Treasurer
Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts
Kenneth W. Reitz	General Counsel

Name and Principal Business Address*	Position and Offices with Depositor
Wayne Smiley	Chief Compliance Officer
Mary Catherine Benedetto	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
HOLDING COMPANY SYSTEM*

TIAA Board of Overseers
Teachers Insurance and Annuity Association of America
("TIAA")
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA FSB Holdings, Inc.
TIAA-CREF Redwood, LLC
TIAA RPS, LLC
MyVest Corporation
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Business Services (India) Private Limited
Everbank Funding, LLC
TIAA, FSB
TIAA Endowment & Philanthropic Services, LLC
TIAA-CREF Insurance Agency, LLC
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
Nuveen International Holdings LLC
Nuveen Real Estate Global LLC
Nuveen Global Investments LLC
Nuveen Real Estate Project Management Services LLC
Nuveen Australia Pty Ltd
Nuveen UK Limited
Nuveen Canada Company
Nuveen Japan Co. Ltd.
Nuveen Hong Kong Limited
TIAA International Holdings 1 Limited
TIAA International Holdings 2 Limited
TIAA International Holdings 3 Limited
Nuveen Real Estate Limited
Nuveen Alternatives Advisors LLC
AGR Partners LLC
NCREIC Holdings LLC
Westchester Group Investment Management Holding Company, Inc.
Nuveen Churchill Advisors LLC
Westchester Group Investment Management, Inc.
GreenWood Resources, Inc.
Nuveen Churchill Administration LLC
Churchill Asset Management LLC
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
NIS/R&T, Inc.
Nuveen Alternative Investments, LLC
Nuveen Securities, LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Nuveen Investments Holdings, Inc.
Symphony Asset Management, LLC
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Nuveen NWQ Holdings, LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Santa Barbara Asset Management, LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte Ltd.
Gresham Asset Management LLC
Nuveen Capital Markets LLC
Symphony Alternative Assets Management LLC

This chart is a representation of the organizational structure of TIAA and does not detail each subsidiary of TIAA. For a complete list of subsidiaries, please refer to the attachment.

Exhibit A

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
AGR Partners LLC	Delaware	To manage agricultural investments.	Nuveen Alternative Holdings LLC - Member - 75%

AGR Services LLC	Delaware	To employ personnel.	AGR Partners LLC - Member - 99%; Nuveen Alternative Holdings LLC - Member - 1%

Nuveen Securities, LLC	Delaware	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients. U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member.	Nuveen Investments, Inc. - Member - 100%

TIAA-CREF Individual & Institutional Services, LLC	Delaware	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.	Teachers Insurance and Annuity Association of America - Member - 100%

TIAA-CREF Insurance Agency, LLC	Delaware	To act as a licensed life insurance agent offering insurance services and products.	TIAA RFS, LLC - Managing Member - 100%

TIAA-CREF Tuition Financing, Inc.	Delaware	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Sections 529 and 529A of the Internal Revenue Code.	Teachers Insurance and Annuity Association of America - Shareholder - 100%

Nuveen Churchill Advisors LLC	Delaware	To act as an adviser.	NCBDC Holdings LLC - Member - 100%

Cam HR Resources LLC	Delaware	To employ personnel.	Churchill Asset Management LLC - Managing Member - 99%; Nuveen Alternative Holdings LLC - Member - 1%

Churchill Agency Services LLC	Delaware	To act as administrative and collateral agent in connection with certain investments.	Churchill Asset Management LLC - Member - 100%

Churchill Asset Management LLC	Delaware	To act as a registered investment adviser for investments, primarily in U.S. middle-market companies.	Nuveen Alternative Holdings LLC - Member - 75%

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
TIAA Endowment & Philanthropic Services, LLC	Delaware	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.	TIAA-CREF Redwood, LLC - Member - 100%

Envisage Information Systems, LLC	New York	To operate a software development company.	Teachers Insurance and Annuity Association of America - Member - 100%

MyVest Corporation	Delaware	To provide digital financial account management services.	Teachers Insurance and Annuity Association of America - Shareholder- 100%

TIAA Global Business Services (India) Private Limited	India	To provide certain Information Technology, Business process and Corporate Shared Services related support services.	TIAA GBS Singapore Holding Company Pte. Ltd. - Shareholder - 99%; TIAA GBS Holding LLC - Shareholder - 1%

Adastra Management Inc.	Alberta	To act as a manager of legal entities.	Polar Star Canadian Oil and Gas Holding,ULC - Shareholder - 40%

Greenwood Resources Brasil, Ltda.	Brazil	To provide property management services.	Greenwood Resources Forest Management, LLC - Shareholder - 99%; GreenWood Resources, Inc. - Shareholder - 1%

GreenWood Resources Capital Management, LLC	Delaware	To act as a registered investment advisor.	GreenWood Resources, Inc. - Member - 100%

GreenWood Resources Chile SpA	Chile	To provide property management services.	GWR SA Ltd (BVI) - Shareholder - 100%

GreenWood Resources China Ltd. (HK)	Hong Kong	To provide capital management services.	GWR China Ltd. (BVI) - Shareholder - 100%

GreenWood Resources, Inc.	Delaware	To act as an advisor and manager of timber and related investments.	Beaver Investment Holdings LLC - Shareholder - 80%

GreenWood Resources Poland sp z.o.o.	Poland	To provide property management services.	GWR Europe Limited - Shareholder - 100%

GWR Uruguay S.A.	Uruguay	To act as a property manager.	Greenwood Resources Forest Management, LLC - Shareholder - 100%

Lower Columbia Tree Farm, LLC	Delaware	To hold timber-related investments.	GreenWood Tree Farm Fund, LP - Member - 100%

Gresham Asset Management LLC	Delaware	To collect performance compensation from certain funds.	Nuveen Investments, Inc. - Managing Member - 78.9%

Gresham Investment Management Asia Pte Ltd.	Singapore	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.	Gresham Investment Management LLC - Shareholder - 100%

Gresham Investment Management LLC	Delaware	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.	Nuveen Investments, Inc. - Managing Member - 78.9%

Nuveen Alternatives Advisors LLC	Delaware	To provide advisory services.	Nuveen Alternative Holdings LLC - Member - 100%

Nuveen Alternatives Services LLC	Delaware	To provide administrative services and to act as General Partner.	Nuveen Alternative Holdings LLC - Member - 100%

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
Nuveen Canada Company	Canada	To provide sales and marketing services with respect to the investment funds, investment advisory and management services offered by its affiliates.	Nuveen International Holdings LLC - Shareholder - 100%

Nuveen Real Estate Global Cities Advisors, LLC	Delaware	To provide investment advisory services.	Nuveen Real Estate Global LLC - Member - 100%

Nuveen Services, LLC	Delaware	To act as the employer entity for all Nuveen employees and to enter into commercial relationships pertaining to the provision of shared services.	Nuveen, LLC - Member - 100%

Permian Investor Asset Manager LLC	Delaware	To provide management and advisory services to a real estate joint venture.	Nuveen Permian Investor Asset Manager Member LLC - Member - 50%

Teachers Advisors, LLC	Delaware	To act as a registered investment advisor to provide investment management services.	Nuveen Finance, LLC - Member - 100%

TIAA-CREF Investment Management, LLC	Delaware	To act as a registered investment advisor, which provides investment management services for College Retirement Equities Fund.	TIAA-CREF Asset Management LLC - Member - 100%

Nuveen Real Estate Project Management Services LLC	Delaware	To provide development management, construction management, due diligence and other services to entities which own interests in, operate or manage real estate projects.	Nuveen Real Estate Global LLC - Member - 100%

Nuveen Asset Management, LLC	Delaware	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.	Nuveen Fund Advisors, LLC - Member - 100%

Nuveen Fund Advisors, LLC	Delaware	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.	Nuveen Investments, Inc. - Member - 100%

NWQ Investment Management Company, LLC	Delaware	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.	NWQ Partners, LLC - Member - 100%

Santa Barbara Asset Management, LLC	Delaware	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.	Nuveen Investments, Inc. - Member - 100%

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
Symphony Alternative Asset Management LLC	Delaware	To act as an asset manager of CLO products.	Nuveen Capital Markets LLC - Member - 100%

Symphony Asset Management LLC	California	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.	Nuveen Investments, Inc. - Member - 51%; Nuveen Investments Holdings, Inc. - Managing Member - 49%

Jatoba Brasil Investimentos Florestais Ltda	Brazil	To facilitate asset acquisitions of timber assets.	GTR Brasil Participações Ltda. - Shareholder - 100%

Taurion, S.A.	Uruguay	To hold alternative investments.	Global Timber Spain S.L. - Shareholder - 100%

Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	To provide investment consulting services.	Nuveen Group Holdings Limited - Shareholder - 100%

Asia Pacific Management S.à r.l	Luxembourg	The purpose of the Company is the creation, administration and management of investment vehicles, in accordance with article 125-1 of the Luxembourg law dated 17 December 2010 on undertakings for collective investment, as amended from time to time.	Nuveen Europe Holdings Limited - Shareholder - 100% - Common

Henderson European Retail Property Fund Management S.à r.l	Luxembourg	To engage in the creation, administration and management of a mutual investment fund organized under the law of the Grand Duchy of Luxembourg.	Nuveen Europe Holdings Limited - Shareholder - 94.4% - Common

Nuveen Administration Limited	United Kingdom	To provide administrative services and hold some of the employees of Nuveen Real Estate mainly based in the UK. This entity is set up to house the employees and to serve as the leasing party under Nuveen Real Estate leases.	Nuveen Real Estate Limited - Shareholder- 100%

Nuveen Alternatives Europe S.a.r.l	Luxembourg	The Company’s purpose is the execution of all necessary tasks to ensure the Compliance with the Luxembourg law dated 12 July 2013 on alternative investment managers as amended the (“2013 Law”) and in particular to act as (i) an authorized alternative investment fund manager within the meaning of the 2013 law (ii) a management company within the meaning of article 125-2 of the Luxembourg law dated 17 December 2010 relating to undertakings for collective investment.	Nuveen Europe Holdings Limited - Shareholder - 100%

Nuveen Asset Management Europe S.a.r.l.	Luxembourg	The engage in any and all acts or activities permitted under the laws of Luxembourg.	Nuveen Europe Holdings Limited - Shareholder - 100%

Nuveen Beteiligung Verwaltungs GmbH	Germany	To manage real estate investments.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen Consulting (Shanghai) Company Limited	China	To provide investment consulting.	Nuveen Group Holdings Limited - Shareholder - 100%

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
Nuveen Corporate Secretarial Services Limited	United Kingdom	To provide administrative services.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen France SAS	France	To provide real estate advisory services.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen Fund (Europe) Management S.à r.l	Luxembourg	The purpose of the Company is the creation, administration and management of a fund.	Nuveen Europe Holdings Limited - Shareholder - 100% - Common

Nuveen Fund Management (Jersey) Limited	Jersey	To manage real estate funds.	Nuveen Europe Holdings Limited - Shareholder - 100%

Nuveen Fund Management Vanquish II (Jersey) Limited	Jersey	To manage real estate funds.	Nuveen Fund Management (Jersey) Limited - Shareholder - 100%

Nuveen Fund Management Vanquish (Jersey) Limited	Jersey	To manage real estate funds.	Nuveen Fund Management (Jersey) Limited - Shareholder - 100%

Nuveen Hong Kong Limited	Hong Kong	To provide distribution, advisory, and marketing services.	TGAM HK HC LLC - Shareholder - 100%

Nuveen Italy S.R.L.	Italy	To provide real estate advisory services.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen Japan Co. Ltd.	Japan	To engage in Investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.	Nuveen International Holdings LLC - Shareholder - 100%

Nuveen Management AIFM Limited	United Kingdom	To act as an asset manager.	Nuveen Europe Holdings Limited - Shareholder - 100%

Nuveen Management Austria GmbH	Austria	To manage real estate funds.	Nuveen Group Holdings Limited - Shareholder - 65%

Nuveen Management Company (Luxembourg) No 1 S.à r.l	Luxembourg	To manage real estate funds.	Nuveen Europe Holdings Limited - Shareholder - 94.4%

Nuveen Management Finland Oy	Finland	To house employees for the asset manager in connection with a fund.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen Property Management (Jersey) Limited	Jersey	To manage real estate funds.	Nuveen Europe Holdings Limited - Shareholder - 100%

Nuveen Real Estate Limited	United Kingdom	To act as the holding company.	TIAA International Holdings 3 Limited - Shareholder - 99.6% - Ordinary, Class B; TIAA International Holdings 1 Limited - Shareholder - 0.4% - Ordinary, Class B

Nuveen Real Estate Management Limited	United Kingdom	To manage real estate funds and certain distribution activities.	Nuveen FCACO Limited - Shareholder - 100%

Nuveen Singapore Private Limited	Singapore	To act as a real estate investment advisor and certain fund management and distribution activities.	Nuveen Group Holdings Limited - Shareholder - 100%

Nuveen UK Limited	United Kingdom	To provide distribution and marketing services.	Nuveen International Holdings LLC - Shareholder - 100%

Nuveen Real Estate (Australia) Limited	Australia	To provide real estate advisory and management services.	Nuveen Group Holdings Limited - Shareholder - 100%

TIAA-CREF Asset Management UK Limited	United Kingdom	To provide real estate investment advisory services.	Nuveen FCACO Limited - Shareholder - 100%

TIAA-CREF Luxembourg S.à r.l	Luxembourg	To provide accounting and domiciliary services to certain entities.	Nuveen Group Holdings Limited - Shareholder - 100%

Entity Name	Domestic Jurisdiction	Business Purpose	Ownership
AMC Holding, Inc.	Florida	To engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.	TIAA, FSB - Shareholder - 100%

Business Property Lending, Inc.	Delaware	To act as a servicer of securitized commercial mortgage loans.	TIAA, FSB - Shareholder - 100%

Elite Lender Services, Inc.	Florida	To engage in residential mortgage settlement services and act as a title insurance agency and any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, with all of the general and specific powers and rights granted to and conferred on a corporation by the Act.	TIAA, FSB - Shareholder - 100%

TIAA Commercial Finance, Inc.	Delaware	To engage in equipment leasing and commercial financing.	Tygris Commercial Finance Group, Inc. - Shareholder - 100%

Tygris Asset Finance, Inc.	Delaware	To engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.	Tygris Commercial Finance Group, Inc. - Shareholder - 100%

Westchester Group Asset Management, Inc.	Illinois	To provide agricultural asset management services.	Westchester Group Investment Management, Inc. - Shareholder - 100%

Westchester Group Farm Management, Inc.	Illinois	To provide farm management services.	Westchester Group Investment Management, Inc. - Shareholder - 100%

Westchester Group Investment Management, Inc.	Delaware	To operate an agricultural asset management business.	Westchester Group Investment Management Holding Company, Inc. - Shareholder - 100%

Westchester Group of Europe Limited	United Kingdom	To provide advice and property management services for agricultural investments.	Westchester Group Investment Management, Inc. - Shareholder - 100%

Westchester Group of Poland Sp. Z.o.o.	Poland	To provide agricultural asset management services.	Westchester Group of Europe Limited - Shareholder - 100%

Westchester Group Real Estate, Inc.	Illinois	To provide brokerage services related to agricultural investments.	Westchester Group Investment Management, Inc. - Shareholder - 100%

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	To provide asset administration services to legal entities located in Brazil or other companies in South America.	Westchester Group Investment Management, Inc. - Shareholder - 99%; Westchester Group Real Estate, Inc. - Shareholder - 1%

Westchester Group SRL	Romania	To engage in agricultural asset management services.	Westchester Group of Europe Limited - Shareholder - 100%

Westchester NGFF Investment, LLC	Delaware	To hold investments for employee long-term incentive.	Westchester Group Investment Management, Inc. - Member - 100%

Plata Wine Partners, LLC	California	To provide management of grape harvest and virtual winemaking.	The Plata Wine Partners Trust - Member - 91%

Winslow Capital Management, LLC	Delaware	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.	Nuveen WCM Holdings, LLC - Member - 100%

*

TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 27. Number of Contractowners

As of March 1, 2020, there were 534 owners of Contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of the New York State Department of Financial Services not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Rashmi Badwe	Manager
William G. Griesser	Manager
Eric T. Jones	Manager
Raymond Bellucci	Manager
Colbert Narcisse	Manager
Ross Abbott	Manager
Angela Kahrmann	Manager, President, Chief Executive Officer
Pamela Lewis Marlborough	Managing Director, Chief Legal Officer, Assistant Secretary
Samuel Turvey	Chief Compliance Officer
David Barber	Chief Financial Officer, Controller
Jorge Gutierrez	Treasurer
Mary Catherine Benedetto	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918,

11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 1st day of May, 2020

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
William G. Griesser
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on May 1, 2020 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
William G. Griesser

/S/ STACY EISENHAUER	Chief Financial Officer
Stacy Eisenhauer	(Principal Financial and Accounting Officer)

*	Director, Chairman
William G. Griesser

*	Director
Rashmi Badwe

*	Director
Christine E. Dugan

*	Director
Bradley Finkle

*	Director
Derek Heaslip

*	Director
Eric T. Jones

*	Director
Meredith Kornreich

*	Director
Christopher Van Buren

* Signed by Kenneth W. Reitz, Esq. as attorney-in -fact pursuant to a Power of Attorney effective: March 30, 2020

/S/ KENNETH W. REITZ
Kenneth W. Reitz, Esq.

Attorney-in-fact

EXHIBIT INDEX

(9)	Legality Opinion and Consent of Ken Reitz, Esquire

(10)(A)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13)(B)(4)	Powers of Attorney